Exhibit 10.2

EXHIBIT A-1

FUNDING NOTICE

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section 2.1(b) of the Credit Agreement, Borrower desires that Lenders make the following Credit Extension[s] to Company in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yyyy] (the “Credit Date”):

Term Loans

•	Base Rate Loans:	$[ , , ]

•	Eurodollar Rate Loans, with an Initial Interest Period of Month(s):	$ [ , , ]

Borrower hereby certifies that:

(i) the Credit Extension[s] requested herein [comply] [complies] with the provisions of Section 2.1; and

(ii) the conditions specified in Section 3.1 have been satisfied on and as of the Credit Date.

Date: [mm/dd/yyyy]	DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

A-1-1

EXHIBIT A-2

CONVERSION/CONTINUATION NOTICE

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section 2.8 of the Credit Agreement, Borrower desires to convert or to continue the following Term Loans, each such conversion and/or continuation to be effective as of [mm/dd/yyyy]:

$[ , , ]	Eurodollar Rate Loans to be continued with Interest Period of month(s)

$[ , , ]	Base Rate Loans to be converted to Eurodollar Rate Loans with Interest Period of month(s)

$[ , , ]	Eurodollar Rate Loans to be converted to Base Rate Loans

Except in the case of a conversion to Base Rate Loans, Borrower hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default.

Date: [mm/dd/yyyy]	DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

A-2-1

EXHIBIT B

TERM LOAN NOTE

$[Lender’s Term Loan Commitment]

[ ], 2007	New York, New York

FOR VALUE RECEIVED, the undersigned (the “Borrower”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns, on or before the Maturity Date, the lesser of (a) [AMOUNT] DOLLARS ($[      ,      ,      ]) and (b) the unpaid principal amount of all advances made by Payee to the Borrower as Term Loans under the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation, Douglas Dynamics, L.L.C., a Delaware limited liability company, Fisher, LLC, a Delaware limited liability company, Douglas Dynamics Finance Company, a Delaware corporation, the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

This Term Loan Note (this “Note”) is one of the “Term Loan Notes” issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, the Borrower, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrower hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of the Borrower, each as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Whenever in this Note reference is made to Administrative Agent, Payee or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of Payee and its successors and assigns.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. The Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

BORROWER:

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

TRANSACTIONS ON

TERM LOAN NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C

COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.  I am the Chief Financial Officer of Douglas Dynamics, L.L.C. (the “Company” or the “Borrower”).

2.  I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), the Company, Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”) the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements.

3.  The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which the Company or any of its Subsidiaries has taken, is taking, or proposes to take with respect to each such condition or event.

The foregoing certifications, together with the computations set forth in the Annex A hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered [mm/dd/yyyy] pursuant to Section 5.1(d) or 5.1(i) of the Credit Agreement or in connection with the making of a Permitted Acquisition under the Credit Agreement.

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

ANNEX A TO
COMPLIANCE CERTIFICATE

FOR THE FISCAL [QUARTER] [YEAR] ENDING [mm/dd/yyyy]

This Annex A is attached to and made part of a Compliance Certificate dated as of [mm/dd/yyyy] and pertains to the period [mm/dd/yyyy] to [mm/dd/yyyy]. Subsection references herein relate to subsections of the Credit Agreement.

1. Consolidated Adjusted EBITDA: (i) + (ii)(1) - (iii) (2)=			$	[ , , ]

(i)	Consolidated Net Income:		$	[ , , ]

(ii)	(a)	Consolidated Interest Expense and non-Cash interest expense:	$	[ , , ]

	(b)	provisions for taxes based on income:	$	[ , , ]

	(c)	total depreciation expense:	$	[ , , ]

	(d)	total amortization expense: (3)	$	[ , , ]

	(e)	non-cash impairment charges:	$	[ , , ]

(f)

non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement:

			$	[ , , ]

	(g)	other non-Cash items that are unusual or otherwise non-recurring items:	$	[ , , ]

	(h)	expenses for fees under the Management Services Agreement:	$	[ , , ]

	(i)	any extraordinary losses and non-recurring charges during any period:(4)	$	[ , , ]

	(j)	restructuring charges or reserves:(5)	$	[ , , ]

	(k)	any transaction costs incurred in connection with the issuance of Securities or any refinancing transaction, in each case whether or not such transaction is consummated:	$	[ , , ]

(1)           Without duplication to the extent deducted in the calculation of Consolidated Net Income for such period.

(2)           Without duplication.

(3)           Including amortization of goodwill, other intangibles, and financing fees and expenses.

(4)           Including severance, relocations costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements.

(5)           Including costs related to closure of Facilities.

	(1)	any fees and expenses related to any Permitted Acquisitions	$	[ , , ]

(iii)	(a)	non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items:	$	[ , , ]

(b)

cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clauses (ii)(f) or (ii)(g) above:

			$	[ , , ]

	(c)	Restricted Payments made during such period to Holdings pursuant to Section 6.5(c)(i):	$	[ , , ]

2. Consolidated Capital Expenditures:			$	[ , , ]

The aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries. (6)

		Maximum: (7)	$	[ , , ]

3. Consolidated Current Assets:			$	[ , , ]

The total assets of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

4. Consolidated Current Liabilities:			$	[ , , ]

The total liabilities of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

5. Consolidated Fixed Charges: (i) + (ii) + (iii) + (iv) + (v) = (8)			$	[ , , ]

(i)	Consolidated Interest Expense:		$	[ , , ]

(ii)	scheduled payments of principal on Consolidated Total Debt:		$	[ , , ]

(iii)	Consolidated Capital Expenditures: (9)		$	[ , , ]

(6)           Excluding expenditures constituting the purchase price for Permitted Acquisitions and amounts constituting Net Asset Sale Proceeds and Net Insurance/Condemnation Proceeds which are reinvested in the business of Company and its Subsidiaries in accordance with Section 2.13(a) or Section 2.13(b) of the Credit Agreement, respectively, by the Company and its Subsidiaries during such period.

(7)           Maximum for calendar year.

(8)           Without duplication.

(iv)	the portion of taxes based on income actually paid in cash during such period by the Company or any of its Subsidiaries whether for such period or any other period:	$	[ , , ]

(v)	Restricted Payments permitted under Section 6.5(c)(iii) of the Credit Agreement and which are paid in cash during such period:	$	[ , , ]

6. Consolidated Interest Expense: (i) - (ii) =		$	[ , , ]

(i)           total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements: (10)

		$	[ , , ]

(ii) the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash:		$	[ , , ]

7. Consolidated Net Income: (i) - (ii) =		$	[ , , ]

(i)	the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP:	$	[ , , ]

(ii)	(a)

the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period:

		$	[ , , ]

(b)

the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries:

		$	[ , , ]

(c)

the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable

(9)           Other than those financed with secured Indebtedness permitted by Sections 6.1 and 6.2 of the Credit Agreement or made or incurred pursuant to Section 6.8(b)(ii) of the Revolving Credit Facility.

(10)         Excluding any amounts referred to in Section 2.10(d) of the Credit Agreement payable on or before the Closing Date and amounts with respect to the termination of Interest Rate Agreements entered into within 90 days of the Closing Date.

	to that Subsidiary:	$	[ , , ]

	(d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan:	$	[ , , ]

	(e) to the extent not included in items (a) through (d) above, any net extraordinary gains or net extraordinary losses:	$	[ , , ]

8. Consolidated Total Debt:

The aggregate stated balance sheet amount of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, that the amount of revolving Indebtedness to be included at the date of determination shall be equal to the average of the balances of such revolving Indebtedness as of the end of each of the prior four calendar quarters: (11)

		$	[ , , ]

9. Fixed Charge Coverage Ratio: (12) (i)/(ii) =

(i)	Consolidated Adjusted EBITDA for the four-Fiscal Quarter Period then ended:	$	[ , , ]

(ii)	Consolidated Fixed Charges for such four-Fiscal Quarter Period:	$	[ , , ]

	Actual:	. :1.00
	Required:(13)	1.00:1.00

10. Leverage Ratio: (14),(15) (i)/(ii) =

(i)	Consolidated Total Debt less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such day in excess of $1,000,000:	$	[ , , ]

(ii)	Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ended:	$	[ , , ]

	Actual:	. :1.00
	Required:	. :1.00

(11)         Except that with respect to the first four calendar quarters after the Closing Date, the amount of revolving Indebtedness to be included shall be based on the average of the quarter end balances from the Closing Date through the date of determination.

(12)         Calculated as of the last day of any Fiscal Quarter.

(13)         If a Liquidity Event then exists.

(14)         Calculated as of the last day of any Fiscal Quarter.

(15)         For purposes of determining the unsecured debt basket pursuant to Section 6.1(k).

EXHIBIT D

OPINION OF COUNSEL FOR CREDIT PARTIES

D-1

EXHIBIT E

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [NAME OF ASSIGNOR] (the “Assignor”) and [NAME OF ASSIGNEE] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including to the extent included in any such Loans and Letters of Credit) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/Related Fund/Sponsor/Fund affiliated with Sponsor(1)]

3.	Borrower(s):	Douglas Dynamics, L.L.C.

4.	Administrative Agent:	Credit Suisse, acting through its Cayman Islands Branch, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance.” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”) the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”)

(1)           Select as applicable.

6.             Assigned Term Loan Commitment:

Aggregate Amount of	Amount of	Percentage Assigned
Commitment/Loans	Commitment/Loans	of
for all Lenders	Assigned	Commitment/Loans(2)
$	$		%
$	$		%
$	$		%

Effective Date:                   , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

7.             Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

Notices:	Notices:

Attention:	Attention:
Telecopier:	Telecopier:

with a copy to:	with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

(2)           Set forth, to at least 9 decimal places, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR:
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and](3) Accepted:

CREDIT SUISSE, acting through its Cayman Islands Branch, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Consented to by Borrower:](4)

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

(3)           If required pursuant to Section 10.6(c) of the Credit Agreement.

(4)           If required pursuant to Section 10.6(c) of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1.             Representations and Warranties.

1.1                   Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of Holdings, the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings, the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2                   Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.                                       Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3.                                       Post-Default. After the occurrence and during the continuation of an Event of Default, the Company may identify, by written to notice to the Administrative Agent (and the Administrative Agent shall promptly notify the Lenders), up to two banks, financial institutions or other entities who shall not be permitted to be an Eligible Assignee during the continuation of such Event of Default.

4.                                       General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

EXHIBIT F

CERTIFICATE RE: NON-BANK STATUS

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”) the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section 2.19(c) of the Credit Agreement, the undersigned hereby certifies that it is not a “bank” or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended. Attached hereto are two original copies of Internal Revenue Service Form W-8 (or its successor form) properly completed and duly executed.

[NAME OF LENDER]

By:
Name:
Title:

F-1

EXHIBIT G

SOLVENCY CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.   I am the Chief Financial Officer of Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”) and Douglas Dynamics, L.L.C., a Delaware limited liability company (the “Company” or the “Borrower”).

2.   Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Holdings, the Company, Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”) the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

3.   I have reviewed the terms of Sections 3 and 4 of the Credit Agreement and the definitions and provisions contained in the Credit Agreement relating thereto, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

4.   Based upon my review and examination described in paragraph 3 above, I certify, solely in my capacity as the chief financial officer of Holdings and Company, that, as of the date hereof, after giving effect to the incurrence of the Obligations under the Credit Documents, the borrowings under the Revolving Credit Facility and the other transactions contemplated by the Credit Documents, (a) Holdings and its Subsidiaries (on a consolidated basis) are and will be Solvent and (b) Borrower is and will be Solvent.

The foregoing certifications are made and delivered as of [         ], 2007.

DOUGLAS DYNAMICS HOLDINGS, INC.
DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title: Chief Financial Officer

G-1

EXHIBIT H

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated [mm/dd/yyyy] (this “Counterpart Agreement”), is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”) the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Section 1. Pursuant to Section 5.10 of the Credit Agreement, the undersigned hereby:

(a)          agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

(b)          represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

(c)          no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

(d)          irrevocably and unconditionally guarantees the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Section 7 of the Credit Agreement; and

(e)          (i) agrees that this Counterpart Agreement may be attached to the Pledge and Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Pledge and Security Agreement as if it were an original signatory thereto, (iii) grants to Secured Parties (as such term is defined in the Pledge and Security Agreement) a security interest in all of the undersigned’s right, title and interest in, to and under all personal property, subject to the limited exclusions set forth in Section 2.3 of the Pledge and Security Agreement, of the undersigned including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (as each of the following is defined in the Pledge and Security Agreement and all of which being hereinafter collectively referred to as the “Collateral”): Accounts; Chattel Paper; Documents; General Intangibles; Goods; Instruments; Insurance; Intellectual Property; Investment Related Property; Letter of Credit Rights; Money; Receivables and Receivable Records; Commercial Tort Claims; to the extent not otherwise included in the foregoing, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and to the extent not otherwise included in the foregoing, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing, and (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.

Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement. Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Counterpart Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Address for Notices:

Attention:
Telecopier

with a copy to:

Attention:
Telecopier

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

CREDIT SUISSE,
acting through its Cayman Islands Branch,
as Administrative Agent and as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT I

PLEDGE AND SECURITY AGREEMENT

I-1

EXECUTION VERSION

TERM PLEDGE AND SECURITY AGREEMENT

dated as of May 21, 2007

among

DOUGLAS DYNAMICS, L.L.C.
DOUGLAS DYNAMICS FINANCE COMPANY
FISHER, LLC
DOUGLAS DYNAMICS HOLDINGS, INC.

EACH OF THE OTHER GRANTORS PARTY HERETO

and

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

as Collateral Agent

i

SCHEDULE 4.1 — GENERAL INFORMATION

SCHEDULE 4.2 — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 — INTELLECTUAL PROPERTY — EXCEPTIONS

SCHEDULE 4.6 — COMMERCIAL TORT CLAIMS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

ii

TERM PLEDGE AND SECURITY AGREEMENT, dated as of May 21, 2007 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement dated as of May 21, 2007 (as amended, restated, supplemented, refinanced or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and Holdings, each a “Guarantor” and collectively the “Guarantors”) the banks and financial institutions listed on the signature pages hereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”);

WHEREAS, pursuant to the Credit Agreement, the lenders thereunder have extended or will extend certain Loans the Borrower, which Obligations, to be guaranteed by Holdings, Fisher, DD Finance and future Domestic Subsidiaries of the Company (such parties, together with Company, each a “Credit Party,” and collectively, the “Credit Parties”) and, in connection therewith, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents with a First Priority security interest in the Term Priority Collateral and a Second Priority security interest in the ABL Priority Collateral, each in favor of the ABL Collateral Agent;

WHEREAS, the Company has also entered into the certain Credit and Guaranty Agreement dated as of May 21, 2007 (as amended, restated, supplemented, refinanced or otherwise modified from time to time in accordance with its terms, the “ABL Credit Agreement”), by and among the Company, as borrower, Holdings, Fisher and DD Finance, as guarantors, the banks and financial institutions listed on the signature pages thereof, Credit Suisse, as administrative agent and JPMorgan Chase Bank, N.A., as collateral agent, whereby the lenders thereunder have extended or will extend certain loans to the Company, to be guaranteed by Holdings and in connection therewith, each of the Company, Holdings and the Subsidiary Guarantors thereunder have agreed to secure such party’s obligations thereunder with a First Priority Security Interest in the ABL Priority Collateral and a Second Priority security interest in the Term Priority Collateral;

WHEREAS, concurrently herewith, the Collateral Agent hereunder and the ABL Collateral Agent have entered into an Intercreditor Agreement which provides for, inter alia, the relative priorities of the security interests granted herein and in the ABL Security Agreement;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders as set forth in the Credit Agreement, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1.   DEFINITIONS.

1.1                               General Definitions.  In this Agreement, the following terms shall have the following meanings:

“ABL Collateral Agent” means JPMorgan Chase Bank, N.A., as collateral agent under the ABL Security Agreement, or any permitted successor, replacement or assign.

“ABL Credit Agreement” shall have the meaning assigned to such term in the recitals.

“ABL Credit Documents” shall mean the ABL Credit Agreement and the other “Credit Documents” as defined in the ABL Credit Agreement.

“ABL Security Agreement” means that certain ABL Pledge and Security Agreement dated as of the date hereof, among the Company, the other Grantors party hereto, and JPMorgan Chase Bank, N.A., as collateral agent thereunder.

“Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

“Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.

“Agent” shall have the meaning assigned to such term in the Credit Agreement.

“Agreement” shall have the meaning set forth in the preamble.

“Additional Grantors” shall have the meaning set forth in Section 5.3.

“Assigned Agreements” shall mean, with respect to any Grantor, all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Cash Proceeds” shall have the meaning assigned in Section 7.7.

“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

“Company” shall have the meaning set forth in the recitals hereto.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Tax Code.

“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5 (B) (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.5(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, and (iv) all rights to sue for past, present and future infringements thereof.

“Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Credit Documents”  shall have the meaning assigned to such term in the Credit Agreement.

“Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).

“Documents” shall mean all “documents” as defined in Article 9 of the UCC.

“Equipment” shall mean:  (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“Event of Default” shall have the meaning assigned to such term in the Credit Agreement.

“First Priority” shall have the meaning assigned to such term in the Credit Agreement.

“General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantors” shall have the meaning set forth in the preamble.

“Holdings” shall have the meaning set forth in the recitals hereto.

“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Intercreditor Agreement” shall mean the Intercreditor Agreement dated the date hereof, among the Company, the Collateral Agent hereunder and the ABL Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Lender” shall have the meaning assigned to such term in the Credit Agreement.

“Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.

“Lien” shall have the meaning assigned to such term in the Credit Agreement.

“Material Adverse Effect” shall have the meaning assigned to such term in the Credit Agreement.

“Money” shall mean “money” as defined in the UCC.

“Obligations” shall have the meaning assigned to such term in the Credit Agreement.

“Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(D) (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.5(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (ii) all rights corresponding thereto throughout the world, (ii) all inventions and improvements described therein, and (iv) all rights to sue for past, present and future infringements thereof, (v) all licenses, claims, damages, and proceeds of suit arising therefrom.

“Permitted Lien” shall have the meaning given to such term in the Credit Agreement.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all Indebtedness owed to any Grantor, regardless of whether evidenced by instrument or promissory note, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of any Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of any Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of capital stock owned by any Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of any Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of any Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean:  (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of any Grantor or any computer bureau or agent from time to time acting for any Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

“Record” shall have the meaning specified in Article 9 of the UCC.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Collateral Agent, each Agent and the Lenders and shall include, without limitation, all former Lenders to the extent that any Obligations owing to such Persons were incurred while such Persons were Lenders and such Obligations have not been paid or satisfied in full.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).

“Subsidiary Guarantor” shall mean any Subsidiary of the Company that becomes a Guarantor in accordance with Section 5.10 of the Credit Agreement.

“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.

“Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(F) (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.5 (E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, and (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5 (G) (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to the right to sue for past, present and future misappropriation or other violation of any Trade Secret.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

“United States” shall mean the United States of America.

1.2          Definitions; Interpretation.  All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC.  References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.  If any conflict or inconsistency exists between this Agreement, the ABL Security Agreement and the Intercreditor Agreement with respect to the rights and obligations of the Collateral Agent hereunder and the ABL Collateral Agent, the Intercreditor Agreement shall control.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.   GRANT OF SECURITY.

2.1          Grant of Security.  Each Grantor hereby grants to the Collateral Agent for its benefit and for the benefit of the other Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)           Accounts;

(b)           Chattel Paper;

(c)           Documents;

(d)           General Intangibles;

(e)           Goods;

(f)            Instruments;

(g)           Insurance;

(h)           Intellectual Property;

(i)            Investment Related Property;

(j)            Letter of Credit Rights;

(k)           Money;

(l)            Receivables and Receivable Records;

(m)          Commercial Tort Claims;

(n)           to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2                               Intercreditor Agreement.  Notwithstanding anything to the contrary contained in this Agreement, the priorities with respect to all security interests granted to the Collateral Agent hereunder and under the other Credit Documents and to the ABL Collateral Agent under the ABL Security Agreement and the other ABL Credit Documents shall be governed by the terms and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

2.3                               Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that, in the case of either (i) or (ii) above, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; or (b) any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 66% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation.

SECTION 3.   SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1                               Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).

3.2                               Continuing Liability Under Collateral.  Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.

4.1                               Generally.

(a)                                  Representations and Warranties.  Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i)                    it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;

(ii)                   it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (A) the type of organization of such Grantor, (B) the jurisdiction of organization of such Grantor, (C) its organizational identification number, if any, and (D) the jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located;

(iii)                  the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

(iv)                  except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(v)                   upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(D)

hereof (as such schedule may be amended or supplemented from time to time), upon execution of a control agreement, in form and substance satisfactory to the Collateral Agent, with respect to any Deposit Account, upon consent of the issuer with respect to Letter of Credit Rights, and to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected First Priority or Second Priority Liens (in accordance with the Intercreditor Agreement (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;

(vi)                  other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (A) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing, (B) financing statements in favor of the ABL Collateral Agent and (C) financing statements filed in connection with other Permitted Liens, and other than the filings in favor of the Collateral Agent and the ABL Collateral Agent, no effective filing with respect to a Lien covering all or any part of the Collateral is on file with the United States Patent and Trademark Office or United States Copyright Office or any other Governmental Authority;

(vii)                 no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (A) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (B) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (1) for the filings contemplated by clause (vii) above and (2) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

(viii)                all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

(ix)                   none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC); and

(x)                    it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut.

(b)                                 Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                    except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral,

except the Lien of the ABL Collateral Agent and other Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(ii)                   it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization unless it shall have (A) contemporaneously therewith notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, and (B) taken all actions necessary or advisable to maintain the continuous validity, perfection and the priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;

(iii)                  upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that has had or reasonably could be expected to materially and adversely affect the value of the Collateral or any significant portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any significant portion thereof that if left unbonded or not removed would result in an Event of Default;

(iv)                  it shall not take or permit any action which could impair the Collateral Agent’s rights in the Collateral in any material respect; and

(v)                   it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted by, and in accordance with the Credit Agreement and the ABL Credit Agreement.

4.2                               Equipment and Inventory.

(a)                                  Representations and Warranties.  Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

(i)                    all of the Equipment and Inventory (other than de minimis amounts of Equipment and Inventory not located in such locations in the ordinary course of business, Equipment and Inventory in transit between locations identified on Schedule 4.2 and Inventory in transit to Account Debtors) included in the Collateral is kept for the past four (4) years only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time); and

(ii)                   subject to the provisions of Section 4.2(b)(iii), none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

(b)                                 Covenants and Agreements.  Each Grantor covenants and agrees that:

(i)                    it shall keep the Equipment, Inventory (other than de minimis amounts of Equipment and Inventory not located in such locations in the ordinary course of business, Equipment and Inventory in transit between locations identified on Schedule 4.2 and Inventory in transit to Account Debtors) and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, contemporaneously with any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request;

(ii)                   it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent or the purchaser of such Equipment or Inventory;

(iii)                  if any Equipment or Inventory with a fair market value of greater than $150,000 in the aggregate is in the possession or under the control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; provided, however, that following the occurrence and during the continuance of an Event of Default, each Grantor shall comply with this provision with respect to all Equipment and Inventory; and

(iv)                  with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $40,000 individually or $150,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

4.3                               Receivables.

(a)                                  Covenants and Agreements:  Each Grantor hereby covenants and agrees that:

(i)                    it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(ii)                   it shall perform in all material respects all of its obligations with respect to the Receivables;

(iii)                  it shall not amend, modify, terminate or waive any provision of any material Receivable in any manner which could reasonably be expected to materially and adversely affect the value of such Receivable as Collateral other than, prior to the occurrence and during the continuance of an Event of Default, in the ordinary course of business as generally conducted by such Grantor.  Following an Event of Default, other than in the ordinary course of business as generally conducted by it and except as otherwise provided in subsection (iv) below, such Grantor shall not (A) grant any extension or renewal of the time of payment of any Receivable, (B) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (C) release, wholly or partially, any Person liable for the payment thereof, or (D) allow any credit or discount thereon; and

(iv)                  each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable any Supporting Obligation or Collateral Support, in each case, at its own expense and consistent with such Grantor’s reasonable business practice.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time to require any Grantor to notify any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation (and prior to the occurrence and continuance of an Event of Default, such notification may be on a “no name” basis) and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may:  (A) notify and direct, or require any Grantor to notify and direct, the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (B) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (C) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a collateral account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

4.4                               Investment Related Property.

4.4.1       Investment Related Property Generally

(a)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                    within 10 Business Days after the end of each calendar month, in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property.  Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

(ii)                   except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (A) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (B) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control, except, with respect to control, as otherwise permitted under Sections 4.4.1(b) or 4.4.4(c)(i) below, of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest; and

(iii)                  each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.

(b)                                 Delivery and Control.  Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) promptly upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Agent.  With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property (i) credited to a Securities Account or (ii) which is represented by a certificate or “instrument” and does not exceed $50,000 individually and $200,000 in the aggregate) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC; provided, however, that following the occurrence and during the continuance of an Event of Default, it shall cause all such certificates or instruments to be delivered to the Collateral Agent.  For the avoidance of doubt, the Grantor shall comply with Section 4.4.1(a)(i) regardless of any exception set forth in this Section 4.4.1(b).  With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (A) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (B) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

(c)                                  Voting and Distributions.

(i)                    So long as no Event of Default shall have occurred and be continuing:

(A)          except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would materially and adversely affect the value of the Investment Related Property or any part thereof; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4(c)(i)(A); and

(B) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

(ii)                                  Upon the occurrence and during the continuation of an Event of Default and (except with regard to an Event of Default pursuant to Section 8.1(f) or 8.1(g) of the Credit Agreement) if the Collateral Agent has given written notice to the Grantor of its election to exercise its rights under this Agreement:

(A)  all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)  in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

4.4.2       Pledged Equity Interests

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i)                    Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii)                   it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than the lien of the Collateral Agent and the ABL Collateral Agent and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(iii)                  without limiting the generality of Section 4.1(a)(vii), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or First Priority or Second Priority status, in accordance with the Intercreditor Agreement, of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

(iv)                  none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (A) are registered as investment companies or (B) are dealt in or traded on securities exchanges or markets; and

(v)                   all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                    it shall comply in all material respects with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall, except prior to the occurrence and during the continuance of an Event of Default, to the extent the relevant Grantor in the exercise of its reasonable business judgment otherwise elects,  enforce all of its rights with respect to any Investment Related Property; and

(ii)                   each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.4.3       Pledged Debt

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that Schedule 4.4 (as such schedule may be amended or supplemented from time to time in accordance with the terms set forth herein) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and, to the knowledge of such Grantor, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and, to such Grantor’s knowledge, is the legal, valid and binding obligation of the issuers thereof and is not in default (other than with respect to issuers that are not Affiliates of any Grantor) and constitutes all of the issued and outstanding inter-company Indebtedness;

4.4.4       Investment Accounts

(a)                                  Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:

(i)                    Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest.  Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the ABL Collateral Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

(ii)                   Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest.  Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the ABL Collateral Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(iii)                  Except as otherwise permitted in Section 4.4.4(c) or as otherwise consented to by the Collateral Agent, each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (A) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (B) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (C) deliver all Instruments, except as otherwise permitted by Section 4.4.1(b), to the Collateral Agent.

(b)                                 Covenant and Agreement.  Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c) (and except as otherwise provided in Section 4.4.4(c)).

(c)                                  Delivery and Control

(i)                    With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, except for Securities Accounts or Securities Entitlements which do not exceed $100,000 in the aggregate (such amount inclusive of any amounts held in any Deposit Accounts that are not subject to control agreements), it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement ,in form and substance satisfactory to the Collateral Agent, pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor.  With respect to any Investment Related Property that is a “Deposit Account,” except for Deposit Accounts which do not exceed $100,000 in the aggregate (such amount inclusive of any amounts held in any Securities Accounts that are not subject to control agreements), it shall cause the depositary institution maintaining such account to enter into an agreement, in form and substance satisfactory to the Collateral Agent, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account.  Each Grantor shall have entered into such control agreement or agreements with respect to: (A) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Credit Date, as of or prior to the Credit Date, and (B) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Credit Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts; except that with respect to any (A) Securities Accounts or Securities Entitlements that exist on the Closing Date, such Grantor shall have entered into such control agreements no later than sixty (60) days after such Closing Date and (B) Deposit Accounts that exist on the Closing Date, such Grantor shall have entered into such control agreements no later than the Closing Date; and

(ii)           in addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable,  under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent.  In addition, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

4.5                               Intellectual Property.

(a)                                  Representations and Warranties.  Except as disclosed in Schedule 4.5(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i)                    Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (A) all United States, state and foreign registrations of and applications for Patents, Trademarks (including all Internet domain names), and Copyrights owned by each Grantor and (B) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor;

(ii)                   it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 4.5 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other material Intellectual Property used in or necessary to conduct its business, and all Intellectual Property Collateral is free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.5(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

(iii)                  all Intellectual Property Collateral listed on Schedule 4.5 and all other Intellectual Property Collateral that is material to the conduct of such Grantor’s business, is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks listed on Schedule 4.5 in full force and effect;

(iv)                  all registrations for Intellectual Property Collateral and all other Intellectual Property Collateral that is material to the Grantor’s business is valid and enforceable (except as set forth in Section 4.5(b)(i)); no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any such material Intellectual Property Collateral and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened, except for such actions or proceedings that could not reasonably be expected to have a Material Adverse Effect;

(v)                   all registrations and applications for Copyright Collateral, Patent Collateral and Trademark Collateral are standing in the name of each Grantor, and none of the Trademark Collateral, Patent Collateral, Copyright Collateral or Trade Secret Collateral has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.5(B), (D), (F), or (G) (as each may be amended or supplemented from time to time) and pursuant to non-exclusive licenses entered into in the ordinary course of business;

(vi)                  each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights that are, in each case, material to the business of such Grantor;

(vii)                 each Grantor maintains standards of quality in the manufacture, distribution, and sale of all products sold, and in the provision of all services rendered, under or in connection with all Trademark Collateral that is material to the business of such Grantor and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor maintains such standards of quality adequate at minimum to prevent any of the Trademark Collateral from becoming invalid or unenforceable;

(viii)                the conduct of the business of Grantor as currently conducted does not and will not infringe upon, violate, misappropriate or dilute any intellectual property of any third party which infringement, violation, misappropriation or dilution could reasonably be expected to have a Material Adverse Effect; no claim is pending or threatened that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the rights of any third party, except for claims that could not reasonably be expected to have a Material Adverse Effect;

(ix)                   to the best of each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, where such infringement or violation could reasonably be expected to have a Material Adverse Effect; and

(x)                    no settlements or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Grantor or to which any Grantor is bound that materially and adversely affects any Grantor’s rights to own or use any Intellectual Property that is material to the business of such Grantor.

(b)                                 Covenants and Agreements.  Each Grantor hereby covenants and agrees as follows:

(i)                    it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of any Grantor may lapse, or become abandoned, dedicated to the public or unenforceable, or which would adversely affect the validity, grant or enforceability of the security interest granted therein;

(ii)                   it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such

Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall use commercially reasonable efforts to insure that licensees of such Trademarks use such consistent standards of quality;

(iii)                  it shall not apply to register any Copyright in the United States Copyright Office without the prior written notice to the Collateral Agent, and the provision of details sufficient for the Collateral Agent to record its security interest in the United States Copyright Office;

(iv)                  it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (A) abandoned or dedicated to the public or placed in the public domain, (B) invalid or unenforceable, or (C) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(v)                   it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue all applications and maintain all registrations of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property Collateral;

(vi)                  in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all actions such Grantor determines is necessary or advisable in its reasonable business judgment to stop such infringement, misappropriation,  or dilution and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

(vii)                 it shall within ten (10) Business days after the end of each Fiscal Quarter report to the Collateral Agent (A) the filing of any application to register any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof during such Fiscal Quarter), and (B) the registration of any Intellectual Property Collateral by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

(viii)                it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any and all parts of the Intellectual Property Collateral, whether now owned or hereafter acquired;

(ix)                   except with the prior written consent of the Collateral Agent or as permitted under the Credit Agreement or the ABL Credit Agreement, each Grantor (i) shall not execute, and there will not be any filings with respect to a Lien on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent or in connection with any other Permitted Lien and (ii) shall not sell, assign, transfer, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property Collateral, except for the Lien created by and under this Agreement, the ABL Security Agreement or the other Credit Documents;

(x)                    it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could reasonably be expected to materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any Intellectual Property acquired under such contracts, except for non-exclusive licenses entered into in the ordinary course of business which restrict only the assignment of such license;

(xi)                   it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to confidential information and documents; and

(xii)                  it shall use proper statutory notice in connection with its use of any of the Intellectual Property that is material to its business.

4.6                               Commercial Tort Claims.

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all known Commercial Tort Claims of each Grantor in excess of $250,000 individually or $500,000 in the aggregate; and

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that with respect to any known Commercial Tort Claim in excess of $250,000 individually or $500,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5.   FURTHER ASSURANCES; ADDITIONAL GRANTORS.

5.1                               Further Assurances.

(a)           Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)                    file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)                   take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

(iii)                  at any reasonable time, upon request by the Collateral Agent, allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

(iv)                  at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.

(b)           Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”  Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c)           Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 4.5 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

5.2                               Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement in the form attached hereto as Exhibit A and a Counterpart Agreement in accordance with the Credit Agreement.  Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6.   COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

6.1                               Power of Attorney.  Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to allow the Collateral Agent to undertake any action required to be undertaken by any Grantor hereunder and not so undertaken, and otherwise to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)           upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b)           upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)           upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)           upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)           to prepare and file any UCC financing statements against such Grantor as debtor;

(f)            to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)           upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge Taxes and all penalties and interest related thereto or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)           upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

6.2                               No Duty on the Part of Collateral Agent or Secured Parties.  The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.  The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.   REMEDIES.

7.1                               Generally.

(a)                                  If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)                    require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)                   enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)                  prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)                  without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)           The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities or that relate to non-waivable provisions of applicable law.  Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c)           The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral.  The Collateral Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)           The Collateral Agent shall have no obligation to marshal any of the Collateral.

7.2                               Application of Proceeds.  Except as provided in the Intercreditor Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority:  first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to pay interest on and then principal of any portion of the Term Loans that Administrative Agent may have advance on behalf of any Lender for which Administrative Agent has not then been reimbursed by such Lender or Company; third, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders; and fourth, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

7.3                               Sales on Credit.  If Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and the Secured Obligations shall be credited with proceeds of the sale.

7.4                               Deposit Accounts.

If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

7.5                               Investment Related Property.

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

7.6                               Intellectual Property.

(a)                                  Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(i)                    the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property Collateral, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation to the extent required under Section 4.5(b);

(ii)                   upon written demand from the Collateral Agent, each Grantor shall grant to the Collateral Agent any licenses, assignments or rights in any of such Grantor’s right, title and interest in and to any Intellectual Property Collateral and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate for the Grantor or the Collateral Agent to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor prior to such Event of Default;

(iii)                  within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall use reasonable best efforts to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks and Trademark Licenses; and

(iv)                  the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done; including

(1)                                  all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2)                                  Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)           If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

(c)           Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

7.7                               Cash Proceeds.  In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, upon the occurrence and during the continuation of an Event of Default and (except with regard to an Event of Default pursuant to Section 8.1(f) or 8.1(g) of the Credit Agreement) notice from the Collateral Agent of its intent to exercise its rights under this Section 7.7, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account.  Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise):  if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter shall be applied by the Collateral Agent against the Secured Obligations in accordance with the terms hereof (except as otherwise provided in the Intercreditor Agreement).

SECTION 8.   COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Credit Agreement.  In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section and the Intercreditor Agreement.  Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors.  Upon any such notice of resignation, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to the Collateral Agent, to appoint a successor Collateral Agent.  If no successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Collateral Agent gives notice of its resignation, then the resigning Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent.  Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall be deemed the Collateral Agent under this Agreement.  Upon the acceptance of any appointment as Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereby also be deemed the successor Collateral Agent and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Agreement and the Credit Agreement (including Section 9 thereof) shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

Grantors jointly and severally agree to indemnify the Collateral Agent and the other Secured Parties from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Collateral Agent’s or Secured Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.  The obligations of Grantors in this Section 8 shall survive the termination of this Agreement and the discharge of the Secured Obligations.

SECTION 9.   CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns.  Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.  Upon the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors.  Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.  In addition, the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors any documents or instruments necessary to release any Lien in accordance with Section 9.8 of the Credit Agreement encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted under the Credit Agreement.

SECTION 10.   STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11.   MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement.  No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights, powers and remedies existing under this Agreement and the other Credit Documents are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Document.  Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.  This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns.  No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.  This Agreement, the Intercreditor Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES THEREOF.

[Signatures follow on next page]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DOUGLAS DYNAMICS HOLDINGS, INC.

By:
Name:
Title:

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

DOUGLAS DYNAMICS FINANCE COMPANY

By:
Name:
Title:

FISHER, LLC,

By:
Name:
Title:

[Signature Page to Term Pledge and Security Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Term Pledge and Security Agreement]

SCHEDULE 4.1

TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)          Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)           Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)           Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)          Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)           Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

1

SCHEDULE 4.2

TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Location of Equipment and Inventory

1

SCHEDULE 4.4

TO PLEDGE AND SECURITY AGREEMENT

INVESTMENT RELATED PROPERTY

(A)          Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	% of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of the Trust

1

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

2

SCHEDULE 4.5

TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor

INTELLECTUAL PROPERTY

(A)          Copyrights

(B)           Copyright Licenses

(C)           Patents

(D)          Patent Licenses

(E)           Trademarks

(F)           Trademark Licenses

(G)           Trade Secret Licenses

(H)          Intellectual Property Exceptions

1

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF ORGANIZATION] [Corporation] (the “Grantor”) pursuant to the Term Pledge and Security Agreement, dated as of May 21, 2007 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Douglas Dynamics Holdings, Inc., a Delaware corporation, Douglas Dynamics, L.L.C., a Delaware limited liability company, Fisher, LLC, a Delaware limited liability company and Douglas Dynamics Finance Company, the other Grantors named therein, and Credit Suisse, Cayman Islands Branch, as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement, and agrees to be bound by all of the provisions of the Security Agreement applicable to any “Grantor”.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

1

SUPPLEMENT TO SCHEDULE 4.1

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)          Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)           Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)           Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)          Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

2

(E)           Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

3

SUPPLEMENT TO SCHEDULE 4.2

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

4

SUPPLEMENT TO SCHEDULE 4.4

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

5

SUPPLEMENT TO SCHEDULE 4.5

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

6

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of                   , 200     among                                  (the “Pledgor”), Credit Suisse, Cayman Islands Branch, as collateral agent for the Secured Parties (as defined in the Term Pledge and Security Agreement dated as of May 21, 2007, among the Pledgor, the other Grantors party thereto and the Collateral Agent (the “Security Agreement”)) and the Secured Parties (as defined in the ABL Pledge and Security Agreement, dated as of May 21, 2007, among the Debtor, the other Grantors party thereto and the Collateral Agent), (the “Collateral Agent”) and                         , a                 corporation (the “Issuer”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Security Agreement.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Registered Ownership of Shares.  The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of                      shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent or in connection with a disposition permitted by the Credit Agreement.

Section 2.  Instructions.  If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3.  Additional Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Collateral Agent:

(a)  It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b)  It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c)  Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d)  This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4.  Choice of Law.  This Agreement shall be governed by the laws of the State of New York.

1

Section 5.   Conflict with Other Agreements.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.  Voting Rights.  Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8.  Indemnification of Issuer.  The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s gross negligence or willful misconduct and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9.  Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[INSERT ADDRESS]
Attention:
Telecopier:

Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Issuer:	[INSERT ADDRESS]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 10.  Termination.  The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing.  The

2

Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement.  The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR]

By:
Name:
Title:

[ ]
as Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

3

Exhibit A

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Issuer]

Attention:

Re:  Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Pledgor].  This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [the Pledgor] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

Very truly yours,

[ ],
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT J

MORTGAGE

J-1

MORTGAGE, ASSIGNMENT OF LEASES,

RENTS AND PROFITS AND SECURITY AGREEMENT

DOUGLAS DYNAMICS, L.L.C.

Mortgagor

to

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

in its capacity as Collateral Agent for the Secured Parties

Eleven Madison Avenue

New York, New York  10010

Mortgagee

DATED:  As of May 21, 2007

Premises located in:

City of Rockland, County of Knox, State of Maine

Record and Return to:

Skadden Arps Slate Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

Attn:  Eric Lee, Esq.

43.	Construction	19
44.	Headings	19
45.	After Acquired Property	19
46.	Further Assurances	20
47.	Definitions	20
48.	Successors and Assigns	20
49.	Credit Agreement	20
50.	State Specific Provisions	20

Exhibit A	Description of the Land
Exhibit B	Existing Liens

3

MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND PROFITS

AND SECURITY AGREEMENT

THIS MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND PROFITS AND SECURITY AGREEMENT (this “Mortgage”) made as of this 21st day of May, 2007 by DOUGLAS DYNAMICS, L.L.C., a Delaware limited liability company having an office at 7777 North 73rd Street, Milwaukee, Wisconsin  53223 (the “Mortgagor”), to CREDIT SUISSE, CAYMAN ISLANDS BRANCH, a bank organized under the laws of Switzerland, acting through its Cayman Islands Branch (“Credit Suisse”), as collateral agent (in such capacity, and together with its successors and assigns, the “Mortgagee”), having an office at Eleven Madison Avenue, New York, New York 10010, for the Secured Parties (as such term and other capitalized terms used but not otherwise defined herein are defined in the Credit Agreement, defined below).

W I T N E S S E T H:

WHEREAS, Mortgagor is the owner of the fee interest in those certain parcels of land lying and being situated in the City of Rockland, Knox County, Maine, as more particularly described in Exhibit A attached hereto;

WHEREAS, Mortgagor, as Borrower, Fisher, LLC, a Delaware limited liability company (“Fisher”), Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance”), and Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), as Guarantors, the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch, as sole bookrunner, sole lead arranger, syndication agent, documentation agent, administrative agent for the Lenders (“Term Administrative Agent”), and as collateral agent for the Lenders, have entered into that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and Mortgagee has agreed to administer, certain credit facilities in an aggregate amount not to exceed $85,000,000, which extensions of credit shall be used for the purposes permitted under the Credit Agreement, upon the terms and conditions contained in the Credit Agreement; and

WHEREAS, Mortgagor has agreed to execute and deliver to Mortgagee this Mortgage in order to secure Mortgagor’s performance of Mortgagor’s obligations under the Credit Agreement and under any of the other Credit Documents;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, including Mortgagee’s entering into the Credit Agreement, the receipt and legal sufficiency of which are hereby expressly acknowledged by all parties, to secure the full and complete payment and performance of the Obligations, including Mortgagor’s performance of Mortgagor’s obligations pursuant to the Credit Agreement, this Mortgage and the other Credit Documents, Mortgagor and Mortgagee hereby agree as follows:

Mortgagor does hereby grant, pledge, mortgage, warrant, sell, transfer, assign, and convey unto Mortgagee subject only to the Permitted Liens and Existing Liens (defined below), all of its right, title and interest in the following (collectively, the “Property”):

A.            All that certain land located in the City of Rockland, Knox County, Maine, and more particularly described in Exhibit A annexed hereto and made a part hereof (collectively, the “Land”).

B.            All the buildings, structures and improvements, now or at any time hereafter erected on the Land or any part thereof (collectively, the “Buildings”).

C.            All machinery, apparatus, equipment, personal property and fixtures of every kind and nature whatsoever now or hereafter located in, on or about any one or more of the Buildings or upon the Land, or attached to or used or useable in connection with the operation or maintenance of the Land or any one or more of the Buildings, or any part thereof, and now owned or hereafter acquired (collectively, the “Building Equipment”; the Land, the Buildings and the Building Equipment being hereafter sometimes collectively referred to as the “Premises”).

D.            All right, title and interest of Mortgagor, whether now owned or hereafter acquired, in and to any opened or proposed avenues, streets, roads, public places, sidewalks, alleys, strips or gores of land, in front of or adjoining the Land or any one or more of the Buildings and all easements, tenements, hereditament, appurtenances, rights and rights of way, public or private, pertaining or belonging to the Land or any one or more of the Buildings.

E.             All insurance proceeds and all awards and payments, subject to applicable provisions of this Mortgage, including interest thereon, and the right to receive the same, which may be made in respect of all or any part of any of the Premises or any estate or interest therein or appurtenant thereto, as a result of damage to or destruction of all or any part of any of the Premises, the exercise of the right of condemnation or eminent domain, the closing of, or the alteration of the grade of, any street on or adjoining the Land, or any other injury to or decrease in the value of all or any part of any of the Premises.

F.             All right, title and interest of Mortgagor in and to any and all present and future Leases (as defined in Paragraph 47) of all or any part of the Premises, and in and to the rents, issues and profits payable thereunder and cash or securities deposited thereunder as lessees’ security deposits.

G.            All franchises, permits, licenses and rights therein respecting the use, occupation and operation of the Premises or the activities conducted thereon or therein.

H.            All right, title and interest of Mortgagor in and to any minerals, oil or gas located on, under or appurtenant to the Land.

I.              All right, title and interest of Mortgagor in and to any tax refunds with respect to the Premises.

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J.             To the extent assignable, all of Mortgagor’s interest in and to all agreements, contracts, certificates, instruments and other documents, now or hereafter entered into, pertaining to the construction, operation or management of the Premises and all right, title and interest of Mortgagor therein (collectively, the “Contracts”).

K.            All of Mortgagor’s interest in and to all easements, rights, licenses, privileges and appurtenances including, without limitation, development and air rights now or hereafter belonging or in any way appertaining to the Land.

L.             All of the estate and rights of Mortgagor now or hereafter acquired in and to land lying in streets, roads, ways and alleys, open or proposed, adjoining or contiguous to the Land.

M.           The rents, issues and profits of any of the foregoing.

TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns, forever.  Provided, that if (i) Mortgagor shall perform all obligations hereunder and (ii) the Obligations (including, without limitation, certain credit facilities in an aggregate amount not to exceed $170,000,000, all as further described in the Credit Agreement, and any “Future Advances” and “Contingent Obligations” referred to in Section 50 of this Mortgage) are paid in full, the Commitments are cancelled or terminated and all outstanding Letters of Credit are cancelled or have expired, then this Mortgage shall be released without warranty, at the cost and request of Mortgagor.

AND MORTGAGOR COVENANTS, REPRESENTS AND WARRANTS TO AND FOR THE BENEFIT OF MORTGAGEE AND THE SECURED PARTIES AS FOLLOWS:

1.             Payment of Obligations and Performance of Covenants and Agreements         Mortgagor shall pay or perform the Obligations when due in accordance with the provisions of the Credit Agreement, this Mortgage, and the other Credit Documents and perform the covenants and agreements of Mortgagor set forth in the Credit Documents.

2.             Title to Property         Mortgagor represents and warrants that (a) it owns good and marketable fee simple title to the Premises, (b) it has the good and unrestricted right, full power and lawful authority to make this Mortgage in accordance with the terms hereof, (c) Mortgagor has obtained any and all consents and approvals necessary or required for the making of this Mortgage, and the making of this Mortgage will not violate any contract or agreement to which Mortgagor is a party or by which the Property is bound, and (d) the Premises is free of all liens, encumbrances, adverse claims and other defects of title whatsoever except those items listed on Exhibit B annexed hereto and made a part hereof (collectively, the “Existing Liens”) and Permitted Liens.  Mortgagor does hereby and shall forever warrant and defend its title to and interest in the Property and the validity and priority of the lien of this Mortgage, subject to the Existing Liens and the Permitted Liens, to Mortgagee and the Secured Parties, their respective successors and assigns, against all claims and demands whatsoever of any Person or

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Persons.  As of the date hereof, there are no defenses or offsets to this Mortgage or to the Obligations.

3.             Intercreditor Agreement         Notwithstanding anything herein to the contrary, and regardless of the priority of recordation of this Mortgage, the lien and security interests granted to the Mortgagee pursuant to this Mortgage and the exercise of any right or remedy by such Mortgagee hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of May 21, 2007 (the “Intercreditor Agreement”), by and among Mortgagor, Fisher, DD Finance, Holdings, Mortgagee, Term Administrative Agent, Credit Suisse, in its capacity as administrative agent under the ABL Loan Documents (as defined therein), and JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the ABL Loan Documents (together with its successors and assigns from time to time in such capacity, the “ABL Collateral Agent”).  In the event of any conflict between the terms of the Intercreditor Agreement and this Mortgage, the terms of the Intercreditor Agreement shall govern.

4.             Future Advances         Without limiting the generality of any other provision hereof, or the terms and provisions of the Credit Agreement, the Obligations shall include, without limitation:  (a) all existing indebtedness of Mortgagor to Mortgagee and/or any of the Secured Parties evidenced by any of the Credit Documents; (b) all future advances that may subsequently be made by Mortgagee and/or the Lenders as provided by any of the Credit Documents; and (c) all other indebtedness, if any, of Mortgagor to Mortgagee and/or any of the Secured Parties now due or to become due or hereafter contracted pursuant to any of the Credit Documents; provided that the maximum principal amount of all existing indebtedness, future advances, readvances of sums repaid and all other indebtedness secured hereby at any one time shall not exceed the total sum of $170,000,000 (exclusive of interest thereon, attorneys’ fees and costs, taxes, insurance premiums and all other obligations hereunder).

5.             Insurance

(a)        Mortgagor shall maintain in full force and effect with respect to the Premises the insurance as required by Section 5.5 of the Credit Agreement.

(b)        In the event of a foreclosure of this Mortgage or other action or proceeding taken by Mortgagee pursuant to this Mortgage, the purchaser of the Premises shall succeed to all of the rights of Mortgagor, including any right to unearned premiums, in and to all policies of insurance which Mortgagor is required to maintain under Paragraph 5(a) and to all proceeds of such insurance.

6.          Impositions

(a)        Mortgagor shall pay, not later than the final delinquency date thereof, all real estate taxes, personal property taxes, assessments, water rates and sewer rents, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Land, and any other amounts which could be or become a lien upon or against the

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Property or any part thereof (collectively, the “Impositions”); provided, no such Imposition need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor.  Notwithstanding the foregoing, Mortgagor shall promptly, and in any event on demand, pay such contested Imposition if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued.  During the continuance of any Event of Default, upon demand by Mortgagee, Mortgagor will pay the whole of any assessment (an “Assessment”) for local improvements which may be payable in installments, notwithstanding that such installments may not be due and payable at the time of such demand.

(b)        Mortgagor shall, upon request of Mortgagee, deliver to Mortgagee, within twenty (20) days after the final delinquency date thereof of any Imposition or Assessment, receipts evidencing such payment or other proof of payment satisfactory to Mortgagee.

7.          Maintenance and Alterations         Mortgagor will maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, the Premises and from time to time will make or cause to made all appropriate repairs, renewals and replacements thereof.

8.          Leasing  Mortgagor represents that there are no Leases now in effect.  Mortgagor shall not enter into any Lease of all or any part of any of the Premises without in each instance obtaining Mortgagee’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.  Mortgagor shall deliver to Mortgagee a duplicate original of each Lease promptly after the execution thereof.  At the option of Mortgagee, each Lease, and all renewals, replacements, extensions, and modifications thereof, and all rights of the tenant thereunder, shall be subject and subordinate to this Mortgage, and to each and every advance made or thereafter made hereunder or under the other Credit Documents and to all renewals, additions, amendments, supplements, modifications, consolidations, spreaders, replacements, and extensions of this Mortgage and shall contain provisions obligating the tenants thereunder to attorn to Mortgagee or any purchaser therefrom if Mortgagee or such purchaser succeeds to the interest of Mortgagor under such Lease.  Mortgagor shall fully and promptly perform all of the obligations to be performed by the lessor under any and all Leases.  Mortgagor shall enforce the performance and observance of each and every obligation to be performed or observed by the lessees under such Leases.  Mortgagor shall give prompt notice to Mortgagee of (a) any notice received by Mortgagor of any default by the lessor under any Lease, (b) the commencement of any action or proceeding by any lessee the purpose of which shall be the cancellation of any Lease or a diminution or abatement of the rent payable thereunder, (c) any notice of default given by Mortgagor to the lessee under any Lease, or (d) the interposition by any lessee of any defense or counterclaim in any action or proceeding brought by Mortgagor against such lessee; and Mortgagor will cause a copy of any process, pleading or notice received or served by Mortgagor in reference to any such action, defense or claim to be promptly delivered to

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Mortgagee.  Mortgagor shall hold in trust all security deposits and advance rent given on account of any Lease, and deposit such security in a bank or trust company and shall not mingle such funds with other funds.  Mortgagor shall repay or apply such funds only in accordance with the provisions of the applicable Leases.

9.          Recording, Filing and Other Fees         Mortgagor shall pay all recording and filing fees, all recording taxes, and all other costs and expenses in connection with the preparation, execution and recordation and other manner of perfection of this Mortgage and any other Credit Documents, and shall reimburse Mortgagee and each of the Secured Parties on demand for all costs and expenses of any kind incurred by Mortgagee or any of the Secured Parties in connection therewith (including, without limitation, reasonable attorneys’ fees and disbursements).  Mortgagor will, at any time on request of Mortgagee, execute or cause to be executed financing statements, continuation statements, or the like, in respect of any Building Equipment.  Mortgagor shall pay all filing fees, including fees for filing continuation statements, in connection with such financing statements.

10.        Taxes Imposed on Mortgagee and the Secured Parties  Mortgagor shall pay all taxes (except income, inheritance and franchise taxes, taxes on the receipt of debt service payments, or taxes in lieu of any of the foregoing) imposed on Mortgagee or any of the Secured Parties by reason of its ownership of this Mortgage or any of the other Credit Documents.

11.        Compliance with Laws, etc.         Mortgagor shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

12.        Inspection         Mortgagee and its authorized representatives shall have the right, at Mortgagee’s option, at reasonable times during normal business hours and upon reasonable prior written notice, and as often as may be reasonably requested, to enter the Premises for the purpose of inspecting the same and any other Collateral.

13.        Certificate of Mortgagor         Mortgagor, upon request of Mortgagee or any of the Secured Parties, shall certify to Mortgagee or to such Secured Party or to any proposed assignee of or participant in this Mortgage, by an instrument in form reasonably satisfactory to Mortgagee or such Secured Party, duly acknowledged, the amount of the Obligations then owing, whether any offsets or defenses exist against payment or performance of all or any portion of the Obligations and anything else that Mortgagee or such Secured Party might reasonably request, within ten (10) days if the request is made personally, or within fifteen (15) days if the request is made by mail.  Mortgagee, Secured Parties and any actual or proposed assignee of or participant in this Mortgage shall have the right to rely on such certification.

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14.        Condemnation

(a)        Mortgagor shall give notice to Mortgagee upon Mortgagor receiving written notice of the commencement of any action or proceeding to take all or any part of the Premises by exercise of the right of condemnation or eminent domain or of any action or proceeding to close or to alter the grade of any street on or adjoining the Land.  Mortgagee may participate in any such action or proceeding in the name of Mortgagee or, whenever necessary, in the name of Mortgagor, and Mortgagor shall deliver to Mortgagee such instruments as Mortgagee shall request to permit such participation.  Mortgagor shall not settle any such action or proceeding or agree to accept any award or payment without the prior written consent of Mortgagee (which consent shall not be unreasonably withheld, conditioned or delayed), and such award or payment and any interest thereon (hereinafter collectively called the “Award”) shall be applied in accordance with Section 2.14(b) and Section 2.15 of the Credit Agreement.

(b)        The application of any Award toward payment of the Obligations shall not be deemed a waiver by Mortgagee or any of the Secured Parties of its right to receive payment of the balance of the Obligations in accordance with the provisions of the Credit Documents.  Mortgagee shall have the right, but shall be under no obligation, to question the amount of the Award, and Mortgagee may accept the same without prejudice to the rights that Mortgagee may have to question such amount.  In any such condemnation or eminent domain action or proceeding Mortgagee may be represented by attorneys selected by Mortgagee, and all sums paid by Mortgagee in connection with such action or proceeding (including, without limitation, reasonable attorneys’ fees to the extent permitted by law) shall, on demand, be immediately due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage.

(c)        Notwithstanding any taking by condemnation or eminent domain, closing of, or alteration of the grade of, any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the unpaid principal portion of the Advances shall continue to bear interest at the rate payable pursuant to the applicable Credit Documents until the Award shall have been actually received by Mortgagee, and any reduction in the Obligations resulting from the application by Mortgagee of the Award shall be deemed to take effect only on the date of such receipt.

Restoration         If the Buildings or the Building Equipment shall be damaged or destroyed, in whole or in part, by fire or other casualty, or by any taking in condemnation proceedings or the exercise of any right of eminent domain, Mortgagor shall promptly restore, replace or rebuild the same to as nearly as possible the value, quality and condition they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Mortgagee which approval shall not be unreasonably withheld or delayed, or apply the amount of any Award or insurance proceeds received with respect thereto, in each case in accordance with Section 2.14(b) and Section 2.15 of the Credit Agreement.  Mortgagor shall give prompt notice to Mortgagee of any damage or destruction to the Buildings or Building Equipment by fire or other casualty, as well as the initiation of any condemnation or eminent domain proceeding affecting the same.

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16.        Default

(a)        Any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder and Mortgagee shall have all of the rights of the Administrative Agent and Collateral Agent under the Credit Agreement and all of the remedies hereunder.

(b)        All notice and cure periods provided in the Credit Agreement shall run concurrently with any notice and cure periods provided under applicable law.

17.        Mortgagee’s Right to Perform Mortgagor’s Covenants         If there shall be an Event of Default, Mortgagee may, at its option, cure such Event of Default, and Mortgagee and its representatives shall have the right to enter the Premises to do so, and the amounts advanced by, and the other costs and expenses of, Mortgagee in curing such Event of Default, with interest from the time of the advances or payments at the Base Rate plus the Applicable Margin, shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be secured by this Mortgage.

18.        Contemporaneous Mortgages    THIS MORTGAGE IS MADE CONTEMPORANEOUSLY WITH TWO (2) OTHER MORTGAGES OR DEEDS OF TRUST OF EVEN DATE HEREWITH (as any of the same may be amended, supplemented, restated, severed, consolidated, spread, partially released, increased or otherwise modified from time to time, the “Contemporaneous Mortgages”) GIVEN TO MORTGAGEE COVERING PROPERTY LOCATED IN THE STATES OF TENNESSEE AND WISCONSIN.  The Contemporaneous Mortgages secure the Obligations.  Upon the occurrence of an Event of Default, Mortgagee may proceed under this Mortgage and/or the Contemporaneous Mortgages against any of such property and/or the Property in one or more parcels and in such manner and order as Mortgagee shall elect.  Mortgagor hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force,  any right to have the property and/or the Property covered by the Contemporaneous Mortgages marshalled upon any foreclosure of this Mortgage or the Contemporaneous Mortgages.

19.        Appointment of Receiver         After the occurrence and during the continuance of an Event of Default, Mortgagee may apply for the appointment of a receiver of the Rents (as defined in Paragraph 47), issues, and profits of all or any part of the Property from whatever source derived and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointment shall be made by the court ex parte as a matter of strict right to Mortgagee, without notice to or demand upon Mortgagor or any Person claiming through or under Mortgagor, and Mortgagee shall be entitled to the appointment of such receiver as a matter of right, to the extent not prohibited by applicable law, without consideration of the value of the Property as security for the amounts due to Mortgagee or the Secured Parties or the solvency of any Person liable for the payment of such amounts.  Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made ex parte and without notice to Mortgagor as an

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admitted equity and as a matter of absolute right to Mortgagee.  In order to maintain and preserve the Property and to prevent waste and impairment of its security, Mortgagee may, at its option, advance monies to the appointed receiver and all such sums advanced shall become secured obligations and shall bear interest from the date of such advance at the rate of interest specified in Section 2.9 of the Credit Agreement.

20.        Intentionally Deleted

21.        Judicial Foreclosure         After the occurrence and during the continuance of an Event of Default, Mortgagee may institute an action of foreclosure, or take such other action as the law may allow, at law or in equity, for the enforcement hereof and realization on the Property or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire principal then outstanding under the Credit Documents, with interest thereon at the rate stipulated in the Credit Documents to the date of default and thereafter at the default interest rate specified in Section 2.9 of the Credit Agreement together with all other sums secured by this Mortgage, all costs of suit, including, without limitation, the expenses which are described in Paragraphs 25 and 29, and interest at the default interest rate specified in Section 2.9 of the Credit Agreement on any judgment obtained by Mortgagee from and after the date of any judicial sale of any of the Property until actual payment.  Upon any sale or sales made hereunder, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee and/or any of the Secured Parties may bid for and acquire any of the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting against the Obligations the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.  Except as otherwise provided in the Credit Agreement, the proceeds of such sale shall be applied first to the payment of the costs and charges of such sale, including, without limitation, Mortgagee’s attorneys’ fees, (to the extent permitted by law), and second to the payment of the Obligations, the surplus money, if any, to be paid to the Person(s) legally entitled thereto (including Mortgagor, to the extent so entitled, if at all).  Upon the request of Mortgagee and to the extent not prohibited by applicable law, Mortgagor shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Mortgagee in connection with any foreclosure proceedings.  The obligation of Mortgagor to so execute and file such waiver shall survive the termination of this Mortgage.  Following a foreclosure sale, the sheriff shall deliver to the purchaser the sheriff’s deed (and bill of sale as to any personalty) conveying the property so sold without any covenant or warranty, express or implied.

22.        Sale in Parcels   In the event of a foreclosure of this Mortgage or upon any sale under this Mortgage pursuant to judicial proceedings or otherwise, the Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may select.

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23.        Notice Upon Acceleration         Whenever Mortgagee in this Mortgage is given the option to accelerate the maturity of all or part of the Obligations upon the occurrence of an Event of Default, Mortgagee may, to the extent permitted by law, do so without prior notice or demand to or upon Mortgagor except as otherwise specifically provided herein.

24.        Possession of Premises  To the extent permitted by law, after the occurrence and during the continuance of an Event of Default, Mortgagee and its agents and any receiver appointed by a court are authorized to (a) take possession of the Premises, with or without legal action, and by force if necessary; (b) lease the Premises or make modifications to or cancel Leases; (c) maintain, repair, alter, and restore the Premises; (d) with or without taking possession, collect all Rents and profits payable under all Leases directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists under this Mortgage accompanied by a demand on such lessee for the payment to Mortgagee of all Rents due and to become due under its Lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Mortgagee’s statement of default and shall unequivocally be authorized to pay said Rents to Mortgagee without regard to the truth of Mortgagee’s statement of an Event of Default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to Mortgagee pursuant to such a demand shall constitute performance in full of the lessee’s obligation under the Lease for the payment of Rents by the lessee to Mortgagor; and (e) after deducting all costs of collection and administration expense, apply the net Rents and profits to the payment of Impositions, insurance premiums and all other carrying charges (including, without limitation, agents’ compensation and fees and reasonable costs of counsel to the extent permitted by law, and receivers) and to the maintenance, repair or restoration of the Premises, or, except as otherwise provided in the Credit Agreement, on account and in reduction of the Obligations in such order and amounts as Mortgagee in Mortgagee’s sole discretion may elect.  Mortgagee shall be liable to account only for Rents and profits actually received by Mortgagee.

25.        Expenses of Mortgagee and/or the Secured Parties         All sums (including reasonable attorneys’ fees and disbursements, to the extent permitted by law) paid by Mortgagee and/or any of the Secured Parties in connection with any litigation to prosecute or defend the rights and obligations created by this Mortgage, with interest thereon at the default interest rate specified in Section 2.9 of the Credit Agreement from the time of payment by Mortgagee and/or any of the Secured Parties shall, on demand, be immediately due from Mortgagor to Mortgagee and/or any such Secured Party and shall be added to and included in the Obligations and shall be secured by this Mortgage.

26.        Mortgagor’s Waivers

(a)        Mortgagor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force, (i) the benefit of any and all valuation and appraisement laws, (ii) any right of redemption whether statutory or otherwise, in respect of the Property, (iii) any applicable

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homestead or dower laws, (iv) all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them, (v) any right to have any of the Property marshalled upon foreclosure of this Mortgage, (vi) the right to interpose any set-off, recoupment, counterclaim or cross-claim in any litigation in any court with respect to, in connection with, or arising out of this Mortgage or any of the other Credit Documents unless such set-off, recoupment, counterclaim or cross-claim could not, by reason of the applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action, and (vii) trial by jury in connection with any litigation arising out of this Mortgage or any of the other Credit Documents and any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

(b)        Mortgagee, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force, trial by jury in connection with any litigation arising out of this Mortgage or any of the other Credit Documents.

27.        Partial Foreclosure         Mortgagee may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other sums, required to be paid under this Mortgage or any other Credit Document as the same become due, without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for an Event of Default by Mortgagor existing when such earlier action was commenced.  Mortgagee may also foreclose this Mortgage for any sums due under this Mortgage or any other Credit Document and the lien of this Mortgage shall continue to secure the balance of the Obligations due.

28.        No Waiver; Rights Cumulative  No failure or delay on the part of Mortgagee or any of the Secured Parties in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  The rights, powers and remedies given to Mortgagee and each of the Secured Parties hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents.  Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

29.        Attorneys’ Fees  If this Mortgage shall be foreclosed, or if any of the Credit Documents is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, there shall be included in the computation of the sums secured hereby, to the extent permitted by law, the amount of a reasonable fee for the services of the attorney retained by Mortgagee in the foreclosure action or proceeding, and all disbursements, costs, allowances and additional allowances provided by law.

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30.        Interest After Maturity  The Obligations secured by this Mortgage shall bear interest from and after maturity, whether or not resulting from acceleration, at the default interest rate specified in Section 2.9 of the Credit Agreement, but this shall not constitute an extension of time for payment of the Obligations.

31.        No Credit for Taxes         Mortgagor shall not claim or demand or be entitled to any credit or credits on account of any of the sums secured hereby by reason of the Impositions assessed against all or any part of the Property or for any payments made on account thereof.  No deductions shall be made or claimed from the taxable value of all or any part of the Premises by reason of this Mortgage.

32.        Liens         This Mortgage is and shall be maintained as a valid first lien on the Property subject only to any encumbrances created pursuant to the Credit Documents and the Existing Liens and the Permitted Liens, if any.  Notwithstanding any provision in the Credit Documents to the contrary, Mortgagor shall not, directly or indirectly, create or suffer or permit to be created, or to stand, against the Property or any portion thereof, or against the Rents, issues and profits therefrom, any lien, charge, mortgage, deed of trust, adverse claim or other encumbrance (herein collectively referred to as a “lien”), whether senior or junior in lien to this Mortgage, other than the lien of (i) this Mortgage and (ii) the Permitted Liens (including easements, rights-of-way, restrictions, encroachments, minor defects or irregularities in title and other similar charges, in each case which do not and will not interfere in any material respect with the use or value thereof; provided, however, that Mortgagor shall give Mortgagee at least twenty (20) days prior written notice of any Permitted Lien described in the parenthetical to clause (ii) above which is to be created after the date hereof together with a reasonably detailed description thereof; and provided, further, that nothing contained in this Paragraph shall require Mortgagor to pay any real estate taxes or other Impositions prior to the time when same are required to be paid under this Mortgage.  Mortgagor will keep and maintain all of the Premises free from all liens of Persons supplying labor or materials relating to the construction, alteration, modification or repair of the Premises.  If any such lien shall be filed against any of the Property, Mortgagor agrees to discharge the same of record (by payment, bonding or otherwise) within 10 days of notice of the filing thereof.  No financing statement, conditional bill of sale or chattel mortgage shall be made or filed against any Building Equipment without the prior consent of Mortgagee and if at any time there should be any (with or without the consent of Mortgagee), then upon the occurrence and during the continuance of an Event of Default, all right, title and interest of Mortgagor in and to all deposits and payments made thereon are hereby assigned to Mortgagee.

33.        Change in Taxation         In the event of the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (a) deducting or allowing Mortgagor to deduct from the value of the Property for the purpose of taxation any lien or security interest thereon, (b) imposing, modifying or deeming applicable any reserve or special requirement against deposits in or for the account of, or loans by, or other liabilities of, or other assets held by Mortgagee or any of the Secured Parties, or (c) subjecting Mortgagee or any of the Secured Parties to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby,

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or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Obligations, Mortgagee or any of the Secured Parties, and the result is to increase the taxes imposed upon or the cost to Mortgagee or any of the Secured Parties of maintaining the Obligations, or to reduce the amount of any payments receivable hereunder or under the other Credit Documents, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee for the account of Mortgagee or any of the Secured Parties, as the case may be, such additional amounts as may be required to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful or would constitute usury under applicable law, then Mortgagee may, at its option, require Mortgagor to make a partial repayment of the Obligations in an amount equal to the then value of the Premises.

34.        Assignment of Leases and Rents         Mortgagor absolutely and unconditionally assigns to Mortgagee the Rents, issues and profits of the Premises as further security for the payment of the Obligations and Mortgagor grants to Mortgagee during the existence of an Event of Default the right to enter the Premises for the purpose of collecting the same and to let the Premises, or any part thereof, and, except as otherwise provided in the Credit Agreement, to apply said Rents, issues and profits, after payment of all necessary charges and expenses, on account of the Obligations.  This assignment and grant shall continue in effect until the payment in full of the Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit.  Mortgagee hereby waives the right to enter the Premises for the purpose of collecting said Rents, issues and profits, and Mortgagor shall be entitled to collect, receive and use said Rents, issues and profits, until the occurrence and during the continuance of and Event of Default.  During the continuance of any Event of Default, the right of Mortgagor to collect, receive and use said Rents, issues and profits, shall be revoked forthwith.  Further, from and after delivery of written notice of such revocation, constructive possession of the Premises shall be vested in Mortgagee, and this assignment shall be activated and perfected.  Notwithstanding the foregoing, this assignment shall also be activated and perfected upon Mortgagee’s exercising, upon the occurrence and during the continuance of an Event of Default, any of the following remedies pursuant to this Mortgage:  (i) taking actual possession of the Premises; (ii) moving or applying for the appointment of a receiver; (iii) filing or commencing an action to foreclose this Mortgage; or (iv) collecting the Rents directly from the tenant(s).  Mortgagor shall, from time to time after request by Mortgagee, execute, acknowledge and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, separate assignments effectuating the foregoing.  Neither Mortgagee nor the Secured Parties shall be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any Lease or other agreement affecting all or any part of the Premises, and Mortgagor hereby agrees to indemnify Mortgagee and the Secured Parties for and hold them harmless from, any and all liability arising from any such Lease or other agreement or any assignments thereof, and no assignment of any such Lease or other agreement shall place the responsibility for the control, care, management or repair of all or any part of the Premises upon Mortgagee or the Secured Parties, nor make Mortgagee or the other Secured Parties liable for any negligence in the management, operation, upkeep, repair or control of all or any part of the Premises resulting in injury, death or property damage.  In addition, after the occurrence and during the continuance of

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an Event of Default and following the giving of notice to Mortgagor, Mortgagor will pay monthly in advance to Mortgagee, or to any receiver appointed to collect said Rents, issues and profits, the fair and reasonable rental value for the use and occupancy of the Premises or of such part thereof as may be in the possession of Mortgagor, and upon default in any such payment will vacate and surrender the possession thereof to Mortgagee or to such receiver, and in default thereof may be evicted by summary or other proceedings.

35.        Security Agreement         It is the intention of the parties hereto that this instrument shall constitute a Security Agreement and a Financing Statement within the meaning of the Uniform Commercial Code as enacted in the state in which the Land is located with respect to the personalty and fixtures comprising a part of the Property, and that a security interest shall attach thereto for the benefit of Mortgagee, as secured party, to further secure the Obligations.  Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to such collateral in which Mortgagor has a mortgageable interest, without the signature of Mortgagor whenever lawful, and upon request, Mortgagor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to further evidence and secure Mortgagee’s interest in such collateral, and shall pay all filing fees in connection therewith.  In the event of the occurrence and during the continuance of an Event of Default, Mortgagee, pursuant to the applicable provision of the Uniform Commercial Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply.  The parties agree that in the event Mortgagee elects to proceed with respect to collateral constituting personalty or fixtures separately from the real property, without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or the dispositions, the giving of ten (10) days’ notice by Mortgagee to Mortgagor, shall be deemed to be reasonable notice thereof and Mortgagor waives any other notice with respect thereto.

36.        No Release         Neither Mortgagor nor any other Person now or hereafter obligated for the payment or performance of all or any portion of the Obligations shall be released from paying such Obligations and the lien of this Mortgage shall not be affected by reason of (a) the failure of Mortgagee or any of the Secured Parties to comply with any request of Mortgagor, or of any other Person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the covenants and agreements of Mortgagor under the Credit Documents, (b) the release, regardless of consideration, of the whole or any part of the security held for the Obligations, (c) the release, regardless of consideration, of the obligations of any Person or Persons liable for payment or performance of all or any portion of the Obligations, or (d) any agreement or stipulation extending the time of payment or modifying the terms of any of the Credit Documents, and in the event of such agreement or stipulation, Mortgagor and all such other Persons shall continue to be liable under the Credit Documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Mortgagee and the Secured Parties.

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37.        Notices  All notices, consents and other communications provided for herein shall be sent to such Person’s address as follows (or to such other address indicated in an unrevoked written notice from such Person given in accordance the terms of this Paragraph):

(a)        if to Mortgagor, Douglas Dynamics, L.L.C., 7777 North 73rd Street, Milwaukee, WI  53223, Attention: Chief Executive Officer and President, Telecopy No.:  (414) 354-8448, with a copy to Aurora Capital Group, 10877 Wilshire Boulevard, Suite 2100, Los Angeles, CA  90024, Attention: Secretary, Douglas Dynamics Holdings, Inc., Telecopier No.: (310) 824-2791, with a copy to Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, CA  90071, Attention: Jeff R. Hudson, Esq., Telecopy No.: 213-229-6332; and

(b)        if to Mortgagee or Collateral Agent, at Credit Suisse, Cayman Islands Branch, Eleven Madison Avenue, New York, NY  10010, Attention:  Ian Nalitt, Telecopy No.:  (212) 325-8615, with a copy to Skadden Arps Slate Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, CA  90071-3144, Attention: David Kitchen, Esq., Telecopy No.: (213) 621-5280; and

(c)        if to any of the Secured Parties, at the address set forth below such Secured Party’s name on the signature pages of the Credit Agreement.

Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to Mortgagee shall be effective until received by Mortgagee.

38.        Severability         In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

39.        Intentionally Deleted

40.        Indemnification Against Liabilities         Mortgagor will defend, indemnify, pay and hold harmless Mortgagee and the Secured Parties and their respective officers, partners, directors, trustees, employees, agents and Affiliates of Mortgagee and each of the Secured Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind (including, without limitation, reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against Mortgagee and any of the Secured Parties by reason of (a) ownership of a mortgagee’s or participating lender’s interest in the Property, (b) any accident or injury to or death of Persons or loss of or damage to or loss of the use of property occurring on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, unless

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due to the willful misconduct of Mortgagee or such Secured Party, (c) any use, nonuse or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof made or suffered to be made by or on behalf of Mortgagor, (f) any negligence or tortious act on the part of Mortgagor or any of its agents, contractors, lessees, licensees or invitees, or (g) any work in connection with any alterations, changes, new construction or demolition of the Premises.  All amounts payable to Mortgagee and the Secured Parties under this Paragraph shall be payable promptly on demand and shall be deemed indebtedness and Obligations secured by this Mortgage and any such amounts shall bear interest at the default interest rate specified in Section 2.9 of the Credit Agreement from the date of such demand.  In case any action, suit or proceeding is brought against Mortgagor, Mortgagee and/or any of the Secured Parties by reason of any such occurrence, Mortgagor, upon request of Mortgagee or any of the Secured Parties will, at Mortgagor’s expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Mortgagee or such Secured Party and approved by Mortgagor.

41.        No Oral Changes         This Mortgage and its provisions cannot be changed, waived, discharged or terminated orally but only by an agreement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

42.        Governing Law  THE PROVISIONS OF THIS MORTGAGE REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.  ALL OTHER PROVISIONS OF THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF MORTGAGOR AND MORTGAGEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPALS THEREOF.

43.        Construction         This Mortgage shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

44.        Headings         Paragraph headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

45.        After Acquired Property         All property of every kind which is hereafter acquired by Mortgagor which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further giving of a deed of trust and/or mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage.

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46.        Further Assurances         Mortgagor shall execute, acknowledge and deliver to Mortgagee any documents and instruments which Mortgagee may reasonably request from time to time for the better assuring, conveying, assigning, transferring, confirming or perfecting of Mortgagee’s security and rights under this Mortgage, in form and substance reasonably satisfactory to Mortgagee.

47.        Definitions         The following terms shall, for all purposes of this Mortgage, have the respective meanings herein specified unless the context otherwise requires and such meanings shall apply equally to the singular and plural forms of such defined terms unless a definition is provided herein for both the singular and plural form of such defined term:

(a)        “Lease” shall mean every lease or occupancy agreement for the use or hire of all or any portion of the Premises, which shall be in effect at the date hereof or which shall hereafter be entered into by or on behalf of Mortgagor.

(b)        “Rents” shall mean all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Mortgagor or its agents or employees from any and all sources arising from or attributable to the Land and the Building, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property, and proceeds, if any, from business interruption or other loss of income insurance.

48.        Successors and Assigns  The terms, covenants and provisions of this Mortgage shall apply to and be binding upon Mortgagor and the successors and assigns of Mortgagor and shall inure to the benefit of Mortgagee, the Secured Parties and their respective successors and assigns.  All grants, covenants, terms, provisions, and conditions contained herein shall run with the Land.

49.        Credit Agreement         In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and this Mortgage, the terms and provisions of the Credit Agreement shall control.

50.        State Specific Provisions

(a)        Applicability of Maine Law:         Notwithstanding anything else contained herein to the contrary, where provisions contained in this Section 50 conflict with other provisions of this Mortgage, these provisions shall control.

(b)        Statutory Condition:         This Mortgage is given upon the STATUTORY CONDITION, which is incorporated herein by reference.  To the extent that the provisions of this Mortgage and the provisions set forth in the Statutory

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Conditions conflict, the provisions of this Mortgage shall control to the extent permitted by applicable law.

(c)        Statutory Power of Sale:  If any Event of Default shall occur, the Mortgagee shall have the right to foreclose this Mortgage under any legal method of foreclosure in existence at the time or now existing, or under any other applicable law, including, without limitation, the STATUTORY POWER OF SALE, which is expressly incorporated herein by reference, to the extent authorized or allowed by any present or future law of the State of Maine.  In connection therewith, Mortgagor acknowledges that this Mortgage secures a loan or loans for business and commercial purposes and that this Mortgage is given primarily for a business, commercial or agricultural purpose.

(d)        Non-Waiver:  Mortgagor agrees for itself, its successor and assigns, that the acceptance, before the expiration of the right of redemption and after the commencement of foreclosure proceedings of this Mortgage, of insurance proceeds, eminent domain awards, rents or anything else of value to be applied on or to the Secured Obligations by the Mortgagee, the Lenders or any person or party holding under Lender shall not constitute a waiver of such foreclosure by the Mortgagee or waiver of the failure of performance by the Mortgagor of any covenants or agreements contained herein, in the other Credit Documents, or in the Credit Agreement.  This agreement by Mortgagor shall be that agreement referred to in 14 M.R.S.A. § 6204, as amended, as necessary to prevent such waiver of foreclosure.  This agreement by Mortgagor is intended to apply to the acceptance and such applications of any such insurance proceeds, eminent domain awards, rents and other sums or anything else of value, whether the same shall be accepted from, or for the account of, Mortgagor or from any other sources whatsoever by the Mortgagee, or by any person or party holding under Mortgagee at any time or times in the future while any portion of the Obligations shall remain outstanding.

(e)       Open-ended Mortgage; Limitations:  This Mortgage is an open-end mortgage, which secures existing indebtedness, “Future Advances” “Contingent Obligations” and “Protective Advances” as such terms are defined in 33 M.R.S.A. § 505.  The maximum aggregate amount of all debts or obligations secured by this Mortgage, including Future Advances and Contingent Obligations, but excluding Protective Advances, shall not at any time exceed the total amount of $170,000,000.  The future advances secured hereby shall be made those advances made to or for the account of Mortgagor and may be made under the Credit Agreement and the Credit Documents, as the same may be amended, or may be made pursuant to promissory notes, line of credit agreements or other instruments evidencing such future advances which may be hereafter executed and delivered by Mortgagor to Mortgagee.  In the event that any notice described in subsections 5(a) and 5(b) of 33 M.R.S.A. § 505 is recorded or is received by Mortgagee, any commitment, agreement or obligation to make future advances to or for the benefit of Mortgagor shall immediately cease.

(f)         Financing Statement:  This instrument constitutes a financing statement under Article 9-A of the Maine Uniform Commercial Code covering the Building Equipment, fixtures, and the other items and types of collateral included within

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the Property and described in this Mortgage.  For purposes of this Section 50(f), the debtor is Mortgagor and the secured party is the Mortgagee.  The mailing address of the secured party (Mortgagee) from which information concerning the security interest may be obtained and the mailing address of the debtor (Mortgagor), are set forth below:

Mortgagee:

Credit Suisse, Cayman Islands Branch, as Collateral Agent

Eleven Madison Avenue

New York, NY  10010

Attention: Ian Nalitt

Mortgagor:

Douglas Dynamics, L.L.C.

7777 North 73rd Street

Milwaukee, WI  53223

Attention: Chief Executive Officer and President

(g)           The employer identification number of Mortgagor is 42-1623692.  The organization identification number of Mortgagor is 3781861.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed under seal as of the day and year first above written.

Mortgagor:

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

STATE OF

COUNTY OF                                               , ss

On May         , 2007, personally appeared before me, the above named                             , as                                  of said Douglas Dynamics, L.L.C., and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said limited liability company.

Notary Public
Typed or Printed Name:

24

Exhibit A

Description of the Land

(attached hereto)

25

Exhibit B

Existing Liens

1.     All those exceptions to title set forth on Exhibit B to Loan Policy No. M-5847(A) issued by Lawyers Title Insurance Corporation.

2.     Those liens and security interests granted in favor of the ABL Collateral Agent disclosed by the Intercreditor Agreement.

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MORTGAGE, ASSIGNMENT OF LEASES,

RENTS AND PROFITS AND SECURITY AGREEMENT

DOUGLAS DYNAMICS, L.L.C.

Mortgagor

to

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

in its capacity as Collateral Agent for the Secured Parties

Eleven Madison Avenue

New York, New York  10010

Mortgagee

DATED:  As of May 21, 2007

Premises located in:

Milwaukee, Wisconsin

Record and Return to:

Skadden Arps Slate Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

Attn:  Eric Lee, Esq.

43.	Construction	19
44.	Headings	19
45.	After Acquired Property	19
46.	Further Assurances	19
47.	Definitions	19
48.	Successors and Assigns	20
49.	Credit Agreement	20
50.	WAIVER OF JURY TRIAL	20

Exhibit A	Description of the Land
Exhibit B	Existing Liens

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MORTGAGE, ASSIGNMENT OF LEASES,  RENTS AND PROFITS

AND SECURITY AGREEMENT

THIS MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND PROFITS AND SECURITY AGREEMENT (this “Mortgage”) made as of this 21st day of May, 2007 by DOUGLAS DYNAMICS, L.L.C., a Delaware limited liability company having an office at 7777 North 73rd Street, Milwaukee, Wisconsin 53223 (the “Mortgagor”), to CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as collateral agent (in such capacity, and together with its successors and assigns, the “Mortgagee”), having an office at Eleven Madison Avenue, New York, New York 10010, for the Secured Parties (as such term and other capitalized terms used but not otherwise defined herein are defined in the Credit Agreement, defined below).

W I T N E S S E T H:

WHEREAS, Mortgagor is the owner of the fee interest in those certain parcels of land lying and being situated in the City of Milwaukee, Milwaukee County, Wisconsin, as more particularly described in Exhibit A attached hereto;

WHEREAS, Mortgagor, as Borrower, Fisher, LLC, a Delaware limited liability company (“Fisher”), Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance”), and Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), as Guarantors, the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch, as sole bookrunner, sole lead arranger, syndication agent, documentation agent, administrative agent for the Lenders (“Term Administrative Agent”), and as collateral agent for the Lenders, have entered into that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and Mortgagee has agreed to administer, certain credit facilities in an aggregate amount not to exceed $85,000,000, which extensions of credit shall be used for the purposes permitted under the Credit Agreement, upon the terms and conditions contained in the Credit Agreement; and

WHEREAS, Mortgagor has agreed to execute and deliver to Mortgagee this Mortgage in order to better secure Mortgagor’s performance of Mortgagor’s obligations under the Credit Agreement and under any of the other Credit Documents;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, including Mortgagee’s entering into the Credit Agreement, the receipt and legal sufficiency of which are hereby expressly acknowledged by all parties, to secure the full and complete payment and performance of the Obligations, including Mortgagor’s performance of Mortgagor’s obligations pursuant to the Credit Agreement, this Mortgage and the other Credit Documents, Mortgagor and Mortgagee hereby agree as follows:

Mortgagor does hereby grant, pledge, mortgage, warrant, sell, transfer, assign, and convey unto Mortgagee subject only to the Permitted Liens and Existing Liens (defined below), all of its right, title and interest in the following (collectively, the “Property”):

A.                                   All that certain land located in the City of Milwaukee, Milwaukee County, Wisconsin, and more particularly described in Exhibit A annexed hereto and made a part hereof (collectively, the “Land”).

B.                                     All the buildings, structures and improvements, now or at any time hereafter erected on the Land or any part thereof (collectively, the “Buildings”).

C.                                     All machinery, apparatus, equipment, personal property and fixtures of every kind and nature whatsoever now or hereafter located in, on or about any one or more of the Buildings or upon the Land, or attached to or used or useable in connection with the operation or maintenance of the Land or any one or more of the Buildings, or any part thereof, and now owned or hereafter acquired (collectively, the “Building Equipment”; the Land, the Buildings and the Building Equipment being hereafter sometimes collectively referred to as the “Premises”).

D.                                    All right, title and interest of Mortgagor, whether now owned or hereafter acquired, in and to any opened or proposed avenues, streets, roads, public places, sidewalks, alleys, strips or gores of land, in front of or adjoining the Land or any one or more of the Buildings and all easements, tenements, hereditament, appurtenances, rights and rights of way, public or private, pertaining or belonging to the Land or any one or more of the Buildings.

E.                                      All insurance proceeds and all awards and payments, subject to applicable provisions of this Mortgage, including interest thereon, and the right to receive the same, which may be made in respect of all or any part of any of the Premises or any estate or interest therein or appurtenant thereto, as a result of damage to or destruction of all or any part of any of the Premises, the exercise of the right of condemnation or eminent domain, the closing of, or the alteration of the grade of, any street on or adjoining the Land, or any other injury to or decrease in the value of all or any part of any of the Premises.

F.                                      All right, title and interest of Mortgagor in and to any and all present and future Leases (as defined in Paragraph 47) of all or any part of the Premises, and in and to the rents, issues and profits payable thereunder and cash or securities deposited thereunder as lessees’ security deposits.

G.                                     All franchises, permits, licenses and rights therein respecting the use, occupation and operation of the Premises or the activities conducted thereon or therein.

H.                                    All right, title and interest of Mortgagor in and to any minerals, oil or gas located on, under or appurtenant to the Land.

I.                                         All right, title and interest of Mortgagor in and to any tax refunds with respect to the Premises.

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J.                                        To the extent assignable, all of Mortgagor’s interest in and to all agreements, contracts, certificates, instruments and other documents, now or hereafter entered into, pertaining to the construction, operation or management of the Premises and all right, title and interest of Mortgagor therein (collectively, the “Contracts”).

K.                                    All of Mortgagor’s interest in and to all easements, rights, licenses, privileges and appurtenances including, without limitation, development and air rights now or hereafter belonging or in any way appertaining to the Land.

L.                                      All of the estate and rights of Mortgagor now or hereafter acquired in and to land lying in streets, roads, ways and alleys, open or proposed, adjoining or contiguous to the Land.

M.                                 The rents, issues and profits of any of the foregoing.

TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns, forever.  Provided, that if (i) Mortgagor shall perform all obligations hereunder and (ii) the Obligations are paid in full, the Commitments are cancelled or terminated and all outstanding Letters of Credit are cancelled or have expired, then this Mortgage shall be released without warranty, at the cost and request of Mortgagor.

AND MORTGAGOR COVENANTS, REPRESENTS AND WARRANTS TO AND FOR THE BENEFIT OF MORTGAGEE AND THE SECURED PARTIES AS FOLLOWS:

1.                                       Payment of Obligations and Performance of Covenants and Agreements            Mortgagor shall pay or perform the Obligations when due in accordance with the provisions of the Credit Agreement, this Mortgage, and the other Credit Documents and perform the covenants and agreements of Mortgagor set forth in the Credit Documents.

2.                                       Title to Property            Mortgagor represents and warrants that (a) it owns good and marketable fee simple title to the Premises, (b) it has the good and unrestricted right, full power and lawful authority to make this Mortgage in accordance with the terms hereof, (c) Mortgagor has obtained any and all consents and approvals necessary or required for the making of this Mortgage, and the making of this Mortgage will not violate any contract or agreement to which Mortgagor is a party or by which the Property is bound, and (d) the Premises is free of all liens, encumbrances, adverse claims and other defects of title whatsoever except those items listed on Exhibit B annexed hereto and made a part hereof (collectively, the “Existing Liens”) and Permitted Liens.  Mortgagor does hereby and shall forever warrant and defend its title to and interest in the Property and the validity and priority of the lien of this Mortgage, subject to the Existing Liens and the Permitted Liens, to Mortgagee and the Secured Parties, their respective successors and assigns, against all claims and demands whatsoever of any Person or Persons.  As of the date hereof, there are no defenses or offsets to this Mortgage or to the Obligations.

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3.                             Intercreditor AgreementNotwithstanding anything herein to the contrary, and regardless of the priority of recordation of this Mortgage, the lien and security interests granted to the Mortgagee pursuant to this Mortgage and the exercise of any right or remedy by such Mortgagee hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of May 21, 2007 (the “Intercreditor Agreement”), by and among Mortgagor, Fisher, DD Finance, Holdings, Mortgagee, Term Administrative Agent, Credit Suisse, in its capacity as administrative agent under the ABL Loan Documents (as defined therein), and JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the ABL Loan Documents (together with its successors and assigns from time to time in such capacity, the “ABL Collateral Agent”).  In the event of any conflict between the terms of the Intercreditor Agreement and this Mortgage, the terms of the Intercreditor Agreement shall govern.

4.                             Future Advances            Without limiting the generality of any other provision hereof, or the terms and provisions of the Credit Agreement, the Obligations shall include, without limitation:  (a) all existing indebtedness of Mortgagor to Mortgagee and/or any of the Secured Parties evidenced by any of the Credit Documents; (b) all future advances that may subsequently be made by Mortgagee and/or the Lenders as provided by any of the Credit Documents; and (c) all other indebtedness, if any, of Mortgagor to Mortgagee and/or any of the Secured Parties now due or to become due or hereafter contracted pursuant to any of the Credit Documents; provided that the maximum principal amount of all existing indebtedness, future advances, readvances of sums repaid and all other indebtedness secured hereby at any one time shall not exceed the total sum of $170,000,000 (exclusive of interest thereon, attorneys’ fees and costs, taxes, insurance premiums and all other obligations hereunder).

5.                             Insurance

(a)                        Mortgagor shall maintain in full force and effect with respect to the Premises the insurance as required by Section 5.5 of the Credit Agreement.

(b)                       In the event of a foreclosure of this Mortgage or other action or proceeding taken by Mortgagee pursuant to this Mortgage, the purchaser of the Premises shall succeed to all of the rights of Mortgagor, including any right to unearned premiums, in and to all policies of insurance which Mortgagor is required to maintain under Paragraph 5(a) and to all proceeds of such insurance.

6.                             Impositions

(a)                        Mortgagor shall pay, not later than the final delinquency date thereof (and if payable in installments, not later than the installment final delinquency date), all real estate taxes, personal property taxes, assessments, water rates and sewer rents, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Land, and any other amounts which could be or become a lien upon or against the Property or any part thereof (collectively, the “Impositions”); provided, no such Imposition need be paid if it is being contested in good faith by appropriate proceedings

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promptly instituted and diligently conducted, so long as adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor.  Notwithstanding the foregoing, Mortgagor shall promptly, and in any event on demand, pay such contested Imposition if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued.  During the continuance of any Event of Default, upon demand by Mortgagee, Mortgagor will pay the whole of any assessment (an “Assessment”) for local improvements which may be payable in installments, notwithstanding that such installments may not be due and payable at the time of such demand.

(b)                       Mortgagor shall, upon request of Mortgagee, deliver to Mortgagee, within twenty (20) days after the final delinquency date thereof of any Imposition or Assessment, receipts evidencing such payment or other proof of payment satisfactory to Mortgagee.

7.                             Maintenance and Alterations      Mortgagor will maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, the Premises and from time to time will make or cause to made all appropriate repairs, renewals and replacements thereof.

8.                             Leasing Mortgagor represents that there are no Leases now in effect.  Mortgagor shall not enter into any Lease of all or any part of any of the Premises without in each instance obtaining Mortgagee’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.  Mortgagor shall deliver to Mortgagee a duplicate original of each Lease promptly after the execution thereof.  At the option of Mortgagee, each Lease, and all renewals, replacements, extensions, and modifications thereof, and all rights of the tenant thereunder, shall be subject and subordinate to this Mortgage, and to each and every advance made or thereafter made hereunder or under the other Credit Documents and to all renewals, additions, amendments, supplements, modifications, consolidations, spreaders, replacements, and extensions of this Mortgage and shall contain provisions obligating the tenants thereunder to attorn to Mortgagee or any purchaser therefrom if Mortgagee or such purchaser succeeds to the interest of Mortgagor under such Lease.  Mortgagor shall fully and promptly perform all of the obligations to be performed by the lessor under any and all Leases.  Mortgagor shall enforce the performance and observance of each and every obligation to be performed or observed by the lessees under such Leases.  Mortgagor shall give prompt notice to Mortgagee of (a) any notice received by Mortgagor of any default by the lessor under any Lease, (b) the commencement of any action or proceeding by any lessee the purpose of which shall be the cancellation of any Lease or a diminution or abatement of the rent payable thereunder, (c) any notice of default given by Mortgagor to the lessee under any Lease, or (d) the interposition by any lessee of any defense or counterclaim in any action or proceeding brought by Mortgagor against such lessee; and Mortgagor will cause a copy of any process, pleading or notice received or served by Mortgagor in reference to any such action, defense or claim to be promptly delivered to Mortgagee.  Mortgagor shall hold in trust all security deposits and advance rent given on account of any Lease, and deposit such security in a bank or trust company and shall not

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mingle such funds with other funds.  Mortgagor shall repay or apply such funds only in accordance with the provisions of the applicable Leases.

9.                             Recording, Filing and Other Fees        Mortgagor shall pay all recording and filing fees, all recording taxes, and all other costs and expenses in connection with the preparation, execution and recordation and other manner of perfection of this Mortgage and any other Credit Documents, and shall reimburse Mortgagee and each of the Secured Parties on demand for all costs and expenses of any kind incurred by Mortgagee or any of the Secured Parties in connection therewith (including, without limitation, reasonable attorneys’ fees and disbursements).  Mortgagor will, at any time on request of Mortgagee, execute or cause to be executed financing statements, continuation statements, or the like, in respect of any Building Equipment.  Mortgagor shall pay all filing fees, including fees for filing continuation statements, in connection with such financing statements.

10.                       Taxes Imposed on Mortgagee and the Secured Parties Mortgagor shall pay all taxes (except income, inheritance and franchise taxes, taxes on the receipt of debt service payments, or taxes in lieu of any of the foregoing) imposed on Mortgagee or any of the Secured Parties by reason of its ownership of this Mortgage or any of the other Credit Documents.

11.                       Compliance with Laws, etc.      Mortgagor shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

12.                       Inspection        Mortgagee and its authorized representatives shall have the right, at Mortgagee’s option, at reasonable times during normal business hours and upon reasonable prior written notice, and as often as may be reasonably requested, to enter the Premises for the purpose of inspecting the same and any other Collateral.

13.                       Certificate of Mortgagor        Mortgagor, upon request of Mortgagee or any of the Secured Parties, shall certify to Mortgagee or to such Secured Party or to any proposed assignee of or participant in this Mortgage, by an instrument in form reasonably satisfactory to Mortgagee or such Secured Party, duly acknowledged, the amount of the Obligations then owing, whether any offsets or defenses exist against payment or performance of all or any portion of the Obligations and anything else that Mortgagee or such Secured Party might reasonably request, within ten (10) days if the request is made personally, or within fifteen (15) days if the request is made by mail.  Mortgagee, Secured Parties and any actual or proposed assignee of or participant in this Mortgage shall have the right to rely on such certification.

14.                       Condemnation

(a)                        Mortgagor shall give notice to Mortgagee upon Mortgagor receiving written notice of the commencement of any action or proceeding to take all or any part of the Premises by exercise of the right of condemnation or eminent domain or of any action

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 or proceeding to close or to alter the grade of any street on or adjoining the Land.  Mortgagee may participate in any such action or proceeding in the name of Mortgagee or, whenever necessary, in the name of Mortgagor, and Mortgagor shall deliver to Mortgagee such instruments as Mortgagee shall request to permit such participation.  Mortgagor shall not settle any such action or proceeding or agree to accept any award or payment without the prior written consent of Mortgagee (which consent shall not be unreasonably withheld, conditioned or delayed), and such award or payment and any interest thereon (hereinafter collectively called the “Award”) shall be applied in accordance with Section 2.14(b) and Section 2.15 of the Credit Agreement.

(b)                       The application of any Award toward payment of the Obligations shall not be deemed a waiver by Mortgagee or any of the Secured Parties of its right to receive payment of the balance of the Obligations in accordance with the provisions of the Credit Documents.  Mortgagee shall have the right, but shall be under no obligation, to question the amount of the Award, and Mortgagee may accept the same without prejudice to the rights that Mortgagee may have to question such amount.  In any such condemnation or eminent domain action or proceeding Mortgagee may be represented by attorneys selected by Mortgagee, and all sums paid by Mortgagee in connection with such action or proceeding (including, without limitation, reasonable attorneys’ fees to the extent permitted by law) shall, on demand, be immediately due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage.

(c)                        Notwithstanding any taking by condemnation or eminent domain, closing of, or alteration of the grade of, any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the unpaid principal portion of the Advances shall continue to bear interest at the rate payable pursuant to the applicable Credit Documents until the Award shall have been actually received by Mortgagee, and any reduction in the Obligations resulting from the application by Mortgagee of the Award shall be deemed to take effect only on the date of such receipt.

15.                       Restoration         If the Buildings or the Building Equipment shall be damaged or destroyed, in whole or in part, by fire or other casualty, or by any taking in condemnation proceedings or the exercise of any right of eminent domain, Mortgagor shall promptly restore, replace or rebuild the same to as nearly as possible the value, quality and condition they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Mortgagee which approval shall not be unreasonably withheld or delayed, or apply the amount of any Award or insurance proceeds received with respect thereto, in each case in accordance with Section 2.14(b) and Section 2.15 of the Credit Agreement.  Mortgagor shall give prompt notice to Mortgagee of any damage or destruction to the Buildings or Building Equipment by fire or other casualty, as well as the initiation of any condemnation or eminent domain proceeding affecting the same.

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16.                       Default

(a)                        Any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder and Mortgagee shall have all of the rights of the Administrative Agent and Collateral Agent under the Credit Agreement and all of the remedies hereunder.

(b)                       All notice and cure periods provided in the Credit Agreement shall run concurrently with any notice and cure periods provided under applicable law.

17.                       Mortgagee’s Right to Perform Mortgagor’s Covenants         If there shall be an Event of Default, Mortgagee may, at its option, cure such Event of Default, and Mortgagee and its representatives shall have the right to enter the Premises to do so, and the amounts advanced by, and the other costs and expenses of, Mortgagee in curing such Event of Default, with interest from the time of the advances or payments at the Base Rate plus the Applicable Margin, shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be secured by this Mortgage.

18.                       Contemporaneous Mortgages    THIS MORTGAGE IS MADE CONTEMPORANEOUSLY WITH TWO (2) OTHER MORTGAGES OR DEEDS OF TRUST OF EVEN DATE HEREWITH (as any of the same may be amended, supplemented, restated, severed, consolidated, spread, partially released, increased or otherwise modified from time to time, the “Contemporaneous Mortgages”) GIVEN TO MORTGAGEE COVERING PROPERTY LOCATED IN THE STATES OF TENNESSEE AND MAINE.  The Contemporaneous Mortgages secure the Obligations.  Upon the occurrence of an Event of Default, Mortgagee may proceed under this Mortgage and/or the Contemporaneous Mortgages against any of such property and/or the Property in one or more parcels and in such manner and order as Mortgagee shall elect.  Mortgagor hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force,  any right to have the property and/or the Property covered by the Contemporaneous Mortgages marshalled upon any foreclosure of this Mortgage or the Contemporaneous Mortgages.

19.                       Appointment of Receiver         After the occurrence and during the continuance of an Event of Default, Mortgagee may apply for the appointment of a receiver of the Rents (as defined in Paragraph 47), issues, and profits of all or any part of the Property from whatever source derived and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointment shall be made by the court ex parte as a matter of strict right to Mortgagee, without notice to or demand upon Mortgagor or any Person claiming through or under Mortgagor, and Mortgagee shall be entitled to the appointment of such receiver as a matter of right, to the extent not prohibited by applicable law, without consideration of the value of the Property as security for the amounts due to Mortgagee or the Secured Parties or the solvency of any Person liable for the payment of such amounts.  Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made ex parte and without notice to Mortgagor as an admitted equity and as a matter of absolute right to Mortgagee.  In order to maintain and preserve the Property and to prevent waste and impairment of its security, Mortgagee

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may, at its option, advance monies to the appointed receiver and all such sums advanced shall become secured obligations and shall bear interest from the date of such advance at the rate of interest specified in Section 2.9 of the Credit Agreement.

20.                       Power of Sale    To the extent permitted by the laws of the State of Wisconsin, Mortgagee is hereby granted a power of sale and may sell any of the Premises (together with the Rents and profits and intangible personalty), or such part or parts thereof or interests therein as Mortgagee may select.

21.                       Judicial Foreclosure       After the occurrence and during the continuance of an Event of Default, Mortgagee may institute an action of foreclosure, or take such other action as the law may allow, at law or in equity, for the enforcement hereof and realization on the Property or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire principal then outstanding under the Credit Documents, with interest thereon at the rate stipulated in the Credit Documents to the date of default and thereafter at the default interest rate specified in Section 2.9 of the Credit Agreement together with all other sums secured by this Mortgage, all costs of suit, including, without limitation, the expenses which are described in Paragraphs 25 and 29, and interest at the default interest rate specified in Section 2.9 of the Credit Agreement on any judgment obtained by Mortgagee from and after the date of any judicial sale of any of the Property until actual payment.  Upon any sale or sales made hereunder, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee and/or any of the Secured Parties may bid for and acquire any of the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting against the Obligations the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.  Except as otherwise provided in the Credit Agreement, the proceeds of such sale shall be applied first to the payment of the costs and charges of such sale, including, without limitation, Mortgagee’s attorneys’ fees, (to the extent permitted by law), and second to the payment of the Obligations, the surplus money, if any, to be paid to the Person(s) legally entitled thereto (including Mortgagor, to the extent so entitled, if at all).  The obligation of Mortgagor to so execute and file such waiver shall survive the termination of this Mortgage.  Following a foreclosure sale, the sheriff shall deliver to the purchaser the sheriff’s deed (and bill of sale as to any personalty) conveying the property so sold without any covenant or warranty, express or implied.

22.                       Sale in Parcels    In the event of a foreclosure of this Mortgage or upon any sale under this Mortgage pursuant to judicial proceedings or otherwise, the Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may select.

23.                       Notice Upon Acceleration         Whenever Mortgagee in this Mortgage is given the option to accelerate the maturity of all or part of the Obligations upon the occurrence of an Event of Default, Mortgagee may, to the extent permitted by

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law, do so without prior notice or demand to or upon Mortgagor except as otherwise specifically provided herein.

24.                       Possession of Premises To the extent permitted by law, after the occurrence and during the continuance of an Event of Default, Mortgagee and its agents and any receiver appointed by a court are authorized to (a) take possession of the Premises, with or without legal action, and by force if necessary; (b) lease the Premises or make modifications to or cancel Leases; (c) maintain, repair, alter, and restore the Premises; (d) with or without taking possession, collect all Rents and profits payable under all Leases directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists under this Mortgage accompanied by a demand on such lessee for the payment to Mortgagee of all Rents due and to become due under its Lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Mortgagee’s statement of default and shall unequivocally be authorized to pay said Rents to Mortgagee without regard to the truth of Mortgagee’s statement of an Event of Default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to Mortgagee pursuant to such a demand shall constitute performance in full of the lessee’s obligation under the Lease for the payment of Rents by the lessee to Mortgagor; and (e) after deducting all costs of collection and administration expense, apply the net Rents and profits to the payment of Impositions, insurance premiums and all other carrying charges (including, without limitation, agents’ compensation and fees and reasonable costs of counsel  to the extent permitted by law, and receivers) and to the maintenance, repair or restoration of the Premises, or, except as otherwise provided in the Credit Agreement, on account and in reduction of the Obligations in such order and amounts as Mortgagee in Mortgagee’s sole discretion may elect.  Mortgagee shall be liable to account only for Rents and profits actually received by Mortgagee.

25.                       Expenses of Mortgagee and/or the Secured Parties       All sums (including reasonable attorneys’ fees and disbursements, to the extent permitted by law) paid by Mortgagee and/or any of the Secured Parties in connection with any litigation to prosecute or defend the rights and obligations created by this Mortgage, with interest thereon at the default interest rate specified in Section 2.9 of the Credit Agreement from the time of payment by Mortgagee and/or any of the Secured Parties shall, on demand, be immediately due from Mortgagor to Mortgagee and/or any such Secured Party and shall be added to and included in the Obligations and shall be secured by this Mortgage.

26.                       Mortgagor’s Waivers     Mortgagor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force, (i) the benefit of any and all valuation and appraisement laws, (ii) any right of redemption whether statutory or otherwise, in respect of the Property, (iii) any applicable homestead or dower laws, (iv) all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them, (v) any right to have any of the Property marshalled upon foreclosure of this Mortgage, (vi) the right to interpose any set-off, recoupment, counterclaim or cross-claim in any litigation in any court with respect to, in connection with, or arising out of

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this Mortgage or any of the other Credit Documents unless such set-off, recoupment, counterclaim or cross-claim could not, by reason of the applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action, and (vii) any right Mortgagor may have to claim or recover in any litigation arising out of this Mortgage or any of the other Credit Documents any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

27.                       Partial Foreclosure       Mortgagee may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other sums, required to be paid under this Mortgage or any other Credit Document as the same become due, without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for an Event of Default by Mortgagor existing when such earlier action was commenced.  Mortgagee may also foreclose this Mortgage for any sums due under this Mortgage or any other Credit Document and the lien of this Mortgage shall continue to secure the balance of the Obligations due.

28.                       No Waiver; Rights Cumulative No failure or delay on the part of Mortgagee or any of the Secured Parties in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  The rights, powers and remedies given to Mortgagee and each of the Secured Parties hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents.  Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

29.                       Attorneys’ Fees If this Mortgage shall be foreclosed, or if any of the Credit Documents is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, there shall be included in the computation of the sums secured hereby, to the extent permitted by law, the amount of a reasonable fee for the services of the attorney retained by Mortgagee in the foreclosure action or proceeding, and all disbursements, costs, allowances and additional allowances provided by law.

30.                       Interest After Maturity  The Obligations secured by this Mortgage shall bear interest from and after maturity, whether or not resulting from acceleration, at the default interest rate specified in Section 2.9 of the Credit Agreement, but this shall not constitute an extension of time for payment of the Obligations.

31.                       No Credit for Taxes      Mortgagor shall not claim or demand or be entitled to any credit or credits on account of any of the sums secured hereby by reason of the Impositions assessed against all or any part of the Property or for any payments made on account thereof.  No deductions shall be made or claimed from the taxable value of all or any part of the Premises by reason of this Mortgage.

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32.                       Liens      This Mortgage is and shall be maintained as a valid first lien on the Property subject only to any encumbrances created pursuant to the Credit Documents and the Existing Liens and the Permitted Liens, if any.  Notwithstanding any provision in the Credit Documents to the contrary, Mortgagor shall not, directly or indirectly, create or suffer or permit to be created, or to stand, against the Property or any portion thereof, or against the Rents, issues and profits therefrom, any lien, charge, mortgage, deed of trust, adverse claim or other encumbrance (herein collectively referred to as a “lien”), whether senior or junior in lien to this Mortgage, other than the lien of (i) this Mortgage and (ii) the Permitted Liens (including easements, rights-of-way, restrictions, encroachments, minor defects or irregularities in title and other similar charges, in each case which do not and will not interfere in any material respect with the use or value thereof; provided, however, that Mortgagor shall give Mortgagee at least twenty (20) days prior written notice of any Permitted Lien described in the parenthetical to clause (ii) above which is to be created after the date hereof together with a reasonably detailed description thereof; and provided, further, that nothing contained in this Paragraph shall require Mortgagor to pay any real estate taxes or other Impositions prior to the time when same are required to be paid under this Mortgage.  Mortgagor will keep and maintain all of the Premises free from all liens of Persons supplying labor or materials relating to the construction, alteration, modification or repair of the Premises.  If any such lien shall be filed against any of the Property, Mortgagor agrees to discharge the same of record (by payment, bonding or otherwise) within 10 days of notice of the filing thereof.  No financing statement, conditional bill of sale or chattel mortgage shall be made or filed against any Building Equipment without the prior consent of Mortgagee and if at any time there should be any (with or without the consent of Mortgagee), then upon the occurrence and during the continuance of an Event of Default, all right, title and interest of Mortgagor in and to all deposits and payments made thereon are hereby assigned to Mortgagee.

33.                       Change in Taxation      In the event of the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (a) deducting or allowing Mortgagor to deduct from the value of the Property for the purpose of taxation any lien or security interest thereon, (b) imposing, modifying or deeming applicable any reserve or special requirement against deposits in or for the account of, or loans by, or other liabilities of, or other assets held by Mortgagee or any of the Secured Parties, or (c) subjecting Mortgagee or any of the Secured Parties to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Obligations, Mortgagee or any of the Secured Parties, and the result is to increase the taxes imposed upon or the cost to Mortgagee or any of the Secured Parties of maintaining the Obligations, or to reduce the amount of any payments receivable hereunder or under the other Credit Documents, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee for the account of Mortgagee or any of the Secured Parties, as the case may be, such additional amounts as may be required to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful or would constitute usury under applicable law, then Mortgagee may, at its option, require Mortgagor to make a partial repayment of the Obligations in an amount equal to the then value of the Premises.

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34.                       Assignment of Leases and Rents      Mortgagor absolutely and unconditionally assigns to Mortgagee the Rents, issues and profits of the Premises as further security for the payment of the Obligations and Mortgagor grants to Mortgagee during the existence of an Event of Default the right to enter the Premises for the purpose of collecting the same and to let the Premises, or any part thereof, and, except as otherwise provided in the Credit Agreement, to apply said Rents, issues and profits, after payment of all necessary charges and expenses, on account of the Obligations.  This assignment and grant shall continue in effect until the payment in full of the Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit.  Mortgagee hereby waives the right to enter the Premises for the purpose of collecting said Rents, issues and profits, and Mortgagor shall be entitled to collect, receive and use said Rents, issues and profits, until the occurrence and during the continuance of and Event of Default.  During the continuance of any Event of Default, the right of Mortgagor to collect, receive and use said Rents, issues and profits, shall be revoked forthwith.  Further, from and after delivery of written notice of such revocation, constructive possession of the Premises shall be vested in Mortgagee, and this assignment shall be activated and perfected.  Notwithstanding the foregoing, this assignment shall also be activated and perfected upon Mortgagee’s exercising, upon the occurrence and during the continuance of an Event of Default, any of the following remedies pursuant to this Mortgage:  (i) taking actual possession of the Premises; (ii) moving or applying for the appointment of a receiver; (iii) filing or commencing an action to foreclose this Mortgage; or (iv) collecting the Rents directly from the tenant(s).  Mortgagor shall, from time to time after request by Mortgagee, execute, acknowledge and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, separate assignments effectuating the foregoing.  Neither Mortgagee nor the Secured Parties shall be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any Lease or other agreement affecting all or any part of the Premises, and Mortgagor hereby agrees to indemnify Mortgagee and the Secured Parties for and hold them harmless from, any and all liability arising from any such Lease or other agreement or any assignments thereof, and no assignment of any such Lease or other agreement shall place the responsibility for the control, care, management or repair of all or any part of the Premises upon Mortgagee or the Secured Parties, nor make Mortgagee or the other Secured Parties liable for any negligence in the management, operation, upkeep, repair or control of all or any part of the Premises resulting in injury, death or property damage.  In addition, after the occurrence and during the continuance of an Event of Default and following the giving of notice to Mortgagor, Mortgagor will pay monthly in advance to Mortgagee, or to any receiver appointed to collect said Rents, issues and profits, the fair and reasonable rental value for the use and occupancy of the Premises or of such part thereof as may be in the possession of Mortgagor, and upon default in any such payment will vacate and surrender the possession thereof to Mortgagee or to such receiver, and in default thereof may be evicted by summary or other proceedings.

35.                       Security Agreement      It is the intention of the parties hereto that this instrument shall constitute a Security Agreement and a Financing Statement within the meaning of the Uniform Commercial Code as enacted in the state in which the Land is located with respect to the personalty and fixtures comprising a part of the Property,

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and that a security interest shall attach thereto for the benefit of Mortgagee, as secured party, to further secure the Obligations.  Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to such collateral in which Mortgagor has a mortgageable interest, without the signature of Mortgagor whenever lawful, and upon request, Mortgagor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to further evidence and secure Mortgagee’s interest in such collateral, and shall pay all filing fees in connection therewith.  In the event of the occurrence and during the continuance of an Event of Default, Mortgagee, pursuant to the applicable provision of the Uniform Commercial Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply.  The parties agree that in the event Mortgagee elects to proceed with respect to collateral constituting personalty or fixtures separately from the real property, without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or the dispositions, the giving of ten (10) days’ notice by Mortgagee to Mortgagor, shall be deemed to be reasonable notice thereof and Mortgagor waives any other notice with respect thereto.

36.                       No Release      Neither Mortgagor nor any other Person now or hereafter obligated for the payment or performance of all or any portion of the Obligations shall be released from paying such Obligations and the lien of this Mortgage shall not be affected by reason of (a) the failure of Mortgagee or any of the Secured Parties to comply with any request of Mortgagor, or of any other Person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the covenants and agreements of Mortgagor under the Credit Documents, (b) the release, regardless of consideration, of the whole or any part of the security held for the Obligations, (c) the release, regardless of consideration, of the obligations of any Person or Persons liable for payment or performance of all or any portion of the Obligations, or (d) any agreement or stipulation extending the time of payment or modifying the terms of any of the Credit Documents, and in the event of such agreement or stipulation, Mortgagor and all such other Persons shall continue to be liable under the Credit Documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Mortgagee and the Secured Parties.

37.                       Notices  All notices, consents and other communications provided for herein shall be sent to such Person’s address as follows (or to such other address indicated in an unrevoked written notice from such Person given in accordance the terms of this Paragraph):

(a)                        if to Mortgagor, Douglas Dynamics, L.L.C., 7777 North 73rd Street, Milwaukee, WI  53223, Attention: Chief Executive Officer and President, Telecopy No.:  (414) 354-8448, with a copy to Aurora Capital Group, 10877 Wilshire Boulevard, Suite 2100, Los Angeles, CA  90024, Attention: Secretary, Douglas Dynamics Holdings, Inc., Telecopier No.: (310) 824-2791, with a copy to Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, CA  90071, Attention: Jeff R. Hudson, Esq., Telecopy No.: 213-229-6332; and

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(b)                       if to Mortgagee or Collateral Agent, at Credit Suisse, Cayman Islands Branch, Eleven Madison Avenue, New York, NY  10010, Attention: Ian Nalitt, Telecopy No.:  (212) 325-8615, with a courtesy copy to Skadden Arps Slate Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, CA  90071-3144, Attention: David S. Kitchen, Esq., Telecopy No.: (213) 621-5280; and

(c)                        if to any of the Secured Parties, at the address set forth below such Secured Party’s name on the signature pages of the Credit Agreement.

Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to Mortgagee shall be effective until received by Mortgagee.

38.                       Severability      In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

39.                       Intentionally Deleted

40.                       Indemnification Against Liabilities      Mortgagor will defend, indemnify, pay and hold harmless Mortgagee and the Secured Parties and their respective officers, partners, directors, trustees, employees, agents and Affiliates of Mortgagee and each of the Secured Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind (including, without limitation, reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against Mortgagee and any of the Secured Parties by reason of (a) ownership of a mortgagee’s or participating lender’s interest in the Property, (b) any accident or injury to or death of Persons or loss of or damage to or loss of the use of property occurring on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, unless due to the willful misconduct of Mortgagee or such Secured Party, (c) any use, nonuse or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof made or suffered to be made by or on behalf of Mortgagor, (f) any negligence or tortious act on the part of Mortgagor or any of its agents, contractors, lessees, licensees or invitees, or (g) any work in connection with any alterations, changes, new construction or demolition of the Premises.  All amounts payable to Mortgagee and the Secured Parties under this Paragraph shall be payable promptly on demand and shall be deemed indebtedness and Obligations secured by this Mortgage and any such amounts shall bear interest at the default interest rate specified in Section 2.9 of the Credit Agreement from the date of such demand.  In case any action, suit or proceeding is

18

brought against Mortgagor, Mortgagee and/or any of the Secured Parties by reason of any such occurrence, Mortgagor, upon request of Mortgagee or any of the Secured Parties will, at Mortgagor’s expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Mortgagee or such Secured Party and approved by Mortgagor.

41.                       No Oral Changes         This Mortgage and its provisions cannot be changed, waived, discharged or terminated orally but only by an agreement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

42.                       Governing Law THE PROVISIONS OF THIS MORTGAGE REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.  ALL OTHER PROVISIONS OF THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF MORTGAGOR AND MORTGAGEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPALS THEREOF.

43.                       Construction       This Mortgage shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

44.                       Headings          Paragraph headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

45.                       After Acquired Property           All property of every kind which is hereafter acquired by Mortgagor which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further giving of a deed of trust and/or mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage.

46.                       Further Assurances        Mortgagor shall execute, acknowledge and deliver to Mortgagee any documents and instruments which Mortgagee may reasonably request from time to time for the better assuring, conveying, assigning, transferring, confirming or perfecting of Mortgagee’s security and rights under this Mortgage, in form and substance reasonably satisfactory to Mortgagee.

47.                       Definitions         The following terms shall, for all purposes of this Mortgage, have the respective meanings herein specified unless the context otherwise requires and such meanings shall apply equally to the singular and plural forms of such defined terms unless a definition is provided herein for both the singular and plural form of such defined term:

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(a)                        “Lease” shall mean every lease or occupancy agreement for the use or hire of all or any portion of the Premises, which shall be in effect at the date hereof or which shall hereafter be entered into by or on behalf of Mortgagor.

(b)                       “Rents” shall mean all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Mortgagor or its agents or employees from any and all sources arising from or attributable to the Land and the Building, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property, and proceeds, if any, from business interruption or other loss of income insurance.

48.                       Successors and Assigns           The terms, covenants and provisions of this Mortgage shall apply to and be binding upon Mortgagor and the successors and assigns of Mortgagor and shall inure to the benefit of Mortgagee, the Secured Parties and their respective successors and assigns.  All grants, covenants, terms, provisions, and conditions contained herein shall run with the Land.

49.                       Credit Agreement        In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and this Mortgage, the terms and provisions of the Credit Agreement shall control.

50.                       WAIVER OF JURY TRIAL      MORTGAGOR AND MORTGAGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS MORTGAGE AND ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS MORTGAGE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR FUTURE DEALINGS.  MORTGAGOR AND MORTGAGEE REPRESENT AND WARRANT THAT EACH HAS HAD AN OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed under seal as of the day and year first above written.

Mortgagor:

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF	)
)ss.
COUNTY OF	)

Personally came before me this            day of May, 2007 the above named                                           , the                                  of Douglas Dynamics, L.L.C. to me known to be the person(s) who executed the foregoing instrument and acknowledged the same.

*

Notary Public, State of

My Commission expires:

,                 .)

* Names of persons signing in any capacity must be typed or printed below their signature.

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Exhibit A

Description of the Land

A parcel of land in the Northwest One-quarter (1/4) of Section Fifteen (15), Township Eight (8) North, Range Twenty-one (21) East, in the City of Milwaukee, Milwaukee County, Wisconsin, more particularly described as follows: Commencing at the Southwest corner of said 1/4 Section; running thence North along the West line of said 1/4 Section, 1328.24 feet to a point in the extended center line of a 20 foot sewer easement; thence North 88°54'49" East along said center line of the 20 foot sewer easement and its extension, 468:61 feet to the point of beginning of the land to be described; thence South 0°01'16" East, 1055.57 feet to a point; thence North 88°57'47" East, 408.99 feet to a point in the present West line of North 73rd Street; thence North 0°02'25" West along the said present West line of North 73rd Street, 1055.90 feet to a point; thence South 88°54'49" West along the center line of a 20 foot sewer easement, 408.60 feet to the point of beginning.

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Schedule B

Existing Liens

1.               All those exceptions to title set forth on Schedule B to Loan Policy No. 440270M issued by Lawyers Title Insurance Corporation.

2.               Those liens and security interests granted in favor of the ABL Collateral Agent disclosed by the Intercreditor Agreement.

THIS INSTRUMENT WAS DRAFTED BY:

Kevin Oliver, Esq.

Skadden, Arps, Slate, Meagher, & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

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Maximum principal indebtedness for
Tennessee Recording Tax purposes
is $7,000,000.

DEED OF TRUST, ASSIGNMENT OF LEASES,

RENTS AND PROFITS AND SECURITY AGREEMENT

DOUGLAS DYNAMICS, L.L.C.

Grantor

to

FREDERIC H. BRANDT, ESQ.,
a resident of Washington County, Tennesee

Trustee

for the benefit of

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

in its capacity as Collateral Agent for the Secured Parties

Eleven Madison Avenue

New York, New York 10010

Beneficiary

DATED:  As of May 21, 2007

Premises located in:

Washington County, Johnson City, Tennessee

Record and Return to:

Skadden Arps Slate Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

Attn: Eric Lee, Esq.

43.	No Oral Changes	22
44.	Governing Law	22
45.	Construction	22
46.	Headings	22
47.	After Acquired Property	22
48.	Further Assurances	22
49.	Definitions	22
50.	Successors and Assigns	23
51.	Credit Agreement	23
52.	Trustee	23

Exhibit A                Description of the Land

Exhibit B                Existing Liens

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DEED OF TRUST, ASSIGNMENT OF LEASES,  RENTS AND PROFITS

AND SECURITY AGREEMENT

THIS DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND PROFITS AND SECURITY AGREEMENT (this “Deed of Trust”) made as of this 21st day of May, 2007 by DOUGLAS DYNAMICS, L.L.C. (formerly known as New DD, LLC), a Delaware limited liability company having an office at 7777 North 73rd Street, Milwaukee, Wisconsin 53223 (the “Grantor”), to FREDERIC H. BRANDT, a resident of Washington County, Tennessee, whose address is c/o Brandt and Beeson, P.C., 206 Princeton Road, Suite 25, Johnson City, TN 37601 (including any successor trustee at the time of acting as such hereunder, the “Trustee”), for the benefit of CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as collateral agent (in such capacity, and together with its successors and assigns, the “Beneficiary”), having an office at Eleven Madison Avenue, New York, New York 10010, for the Secured Parties (as such term and other capitalized terms used but not otherwise defined herein are defined in the Credit Agreement, defined below).

THIS INSTRUMENT COVERS PROPERTY WHICH IS OR MAY BECOME SO AFFIXED TO THE REAL PROPERTY AS TO BECOME FIXTURES AND ALSO CONSTITUTES A UCC FINANCING STATEMENT FILED AS A FIXTURE FILING UNDER § 47-9-502 OF TENNESSEE CODE ANNOTATED.

GRANTOR IS THE RECORD OWNER OF THE PROPERTY DESCRIBED IN EXHIBIT A.

THE BENEFICIARY EXPRESSLY OBJECTS TO THE PRIORITY OF ANY MECHANICS’ OR MATERIALMEN’S LIENS IMPOSED SUBSEQUENT TO THE DATE OF THE RECORDATION OF THIS DEED OF TRUST AS SUCH PRIORITY WOULD OTHERWISE BE ALLOWED PURSUANT TO THE TERMS OF T.C.A. § 66-11-108.

NOTICE PURSUANT TO § 47-28-104 OF TENNESSEE CODE ANNOTATED:  THIS DEED OF TRUST SECURES FUTURE ADVANCES WHICH ARE “OBLIGATORY ADVANCES” WITHIN THE MEANING OF THE AFORESAID STATUTE.  THIS DEED OF TRUST IS FOR “COMMERCIAL PURPOSES WITHIN THE MEANING OF SAID STATUTE.

W I T N E S S E T H:

WHEREAS, Grantor is the owner of the fee interest in those certain parcels of land lying and being situated in Washington County, Tennessee, as more particularly described in Exhibit A attached hereto;

WHEREAS, Grantor, as Borrower, Fisher, LLC, a Delaware limited liability company (“Fisher”), Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance”), and Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), as Guarantors, the banks and financial institutions listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch, as sole bookrunner, sole lead arranger, syndication agent, documentation agent, administrative agent for the Lenders (“Term Administrative Agent”), and as collateral agent for the Lenders, have entered into that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and Beneficiary has agreed to administer, certain credit facilities in an aggregate amount not to exceed $85,000,000, which extensions of credit shall be used for the purposes permitted under the Credit Agreement, upon the terms and conditions contained in the Credit Agreement; and

WHEREAS, Grantor has agreed to execute and deliver to Trustee for the benefit of Beneficiary this Deed of Trust in order to secure Grantor’s performance of Grantor’s obligations under the Credit Agreement and under any of the other Credit Documents;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, including Beneficiary’s entering into the Credit Agreement, the receipt and legal sufficiency of which are hereby expressly acknowledged by all parties, to secure the full and complete payment and performance of the Obligations, including Grantor’s performance of Grantor’s obligations pursuant to the Credit Agreement, this Deed of Trust and the other Credit Documents, Grantor and Beneficiary hereby agree as follows:

Grantor does hereby irrevocably GRANT, PLEDGE, MORTGAGE, WARRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Trustee and Trustee’s successors, assigns and substitutes in trust hereunder, with covenants of general warranty and WITH POWER OF SALE and right of entry and possession, for the use and benefit of Beneficiary, as collateral agent for the Lenders, the real and personal property, rights, titles, interests and estates constituting the Property (defined below), subject, however, to the Permitted Liens and Existing Liens (defined below) TO HAVE AND TO HOLD the Property unto Trustee and Trustee’s successors, assigns and substitutes in trust hereunder, subject to the terms and conditions of this Deed of Trust, WITH POWER OF SALE, forever, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property unto Beneficiary against every person whomsoever lawfully claiming or to claim the same or any part thereof other than any person claiming by, through or under Beneficiary; provided, however, that if Grantor (i) shall perform all obligations hereunder and (ii) the Obligations are paid in full, the Commitments are cancelled or terminated and all outstanding Letters of Credit are cancelled or have expired, then the liens, security interests, estates and rights granted by this Deed of Trust shall be terminated by Beneficiary by execution of a discharge of this Deed of Trust in recordable form and delivery of the discharge to Grantor or Grantor’s designee.

All of the foregoing being collectively referred to as the “Property”:

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A.            All that certain land located in Washington County, Tennessee and more particularly described in Exhibit A annexed hereto and made a part hereof (collectively, the “Land”).

B.            All the buildings, structures and improvements, now or at any time hereafter erected on the Land or any part thereof (collectively, the “Buildings”).

C.            All machinery, apparatus, equipment, personal property and fixtures of every kind and nature whatsoever now or hereafter located in, on or about any one or more of the Buildings or upon the Land, or attached to or used or useable in connection with the operation or maintenance of the Land or any one or more of the Buildings, or any part thereof, and now owned or hereafter acquired (collectively, the “Building Equipment”; the Land, the Buildings and the Building Equipment being hereafter sometimes collectively referred to as the “Premises”).

D.            All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to any opened or proposed avenues, streets, roads, public places, sidewalks, alleys, strips or gores of land, in front of or adjoining the Land or any one or more of the Buildings and all easements, tenements, hereditament, appurtenances, rights and rights of way, public or private, pertaining or belonging to the Land or any one or more of the Buildings.

E.             All insurance proceeds and all awards and payments, subject to applicable provisions of this Deed of Trust, including interest thereon, and the right to receive the same, which may be made in respect of all or any part of any of the Premises or any estate or interest therein or appurtenant thereto, as a result of damage to or destruction of all or any part of any of the Premises, the exercise of the right of condemnation or eminent domain, the closing of, or the alteration of the grade of, any street on or adjoining the Land, or any other injury to or decrease in the value of all or any part of any of the Premises.

F.             All right, title and interest of Grantor in and to any and all present and future Leases (as defined in Paragraph 49) of all or any part of the Premises, and in and to the rents, issues and profits payable thereunder and cash or securities deposited thereunder as lessees’ security deposits.

G.            All franchises, permits, licenses and rights therein respecting the use, occupation and operation of the Premises or the activities conducted thereon or therein.

H.            All right, title and interest of Grantor in and to any minerals, oil or gas located on, under or appurtenant to the Land.

I.              All right, title and interest of Grantor in and to any tax refunds with respect to the Premises.

J.             To the extent assignable, all of Grantor’s interest in and to all agreements, contracts, certificates, instruments and other documents, now or hereafter entered into,

6

pertaining to the construction, operation or management of the Premises and all right, title and interest of Grantor therein (collectively, the “Contracts”).

K.                                 All of Grantor’s interest in and to all easements, rights, licenses, privileges and appurtenances including, without limitation, development and air rights now or hereafter belonging or in any way appertaining to the Land.

L.                                      All of the estate and rights of Grantor now or hereafter acquired in and to land lying in streets, roads, ways and alleys, open or proposed, adjoining or contiguous to the Land.

M.                                 The rents, issues and profits of any of the foregoing.

AND GRANTOR COVENANTS, REPRESENTS AND WARRANTS TO AND FOR THE BENEFIT OF TRUSTEE, BENEFICIARY AND THE SECURED PARTIES AS FOLLOWS:

1.          Payment of Obligations and Performance of Covenants and Agreements    Grantor shall pay or perform the Obligations when due in accordance with the provisions of the Credit Agreement, this Deed of Trust, and the other Credit Documents and perform the covenants and agreements of Grantor set forth in the Credit Documents.

2.          Title to Property      Grantor represents and warrants that (a) it owns good and marketable fee simple title to the Premises, (b) it has the good and unrestricted right, full power and lawful authority to make this Deed of Trust in accordance with the terms hereof, (c) Grantor has obtained any and all consents and approvals necessary or required for the making of this Deed of Trust, and the making of this Deed of Trust will not violate any contract or agreement to which Grantor is a party or by which the Property is bound, and (d) the Premises is free of all liens, encumbrances, adverse claims and other defects of title whatsoever except those items listed on Exhibit B annexed hereto and made a part hereof (collectively, the “Existing Liens”) and Permitted Liens.  Grantor does hereby and shall forever warrant and defend its title to and interest in the Property and the validity and priority of the lien of this Deed of Trust, subject to the Existing Liens and the Permitted Liens, to Beneficiary and the Secured Parties, their respective successors and assigns, against all claims and demands whatsoever of any Person or Persons.  As of the date hereof, there are no defenses or offsets to this Deed of Trust or to the Obligations.

3.          Intercreditor Agreement         Notwithstanding anything herein to the contrary, and regardless of the priority of recordation of this Deed of Trust, the lien and security interests granted to the Beneficiary pursuant to this Deed of Trust and the exercise of any right or remedy by such Beneficiary hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of May 21, 2007 (the “Intercreditor Agreement”), by and among Grantor, Fisher, DD Finance, Holdings, Beneficiary, Term Administrative Agent, Credit Suisse, in its capacity as administrative agent under the ABL Loan Documents (as defined therein), and JPMorgan Chase Bank,

7

N.A., in its capacity as collateral agent under the ABL Loan Documents (together with its successors and assigns from time to time in such capacity, the “ABL Collateral Agent”).  In the event of any conflict between the terms of the Intercreditor Agreement and this Deed of Trust, the terms of the Intercreditor Agreement shall govern.

4.          Future Advances    Without limiting the generality of any other provision hereof, or the terms and provisions of the Credit Agreement, the Obligations shall include, without limitation:  (a) all existing indebtedness of Grantor to Beneficiary and/or any of the Secured Parties evidenced by any of the Credit Documents; (b) all future advances that may subsequently be made by Beneficiary and/or the Lenders as provided by any of the Credit Documents; and (c) all other indebtedness, if any, of Grantor to Beneficiary and/or any of the Secured Parties now due or to become due or hereafter contracted pursuant to any of the Credit Documents; provided that the maximum principal amount of all existing indebtedness, future advances, readvances of sums repaid and all other indebtedness secured hereby at any one time shall not exceed the total sum of $7,000,000 (exclusive of interest thereon, attorneys’ fees and costs, taxes, insurance premiums and all other obligations hereunder).

5.          Insurance

(a)        Grantor shall maintain in full force and effect with respect to the Premises the insurance as required by Section 5.5 of the Credit Agreement.

(b)        In the event of a foreclosure of this Deed of Trust or other action or proceeding taken by Beneficiary pursuant to this Deed of Trust, the purchaser of the Premises shall succeed to all of the rights of Grantor, including any right to unearned premiums, in and to all policies of insurance which Grantor is required to maintain under Paragraph 5(a) and to all proceeds of such insurance.

6.          Impositions

(a)        Grantor shall pay, not later than the final delinquency date thereof, all real estate taxes, personal property taxes, assessments, water rates and sewer rents, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Land, and any other amounts which could be or become a lien upon or against the Property or any part thereof (collectively, the “Impositions”); provided, no such Imposition need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor.  Notwithstanding the foregoing, Grantor shall promptly, and in any event on demand, pay such contested Imposition if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued.  During the continuance of any Event of Default, upon demand by Beneficiary, Grantor will pay the whole of any assessment (an “Assessment”) for local improvements which may be payable in installments, notwithstanding that such installments may not be due and payable at the time of such demand.

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(b)        Grantor shall, upon request of Beneficiary, deliver to Beneficiary, within twenty (20) days after the final delinquency date thereof of any Imposition or Assessment, receipts evidencing such payment or other proof of payment satisfactory to Beneficiary.

7.          Maintenance and Alterations    Grantor will maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, the Premises and from time to time will make or cause to made all appropriate repairs, renewals and replacements thereof.

8.          Leasing   Grantor represents that there are no Leases now in effect.  Grantor shall not enter into any Lease of all or any part of any of the Premises without in each instance obtaining Beneficiary’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.  Grantor shall deliver to Beneficiary a duplicate original of each Lease promptly after the execution thereof.  At the option of Beneficiary, each Lease, and all renewals, replacements, extensions, and modifications thereof, and all rights of the tenant thereunder, shall be subject and subordinate to this Deed of Trust, and to each and every advance made or thereafter made hereunder or under the other Credit Documents and to all renewals, additions, amendments, supplements, modifications, consolidations, spreaders, replacements, and extensions of this Deed of Trust and shall contain provisions obligating the tenants thereunder to attorn to Beneficiary or any purchaser therefrom if Beneficiary or such purchaser succeeds to the interest of Grantor under such Lease.  Grantor shall fully and promptly perform all of the obligations to be performed by the lessor under any and all Leases.  Grantor shall enforce the performance and observance of each and every obligation to be performed or observed by the lessees under such Leases.  Grantor shall give prompt notice to Beneficiary of (a) any notice received by Grantor of any default by the lessor under any Lease, (b) the commencement of any action or proceeding by any lessee the purpose of which shall be the cancellation of any Lease or a diminution or abatement of the rent payable thereunder, (c) any notice of default given by Grantor to the lessee under any Lease, or (d) the interposition by any lessee of any defense or counterclaim in any action or proceeding brought by Grantor against such lessee; and Grantor will cause a copy of any process, pleading or notice received or served by Grantor in reference to any such action, defense or claim to be promptly delivered to Beneficiary.  Grantor shall hold in trust all security deposits and advance rent given on account of any Lease, and deposit such security in a bank or trust company and shall not mingle such funds with other funds.  Grantor shall repay or apply such funds only in accordance with the provisions of the applicable Leases.

9.          Recording, Filing and Other Fees         Grantor shall pay all recording and filing fees, all recording taxes, and all other costs and expenses in connection with the preparation, execution and recordation and other manner of perfection of this Deed of Trust and any other Credit Documents, and shall reimburse Beneficiary and each of the Secured Parties on demand for all costs and expenses of any kind incurred by Beneficiary or any of the Secured Parties in connection therewith (including, without limitation, reasonable attorneys’ fees and disbursements).  Grantor will, at any time on request of Beneficiary, execute or cause to be executed financing

9

statements, continuation statements, or the like, in respect of any Building Equipment.  Grantor shall pay all filing fees, including fees for filing continuation statements, in connection with such financing statements.

10.        Taxes Imposed on Beneficiary and the Secured Parties   Grantor shall pay all taxes (except income, inheritance and franchise taxes, taxes on the receipt of debt service payments, or taxes in lieu of any of the foregoing) imposed on Beneficiary or any of the Secured Parties by reason of its ownership of this Deed of Trust or any of the other Credit Documents.

11.        Compliance with Laws, etc.   Grantor shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

12.        Inspection                Beneficiary and its authorized representatives shall have the right, at Beneficiary’s option, at reasonable times during normal business hours and upon reasonable prior written notice, and as often as may be reasonably requested, to enter the Premises for the purpose of inspecting the same and any other Collateral.

13.        Certificate of Grantor     Grantor, upon request of Beneficiary or any of the Secured Parties, shall certify to Beneficiary or to such Secured Party or to any proposed assignee of or participant in this Deed of Trust, by an instrument in form reasonably satisfactory to Beneficiary or such Secured Party, duly acknowledged, the amount of the Obligations then owing, whether any offsets or defenses exist against payment or performance of all or any portion of the Obligations and anything else that Beneficiary or such Secured Party might reasonably request, within ten (10) days if the request is made personally, or within fifteen (15) days if the request is made by mail.  Beneficiary, Secured Parties and any actual or proposed assignee of or participant in this Deed of Trust shall have the right to rely on such certification.

14.        Condemnation    Grantor shall give notice to Beneficiary upon Grantor receiving written notice of the commencement of any action or proceeding to take all or any part of the Premises by exercise of the right of condemnation or eminent domain or of any action or proceeding to close or to alter the grade of any street on or adjoining the Land.  Beneficiary may participate in any such action or proceeding in the name of Beneficiary or, whenever necessary, in the name of Grantor, and Grantor shall deliver to Beneficiary such instruments as Beneficiary shall request to permit such participation.  Grantor shall not settle any such action or proceeding or agree to accept any award or payment without the prior written consent of Beneficiary (which consent shall not be unreasonably withheld, conditioned or delayed), and such award or payment and any interest thereon (hereinafter collectively called the “Award”) shall be applied in accordance with Section 2.14(b) and Section 2.15 of the Credit Agreement.

(a)        The application of any Award toward payment of the Obligations shall not be deemed a waiver by Beneficiary or any of the Secured Parties of its right to receive payment of the balance of the Obligations in accordance with the provisions of

10

the Credit Documents.  Beneficiary shall have the right, but shall be under no obligation, to question the amount of the Award, and Beneficiary may accept the same without prejudice to the rights that Beneficiary may have to question such amount.  In any such condemnation or eminent domain action or proceeding Beneficiary may be represented by attorneys selected by Beneficiary, and all sums paid by Beneficiary in connection with such action or proceeding (including, without limitation, reasonable attorneys’ fees to the extent permitted by law) shall, on demand, be immediately due from Grantor to Beneficiary and the same shall be secured by this Deed of Trust.

(b)        Notwithstanding any taking by condemnation or eminent domain, closing of, or alteration of the grade of, any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the unpaid principal portion of the Advances shall continue to bear interest at the rate payable pursuant to the applicable Credit Documents until the Award shall have been actually received by Beneficiary, and any reduction in the Obligations resulting from the application by Beneficiary of the Award shall be deemed to take effect only on the date of such receipt.

15.        Restoration           If the Buildings or the Building Equipment shall be damaged or destroyed, in whole or in part, by fire or other casualty, or by any taking in condemnation proceedings or the exercise of any right of eminent domain, Grantor shall promptly restore, replace or rebuild the same to as nearly as possible the value, quality and condition they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Beneficiary which approval shall not be unreasonably withheld or delayed, or apply the amount of any Award or insurance proceeds received with respect thereto, in each case in accordance with Section 2.14(b) and Section 2.15 of the Credit Agreement.  Grantor shall give prompt notice to Beneficiary of any damage or destruction to the Buildings or Building Equipment by fire or other casualty, as well as the initiation of any condemnation or eminent domain proceeding affecting the same.

16.        Default

(a)        Any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder and Beneficiary shall have all of the rights of the Administrative Agent and Collateral Agent under the Credit Agreement and all of the remedies hereunder.

(b)        All notice and cure periods provided in the Credit Agreement shall run concurrently with any notice and cure periods provided under applicable law.

17.        Beneficiary’s Right to Perform Grantor’s Covenants    If there shall be an Event of Default, Beneficiary may, at its option, cure such Event of Default, and Beneficiary and its representatives shall have the right to enter the Premises to do so, and the amounts advanced by, and the other costs and expenses of, Beneficiary in curing such Event of Default, with interest from the time of the advances or payments at the Base

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Rate plus the Applicable Margin, shall, on demand, be immediately due from Grantor to Beneficiary and shall be secured by this Deed of Trust.

18.        Contemporaneous Mortgages    THIS DEED OF TRUST IS MADE CONTEMPORANEOUSLY WITH TWO (2) OTHER MORTGAGES OR DEEDS OF TRUST OF EVEN DATE HEREWITH (as any of the same may be amended, supplemented, restated, severed, consolidated, spread, partially released, increased or otherwise modified from time to time, the “Contemporaneous Mortgages”) GIVEN TO BENEFICIARY COVERING PROPERTY LOCATED IN THE STATES OF MAINE AND WISCONSIN.  The Contemporaneous Mortgages secure the Obligations.  Upon the occurrence of an Event of Default, Beneficiary may proceed under this Deed of Trust and/or the Contemporaneous Mortgages against any of such property and/or the Property in one or more parcels and in such manner and order as Beneficiary shall elect.  Grantor hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force, any right to have the property and/or the Property covered by the Contemporaneous Mortgages marshaled upon any foreclosure of this Deed of Trust or the Contemporaneous Mortgages.

19.        Appointment of Attorney-in-Fact        Grantor hereby constitutes and appoints Beneficiary the true and lawful attorney-in-fact, coupled with an interest, of Grantor and Grantor hereby confers upon Beneficiary the right, in the name, place and stead of Grantor, to, demand, sue for, attach, levy, recover and receive after the occurrence and during the continuance of an Event of Default any of the Rents (as defined in Paragraph 49) and any premium or penalty payable upon the exercise by any third Person under any Lease of a privilege of cancellation originally provided in such Lease and to give proper receipts, releases and acquittances therefor and, after deducting actual out of pocket expenses of collection, to apply the net proceeds as provided in the Credit Agreement or otherwise reasonably determined by Beneficiary after consultation with Grantor; and Grantor does hereby authorize and direct any such third party to deliver such payment to Beneficiary in accordance with this Deed of Trust, and Grantor hereby ratifies and confirms all that its said attorney-in-fact, the Beneficiary, shall do or cause to be done by virtue of the powers granted hereby.  The foregoing appointment is irrevocable and continuing, and such rights, powers and privileges shall be exclusive in Beneficiary, and its successors and assigns, so long as any part of the Obligations other than any contingent indemnity and expense reimbursement obligations for which a claim has not been made remain unpaid or unperformed and undischarged.

Upon the occurrence and during the continuance of an Event of Default, Grantor hereby constitutes and appoints Beneficiary the true and lawful attorney-in-fact, coupled with an interest, of Grantor and Grantor hereby confers upon Beneficiary the right, in the name, place and stead of Grantor, to subject and subordinate at any time and from time to time any Lease to the lien, assignment and security interest of this Deed of Trust, or to any other mortgage, deed of trust, assignment or security agreement, or to any ground lease or surface lease, with respect to all or a portion of the Property, or to request or require such subordination, where such reservation, option or authority was reserved to Grantor under any such Lease, or in any case where Grantor otherwise would have the right, power or privilege so to do.  The foregoing appointment is irrevocable and

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continuing, and such rights, powers and privileges shall be exclusive in Beneficiary, and its successors and assigns, so long as any part of the Obligations other than any contingent indemnity and expense reimbursement obligations for which a claim has not been made remain unpaid or unperformed and undischarged.

20.        Power of Sale     Subject to the terms of the Credit Agreement, if an Event of Default shall occur and be continuing, Beneficiary shall have the right and option to proceed with foreclosure by directing Trustee, or Trustee’s successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent and in the manner permitted by applicable law, all or any portion of the Property at one or more sales, as an entirety or in parcels, at the door of the courthouse in Washington County, Tennessee, at which foreclosure sales are customarily held, at public auction, to the highest bidder for cash, free from equity of redemption, and any statutory or common law right of redemption, homestead, dower, marital share, and all other exemptions all of which are expressly waived by Grantor, after giving notice of the time, place and terms of such sale and of the Property to be sold, by advertising the sale of the property for twenty-one (21) days by three (3) weekly notices (the first of which must be at least twenty (20) days previous to such sale) in some newspaper published in the county and state where the Property is situated, which notice may be given before or after entry by the Trustee.  The Trustee shall execute a conveyance to the purchaser in fee simple and deliver possession to the purchaser, which Grantor warrants shall be given without obstruction, hindrance or delay.  Where the Property is situated in more than one county, notice as above provided shall be posted and filed in all such counties (if such notices are required by applicable law), and all such Property may be sold in any such county and the notice of such sale shall designate the county where such Property is to be sold.  Nothing contained in this Paragraph 20 shall be construed so as to limit in any way Beneficiary’s rights to sell the Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering.  Grantor hereby irrevocably appoints Beneficiary to be, upon the occurrence and during the continuance of an Event of Default, the attorney-in-fact of Grantor (coupled with an interest) and in the name and on behalf of Grantor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Grantor ought to execute and deliver, and to do and perform any other acts or things which Grantor ought to do and perform under the covenants herein contained and, generally, to use the name of Grantor in the exercise of any of the powers hereby conferred on Beneficiary.  At any such sale: (a) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Beneficiary to have physically present, or to have constructive possession of, the Property (Grantor hereby covenanting and agreeing to deliver to Beneficiary any portion of the Property not actually or constructively possessed by Beneficiary immediately upon demand by Beneficiary) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (b) each instrument of conveyance executed by Beneficiary shall contain a general warranty of title, binding upon Grantor and its successors and assigns; (c) each and every recital contained in any instrument of conveyance made by Beneficiary shall conclusively

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establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment and/or nonperformance of the Obligations and advertisement and conduct of such sale in the manner provided herein and otherwise required by applicable law; (d) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed; (e) the receipt of Beneficiary, or of such other party or officer making the sale, shall be a sufficient discharge to the purchaser for its purchase money and neither such purchaser nor its assigns or personal representatives shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof; (f) to the fullest extent permitted by applicable law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity (including any statutory or common law right of redemption, which is hereby waived to the fullest extent permitted by applicable law), in and to the property sold in any such event, and such sale shall be a perpetual bar, both at law and in equity, against Grantor and any and all other persons claiming by, through or under Grantor; and (g) to the extent and under such circumstances as are permitted by applicable law, Beneficiary may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Obligations in lieu of cash payment.  Each remedy provided in this Deed of Trust is distinct from and cumulative with all other rights and remedies provided hereunder or afforded by applicable law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever.

21.        Application of Proceeds of Foreclosure and Other Remedies    All amounts received by Beneficiary pursuant to the exercise of remedies hereunder shall be applied first to expenses due Beneficiary or Trustee including, but not limited to, expenses of foreclosure and all expenses incurred in leasing the Property, retaining a managing agent therefor, or fulfilling Grantor’s obligations under any Lease, including attorneys fees; second, to interest included in the Indebtedness; third, to principal included in the Indebtedness, in such order as Beneficiary may elect; and the surplus, if any, shall be paid to the party or parties entitled thereto.

22.        Waiver of Redemption Rights     Any sale of any or all of the Property pursuant to the power of sale or judicial sale provided for herein or in realization of the security interest granted herein shall be made free from the equity of redemption, statutory right of redemption, homestead, dower, curtesy, exemption rights, and all other rights and interests of Grantor, all of which are hereby expressly waived.

23.        Judicial Foreclosure      After the occurrence and during the continuance of an Event of Default, Beneficiary may institute an action of foreclosure, or take such other action as the law may allow, at law or in equity, for the enforcement hereof and realization on the Property or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire principal then outstanding under the Credit Documents, with interest thereon at the rate stipulated in the Credit Documents to the date of default and thereafter at the default interest rate specified in Section 2.9 of the Credit Agreement together with all other sums secured by this Deed of Trust, all costs of suit, including, without limitation, the expenses

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which are described in Paragraphs 27 and 31, and interest at the default interest rate specified in Section 2.9 of the Credit Agreement on any judgment obtained by Beneficiary from and after the date of any judicial sale of any of the Property until actual payment.  Upon any sale or sales made hereunder, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary and/or any of the Secured Parties may bid for and acquire any of the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting against the Obligations the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust.  Except as otherwise provided in the Credit Agreement, the proceeds of such sale shall be applied first to the payment of the costs and charges of such sale, including, without limitation, Beneficiary’s attorneys’ fees, (to the extent permitted by law), and second to the payment of the Obligations, the surplus money, if any, to be paid to the Person(s) legally entitled thereto (including Grantor, to the extent so entitled, if at all).  Upon the request of Beneficiary and to the extent not prohibited by applicable law, Grantor shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Beneficiary in connection with any foreclosure proceedings.  The obligation of Grantor to so execute and file such waiver shall survive the termination of this Deed of Trust.  Following a foreclosure sale, the sheriff shall deliver to the purchaser the sheriff’s deed (and bill of sale as to any personalty) conveying the property so sold without any covenant or warranty, express or implied.

24.        Sale in Parcels   In the event of a foreclosure of this Deed of Trust or upon any sale under this Deed of Trust pursuant to judicial proceedings or otherwise, the Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Beneficiary in its sole discretion may select.

25.        Notice Upon Acceleration    Whenever Beneficiary in this Deed of Trust is given the option to accelerate the maturity of all or part of the Obligations upon the occurrence of an Event of Default, Beneficiary may, to the extent permitted by law, do so without prior notice or demand to or upon Grantor except as otherwise specifically provided herein.

26.        Possession of Premises    To the extent permitted by law, after the occurrence and during the continuance of an Event of Default, Beneficiary and its agents and any receiver appointed by a court are authorized to (a) take possession of the Premises, with or without legal action, and by force if necessary; (b) lease the Premises or make modifications to or cancel Leases; (c) maintain, repair, alter, and restore the Premises; (d) with or without taking possession, collect all Rents and profits payable under all Leases directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists under this Deed of Trust accompanied by a demand on such lessee for the payment to Beneficiary of all Rents due and to become due under its Lease, and Grantor FOR THE BENEFIT OF BENEFICIARY AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Beneficiary’s statement of default and shall unequivocally be authorized to

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pay said Rents to Beneficiary without regard to the truth of Beneficiary’s statement of an Event of Default and notwithstanding notices from Grantor disputing the existence of an Event of Default such that the payment of rent by the lessee to Beneficiary pursuant to such a demand shall constitute performance in full of the lessee’s obligation under the Lease for the payment of Rents by the lessee to Grantor; and (e) after deducting all costs of collection and administration expense, apply the net Rents and profits to the payment of Impositions, insurance premiums and all other carrying charges (including, without limitation, agents’ compensation and fees and reasonable costs of counsel to the extent permitted by law, and receivers) and to the maintenance, repair or restoration of the Premises, or, except as otherwise provided in the Credit Agreement, on account and in reduction of the Obligations in such order and amounts as Beneficiary in Beneficiary’s sole discretion may elect.  Beneficiary shall be liable to account only for Rents and profits actually received by Beneficiary.

27.        Expenses of Beneficiary and/or the Secured Parties    All sums (including reasonable attorneys’ fees and disbursements, to the extent permitted by law) paid by Beneficiary and/or any of the Secured Parties in connection with any litigation to prosecute or defend the rights and obligations created by this Deed of Trust, with interest thereon at the default interest rate specified in Section 2.9 of the Credit Agreement from the time of payment by Beneficiary and/or any of the Secured Parties shall, on demand, be immediately due from Grantor to Beneficiary and/or any such Secured Party and shall be added to and included in the Obligations and shall be secured by this Deed of Trust.

28.        Grantor’s Waivers

(a)        Grantor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force, (i) the benefit of any and all valuation and appraisement laws, (ii) any right of redemption whether statutory or otherwise, in respect of the Property, (iii) any applicable homestead or dower laws, (iv) all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them, (v) any right to have any of the Property marshaled upon foreclosure of this Deed of Trust, (vi) the right to interpose any set-off, recoupment, counterclaim or cross-claim in any litigation in any court with respect to, in connection with, or arising out of this Deed of Trust or any of the other Credit Documents unless such set-off, recoupment, counterclaim or cross-claim could not, by reason of the applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action, and (vii) trial by jury in connection with any litigation arising out of this Deed of Trust or any of the other Credit Documents and any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

(b)        Beneficiary, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, whether now or hereafter in force, trial by jury in connection with any litigation arising out of this Deed of Trust or any of the other Credit Documents.

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29.        Partial Foreclosure       Beneficiary may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other sums, required to be paid under this Deed of Trust or any other Credit Document as the same become due, without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for an Event of Default by Grantor existing when such earlier action was commenced.  Beneficiary may also foreclose this Deed of Trust for any sums due under this Deed of Trust or any other Credit Document and the lien of this Deed of Trust shall continue to secure the balance of the Obligations due.

30.        No Waiver; Rights Cumulative   No failure or delay on the part of Beneficiary or any of the Secured Parties in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  The rights, powers and remedies given to Beneficiary and each of the Secured Parties hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents.  Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

31.        Attorneys’ Fees  If this Deed of Trust shall be foreclosed, or if any of the Credit Documents is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, there shall be included in the computation of the sums secured hereby, to the extent permitted by law, the amount of a reasonable fee for the services of the attorney retained by Beneficiary in the foreclosure action or proceeding, and all disbursements, costs, allowances and additional allowances provided by law.

32.        Interest After Maturity   The Obligations secured by this Deed of Trust shall bear interest from and after maturity, whether or not resulting from acceleration, at the default interest rate specified in Section 2.9 of the Credit Agreement, but this shall not constitute an extension of time for payment of the Obligations.

33.        No Credit for Taxes   Grantor shall not claim or demand or be entitled to any credit or credits on account of any of the sums secured hereby by reason of the Impositions assessed against all or any part of the Property or for any payments made on account thereof.  No deductions shall be made or claimed from the taxable value of all or any part of the Premises by reason of this Deed of Trust.

34.        Liens          This Deed of Trust is and shall be maintained as a valid first lien on the Property subject only to any encumbrances created pursuant to the Credit Documents and the Existing Liens and the Permitted Liens, if any.  Notwithstanding any provision in the Credit Documents to the contrary, Grantor shall not, directly or indirectly, create or suffer or permit to be created, or to stand, against the Property or any portion thereof, or against the Rents, issues and profits therefrom, any lien, charge, mortgage,

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deed of trust, adverse claim or other encumbrance (herein collectively referred to as a “lien”), whether senior or junior in lien to this Deed of Trust, other than the lien of (i) this Deed of Trust and (ii) the Permitted Liens (including easements, rights-of-way, restrictions, encroachments, minor defects or irregularities in title and other similar charges, in each case which do not and will not interfere in any material respect with the use or value thereof; provided, however, that Grantor shall give Beneficiary at least twenty (20) days prior written notice of any Permitted Lien described in the parenthetical to clause (ii) above which is to be created after the date hereof together with a reasonably detailed description thereof; and provided, further, that nothing contained in this Paragraph shall require Grantor to pay any real estate taxes or other Impositions prior to the time when same are required to be paid under this Deed of Trust.  Grantor will keep and maintain all of the Premises free from all liens of Persons supplying labor or materials relating to the construction, alteration, modification or repair of the Premises.  If any such lien shall be filed against any of the Property, Grantor agrees to discharge the same of record (by payment, bonding or otherwise) within 10 days of notice of the filing thereof.  No financing statement, conditional bill of sale or chattel mortgage shall be made or filed against any Building Equipment without the prior consent of Beneficiary and if at any time there should be any (with or without the consent of Beneficiary), then upon the occurrence and during the continuance of an Event of Default, all right, title and interest of Grantor in and to all deposits and payments made thereon are hereby assigned to Beneficiary.

35.        Change in Taxation     In the event of the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (a) deducting or allowing Grantor to deduct from the value of the Property for the purpose of taxation any lien or security interest thereon, (b) imposing, modifying or deeming applicable any reserve or special requirement against deposits in or for the account of, or loans by, or other liabilities of, or other assets held by Beneficiary or any of the Secured Parties, or (c) subjecting Beneficiary or any of the Secured Parties to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Deed of Trust, the Obligations, Beneficiary or any of the Secured Parties, and the result is to increase the taxes imposed upon or the cost to Beneficiary or any of the Secured Parties of maintaining the Obligations, or to reduce the amount of any payments receivable hereunder or under the other Credit Documents, then, and in any such event, Grantor shall, on demand, pay to Beneficiary for the account of Beneficiary or any of the Secured Parties, as the case may be, such additional amounts as may be required to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful or would constitute usury under applicable law, then Beneficiary may, at its option, require Grantor to make a partial repayment of the Obligations in an amount equal to the then value of the Premises.

36.        Assignment of Leases and Rents       Grantor absolutely and unconditionally assigns to Beneficiary the Rents, issues and profits of the Premises as further security for the payment of the Obligations and Grantor grants to Beneficiary during the existence of an Event of Default the right to enter the Premises for the purpose of collecting the same and to let the Premises, or any part thereof, and, except as

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otherwise provided in the Credit Agreement,  to apply said Rents, issues and profits, after payment of all necessary charges and expenses, on account of the Obligations.  This assignment and grant shall continue in effect until the payment in full of the Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit.  Beneficiary hereby waives the right to enter the Premises for the purpose of collecting said Rents, issues and profits, and Grantor shall be entitled to collect, receive and use said Rents, issues and profits, until the occurrence and during the continuance of and Event of Default.  During the continuance of any Event of Default, the right of Grantor to collect, receive and use said Rents, issues and profits, shall be revoked forthwith.  Further, from and after delivery of written notice of such revocation, constructive possession of the Premises shall be vested in Beneficiary, and this assignment shall be activated and perfected.  Notwithstanding the foregoing, this assignment shall also be activated and perfected upon Beneficiary’s exercising, upon the occurrence and during the continuance of an Event of Default, any of the following remedies pursuant to this Deed of Trust:  (i) taking actual possession of the Premises; (ii) moving or applying for the appointment of a receiver; (iii) filing or commencing an action to foreclose this Deed of Trust; or (iv) collecting the Rents directly from the tenant(s).  Grantor shall, from time to time after request by Beneficiary, execute, acknowledge and deliver to Beneficiary, in form reasonably satisfactory to Beneficiary, separate assignments effectuating the foregoing.  Neither Beneficiary nor the Secured Parties shall be obligated to perform or discharge any obligation or duty to be performed or discharged by Grantor under any Lease or other agreement affecting all or any part of the Premises, and Grantor hereby agrees to indemnify Beneficiary and the Secured Parties for and hold them harmless from, any and all liability arising from any such Lease or other agreement or any assignments thereof, and no assignment of any such Lease or other agreement shall place the responsibility for the control, care, management or repair of all or any part of the Premises upon Beneficiary or the Secured Parties, nor make Beneficiary or the other Secured Parties liable for any negligence in the management, operation, upkeep, repair or control of all or any part of the Premises resulting in injury, death or property damage.  In addition, after the occurrence and during the continuance of an Event of Default and following the giving of notice to Grantor, Grantor will pay monthly in advance to Beneficiary, or to any receiver appointed to collect said Rents, issues and profits, the fair and reasonable rental value for the use and occupancy of the Premises or of such part thereof as may be in the possession of Grantor, and upon default in any such payment will vacate and surrender the possession thereof to Beneficiary or to such receiver, and in default thereof may be evicted by summary or other proceedings.

37.                       Security Agreement      It is the intention of the parties hereto that this instrument shall constitute a Security Agreement and a Financing Statement within the meaning of the Uniform Commercial Code as enacted in the state in which the Land is located with respect to the personalty and fixtures comprising a part of the Property, and that a security interest shall attach thereto for the benefit of Beneficiary, as secured party, to further secure the Obligations.  Grantor hereby authorizes Beneficiary to file financing and continuation statements with respect to such collateral in which Grantor has a mortgageable interest, without the signature of Grantor whenever lawful, and upon request, Grantor shall promptly execute financing and continuation statements in form satisfactory to Beneficiary to further evidence and secure Beneficiary’s interest in such

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collateral, and shall pay all filing fees in connection therewith.  In the event of the occurrence and during the continuance of an Event of Default, Beneficiary, pursuant to the applicable provision of the Uniform Commercial Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply.  The parties agree that in the event Beneficiary elects to proceed with respect to collateral constituting personalty or fixtures separately from the real property, without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or the dispositions, the giving of ten (10) days’ notice by Beneficiary to Grantor, shall be deemed to be reasonable notice thereof and Grantor waives any other notice with respect thereto.

38.                       No Release      Neither Grantor nor any other Person now or hereafter obligated for the payment or performance of all or any portion of the Obligations shall be released from paying such Obligations and the lien of this Deed of Trust shall not be affected by reason of (a) the failure of Beneficiary or any of the Secured Parties to comply with any request of Grantor, or of any other Person so obligated, to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any of the covenants and agreements of Grantor under the Credit Documents, (b) the release, regardless of consideration, of the whole or any part of the security held for the Obligations, (c) the release, regardless of consideration, of the obligations of any Person or Persons liable for payment or performance of all or any portion of the Obligations, or (d) any agreement or stipulation extending the time of payment or modifying the terms of any of the Credit Documents, and in the event of such agreement or stipulation, Grantor and all such other Persons shall continue to be liable under the Credit Documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Beneficiary and the Secured Parties.

39.                       Notices  All notices, consents and other communications provided for herein shall be sent to such Person’s address as follows (or to such other address indicated in an unrevoked written notice from such Person given in accordance the terms of this Paragraph):

(a)                        if to Grantor, Douglas Dynamics, L.L.C., 7777 North 73rd Street, Milwaukee, WI  53223, Attention: Chief Executive Officer and President, Telecopy No.:  (414) 354-8448, with a copy to Aurora Capital Group, 10877 Wilshire Boulevard, Suite 2100, Los Angeles, CA  90024, Attention: Secretary, Douglas Dynamics Holdings, Inc., Telecopier No.: (310) 824-2791, with a copy to Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, CA  90071, Attention: Jeff R. Hudson, Esq., Telecopy No.: 213-229-6332

(b)                       if to Beneficiary or Collateral Agent, at Credit Suisse, Cayman Islands Branch, Eleven Madison Avenue, New York, NY  10010, Attention:  Ian Nalitt, Telecopy No.:  (212) 325-8615, with a copy to Skadden Arps Slate Meagher & Flom

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LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, CA  90071-3144, Attention: David Kitchen, Esq., Telecopy No.: (213) 621-5280; and

(c)                        if to any of the Secured Parties, at the address set forth below such Secured Party’s name on the signature pages of the Credit Agreement.

Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to Beneficiary shall be effective until received by Beneficiary.

40.                       Severability      In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

41.                       Intentionally Deleted

42.                       Indemnification Against Liabilities      Grantor will defend, indemnify, pay and hold harmless Beneficiary and the Secured Parties and their respective officers, partners, directors, trustees, employees, agents and Affiliates of Beneficiary and each of the Secured Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind (including, without limitation, reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against Beneficiary and any of the Secured Parties by reason of (a) ownership of a mortgagee’s/beneficiary’s or participating lender’s interest in the Property, (b) any accident or injury to or death of Persons or loss of or damage to or loss of the use of property occurring on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, unless due to the willful misconduct of Beneficiary or such Secured Party, (c) any use, nonuse or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trust, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof made or suffered to be made by or on behalf of Grantor, (f) any negligence or tortious act on the part of Grantor or any of its agents, contractors, lessees, licensees or invitees, or (g) any work in connection with any alterations, changes, new construction or demolition of the Premises.  All amounts payable to Beneficiary and the Secured Parties under this Paragraph shall be payable promptly on demand and shall be deemed indebtedness and Obligations secured by this Deed of Trust and any such amounts shall bear interest at the default interest rate specified in Section 2.9 of the Credit Agreement from the date of such demand.  In case any action, suit or proceeding is brought against Grantor, Beneficiary and/or any of the Secured Parties by reason of any such occurrence, Grantor, upon request of Beneficiary or any of the Secured Parties will, at Grantor’s expense, resist and defend such action,

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suit or proceeding or cause the same to be resisted or defended by counsel designated by Beneficiary or such Secured Party and approved by Grantor.

43.                       No Oral Changes      This Deed of Trust and its provisions cannot be changed, waived, discharged or terminated orally but only by an agreement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

44.                       Governing Law THE PROVISIONS OF THIS DEED OF TRUST REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.  ALL OTHER PROVISIONS OF THIS DEED OF TRUST AND THE RIGHTS AND OBLIGATIONS OF GRANTOR AND BENEFICIARY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPALS THEREOF.

45.                       Construction      This Deed of Trust shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

46.                       Headings      Paragraph headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

47.                       After Acquired Property      All property of every kind which is hereafter acquired by Grantor which, by the terms hereof, is required or intended to be subjected to the lien of this Deed of Trust shall, immediately upon the acquisition thereof by Grantor, and without any further giving of a deed of trust and/or mortgage, conveyance, assignment or transfer, become subject to the lien of this Deed of Trust.

48.                       Further Assurances      Grantor shall execute, acknowledge and deliver to Beneficiary any documents and instruments which Beneficiary may reasonably request from time to time for the better assuring, conveying, assigning, transferring, confirming or perfecting of Beneficiary’s security and rights under this Deed of Trust, in form and substance reasonably satisfactory to Beneficiary.

49.                       Definitions      The following terms shall, for all purposes of this Deed of Trust, have the respective meanings herein specified unless the context otherwise requires and such meanings shall apply equally to the singular and plural forms of such defined terms unless a definition is provided herein for both the singular and plural form of such defined term:

(a)                        “Lease” shall mean every lease or occupancy agreement for the use or hire of all or any portion of the Premises, which shall be in effect at the date hereof or which shall hereafter be entered into by or on behalf of Grantor.

22

(b)                       “Rents” shall mean all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Grantor or its agents or employees from any and all sources arising from or attributable to the Land and the Building, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property, and proceeds, if any, from business interruption or other loss of income insurance.

50.                       Successors and Assigns The terms, covenants and provisions of this Deed of Trust shall apply to and be binding upon Grantor and the successors and assigns of Grantor and shall inure to the benefit of Beneficiary, the Secured Parties and their respective successors and assigns.  All grants, covenants, terms, provisions, and conditions contained herein shall run with the Land.

51.                       Credit Agreement      In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and this Deed of Trust, the terms and provisions of the Credit Agreement shall control.

52.                       Trustee  The Trustee named herein shall be clothed with full power to act when action hereunder shall be required, and to execute any conveyance of the Property.  In the event that the substitution of a Trustee shall become necessary for any reason, the substitution of one trustee in the place of those or any of those named herein shall be sufficient; however, more than one Trustee may be named.  The term “Trustee” shall be construed to mean “Trustees” whenever the sense requires.  Trustee is hereby released from all obligations imposed by statute which can be waived. The necessity of the Trustee herein named, or any successor in trust, making oath or giving bond, is expressly waived.

The Trustee, or any one acting in Trustee’s stead, shall have, in Trustee’s discretion, authority to employ all proper agents and attorneys in the execution of this Deed of Trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Property, should any be realized; and if no sale be made or if the proceeds of sale be insufficient to pay the same, then Grantor hereby undertakes and agrees to pay the cost of such services rendered to said Trustee.  The Trustee may rely on any document believed by him in good faith to be genuine.  All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon.

If the Trustee shall be made a party to or shall intervene in any action or proceeding affecting the Property or the title thereto, or the interest of the Trustee or Beneficiary under this Deed of Trust, the Trustee and Beneficiary shall be reimbursed by

23

Grantor, immediately and without demand, for all reasonable costs, charges and attorneys’ fees incurred by Trustee or either of them in any such case, and the same shall be secured hereby as a further charge and lien upon the Property.

In the event of the death, refusal, or of inability for any cause, on the part of the Trustee named herein, or of any successor trustee, to act at any time when action under the foregoing powers and trust may be required, or for any other reason satisfactory to Beneficiary, Beneficiary is authorized, either in its own name or through an attorney or attorneys in fact appointed for that purpose, by written instrument duly registered, to name and appoint a successor or successors to execute this Deed of Trust, such appointment to be evidenced by writing, duly acknowledged; and when such writing shall have been registered, the substituted trustee named therein shall thereupon be vested with all the right and title, and clothed with all the power of the Trustee named herein and such like power of substitution shall continue so long as any part of the debt secured hereby remains unpaid.

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24

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed under seal as of the day and year first above written.

Grantor:

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

STATE OF                                 )

COUNTY OF                           )

Before me,                                               , a Notary Public of the State and County aforesaid, personally appeared                                                     , with whom I am personally acquainted, and who, upon oath, acknowledged himself/herself to be                                                    of DOUGLAS DYNAMICS, L.L.C., a Delaware limited liability company, and that he/she as such                                 , being authorized so to do, executed the this instrument on behalf of said DOUGLAS DYNAMICS, L.L.C..

Witness my hand and seal, at office in                       ,                       , this the            day of May, 2007.

NOTARY PUBLIC
My Commission Expires:

26

Exhibit A

Description of the Land

SITUATE, lying and being in the 9th Civil District of Washington County, Tennessee, and being more particularly described as follows, to-wit:

BEGINNING at an iron rod in the southwesterly right of way line of Riverview Drive (Tennessee State Route 2601), corner to City of Johnson City (Deed Book 284, page 241); thence leaving Riverview Drive and with the line of the City of Johnson City, S. 41° 19' 00" W., 848.50 feet to an iron rod, corner to General Shale Products Corp. (Deed Book 693, page 422); thence with General Shale’s line, the following six courses and distances: N. 34° 22' 00" W.,153.40 feet to an iron rod; N. 39° 29' 00" E.,166.20 feet to an iron rod; N. 37° 16' W.,16.0 feet to an iron rod; N. 47° 32' 07" W., 548.35 feet to a concrete monument; N. 37° 10' 39" W., 378.19 feet to iron rod; and N. 26° 38' 07" W., 334.55 feet to a concrete monument, corner to City of Johnson City (Deed Book 703, page 113); thence with the line of the City of Johnson City, the following two courses and distances: N. 75° 20' 06" E., 291.24 feet to a concrete monument, and N. 19° 11' 00" W.,175.82 feet to a concrete monument, corner to Guy and Mae Erwin (Deed Book 469, page 25); thence with Erwin’s line, N. 55° 25' 00" E., 309.91 feet to a concrete monument located in the southwesterly right of way line of Riverview Drive (Tennessee State Route 2601); thence with the southwesterly right of way line of Riverview Drive, the following five courses and distances: S. 37° 32' 10" E., 333.17 feet to an iron rod; S. 41° 20' 23" E., 223.32 feet to an iron rod; S. 36° 55' 23" E., 504.89 feet to a point; S. 41° 05' 23" E., 97.0 feet to an iron rod and S. 51° 46' 23" E., 174.58 feet to the point of BEGINNING, containing 21.599 acres, more or less, according to a map entitled “E. G. Smith Construction Products, Inc.” dated September 29, 1992, prepared by Steven C. Lyons, TRLS No. 1608, 116 Free Hill Road, Gray, TN 37615.

AND BEING the same property conveyed to New DD, LLC from Douglas Dynamics, L.L.C. by Special Warranty Deed dated March 26, 2004, recorded in Roll 382, Image 2259, in the Register’s Office for Washington County, Tennessee, to which reference is here made.  See Certificate of Amendment amending the name from New DD, LLC to Douglas Dynamics, LLC of record in Roll 423, Image 2332, in the aforesaid Register’s Office.

Schedule B

Existing Liens

1.               All those exceptions to title set forth on Schedule B to Loan Policy No. 15341 issued by Lawyers Title Insurance Corporation.

2.               Those liens and security interests granted in favor of the ABL Collateral Agent disclosed by the Intercreditor Agreement.

28

EXHIBIT K

RESTRICTED PAYMENT CERTIFICATE

All calculations under this certificate shall be for the period commencing on the first day of the first full Fiscal Quarter after the Closing Date through and including the last full Fiscal Quarter (taken as one accounting period) preceding the date of determination.

I.	Restricted Payment EBITDA

(a)	Consolidated Adjusted EBITDA	$

	(i) to the extent deducted in the calculation of Consolidated Net Income for such period, all losses which are non-recurring:	$

	(ii) to the extent deducted in the calculation of Consolidated Net Income for such period, interest attributable to Attributable Indebtedness:	$

(iii)       to the extent deducted in the calculation of Consolidated Net Income for such period, the amount of all dividends accrued or payable (whether or not in cash) by the Company or any of its Subsidiaries in respect of preferred stock (other than (A) dividends on Capital Stock (other than Disqualified Capital Stock) of the Company or such Subsidiary payable solely in Capital Stock (other than Disqualified Capital Stock) of the Company or such Subsidiary, as applicable, and (B) by Subsidiaries of the Company to the Company or its wholly-owned Subsidiaries):

$

(b)	Sum of Items (i) thru (iii) above:	$

(c)	Aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash to the extent reducing Consolidated Adjusted EBITDA:	$

(d)

All gains which are non-recurring (including any gain from the issuance or sale of any Capital Stock) to the extent included in the calculation of Consolidated Net Income for such period, without duplication:

$

(e)	Sum of Items, without duplication, (a), (b) and (c):	$

Restricted Payment EBITDA (Item (e) minus Item (d)):		$

II.	Cumulative Interest Expense

(a)

Interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued (including, in accordance with the following sentence, interest attributable to Capital Leases and Attributable Indebtedness) of the Company and its Subsidiaries, including (I) amortization of debt issuance costs, original issue discount, debt discounts or premium and other financing fees and expenses and non-cash interest payments or accruals on any Indebtedness, (II) the interest portion of all deferred payment obligations of the Company and its Subsidiaries, and (III) all commissions, discounts and other fees and charges owed by the Company and its Subsidiaries with respect to bankers’ acceptances and letters of credit financings and Hedge Agreements:

$

(b)	All cash dividends paid by the Company or any of its Subsidiaries in respect of preferred stock (other than by Subsidiaries of the Company to the Company or its wholly owned Subsidiaries):	$

Cumulative Interest Expense (the aggregate amount (without duplication and determined in each case in accordance with GAAP) of Items (a) and (b)):		$

III.	Restricted Payment Amount

(a)	Restricted Payment EBITDA:	$

(b)	product of 2.0 multiplied by Cumulative Interest Expense:	$

(c)	Item (a) minus Item (b):(20)	$

(d)	100% of the aggregate net cash proceeds received by the Company from a capital contribution or sale of Capital Stock to Holdings after the Closing Date:	$

(e)

An amount equal to the net amounts received in respect of Investments made under Section 6.7(l) or 6.7(m) of the Credit Agreement in any Person resulting from cash distributions on or cash repayments of any Investments, including payments of interest on Indebtedness, dividends, repayments of loans or advances, or other distributions or other transfers of assets, in each case to Company, DD Finance, Fisher or any of their respective Subsidiaries or from the net cash proceeds from the sale of any such Investment, not to exceed, in each case, the amount of Investments previously made by Company, DD Finance, Fisher or any of their respective Subsidiaries in such Person, less the cost of disposition (and excluding Investments in Subsidiaries):(21)

$

(f)	Sum of Items (c) through (e) above:	$

(g)	Aggregate amount of Restricted Payments made pursuant to Sections 6.5(a)(ii) and 6.5(c)(iv) of the Credit Agreement:	$

(h)	Amounts required to be applied to prepay Loans pursuant to Section 2.13(c) of the Credit Agreement:	$

(i)	(without duplication) amounts applied or utilized pursuant to Section 6.5(d), Section 6.5(f), Section 6.7(l), Section 6.7(m) or Section 6.16(c) of the Credit Agreement:

(j)	Sum of Items (g) through (i):	$

Restricted Payment Amount (Item (f) minus Item (j)):(22)		$

(20)         Not to be less than zero.

(21)         Except in each case, in order to avoid duplication, to the extent any such payment or proceeds have been included in the calculation of Restricted Payment EBITDA.

(22)         For purposes of this definition, (i) the amount of any payment or Investment made or returned hereunder, if other than in cash, shall be the fair market value thereof, as determined in the good faith reasonable judgment of the board of directors of the Company (or similar governing body) for such payments or Investments with a value in excess of $1.0 million, and otherwise by an executive officer of the Company at the time made or returned, as applicable, (ii) interest with respect to Capital Leases shall be deemed to accrue at an interest rate reasonably determined in good faith by the Company to be the rate of interest implicit in such Capital Lease in accordance with GAAP and (iii) interest expense attributable to any Indebtedness represented by the guarantee by the Company or any of its Subsidiaries of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

EXHIBIT L

INTERCREDITOR AGREEMENT

L-1

EXECUTION VERSION

INTERCREDITOR AGREEMENT

by and among

DOUGLAS DYNAMICS, L.L.C.

DOUGLAS DYNAMICS FINANCE COMPANY

FISHER, LLC

DOUGLAS DYNAMICS HOLDINGS, INC.

The Grantors from Time to Time Parties Hereto,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

as the Administrative Agent under the ABL Loan Documents,

as the Administrative Agent and the Collateral Agent under the Term Loan Documents,

and

JPMORGAN CHASE BANK, N.A.,

as the Collateral Agent under the ABL Loan Documents

Dated as of May 21, 2007

Intercreditor Agreement

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

SECTION 1.1	Defined Terms	2
SECTION 1.2	Terms Generally	13

ARTICLE II

PRIORITY OF LIENS; ETC.

SECTION 2.1	Subordination of Liens; Etc	13
SECTION 2.2	Prohibition on Contesting Liens	15
SECTION 2.3	No New Liens	15
SECTION 2.4	Similar Liens and Agreements	16

ARTICLE III

ENFORCEMENT

SECTION 3.1	Exercise of Remedies	16

ARTICLE IV

PAYMENTS

SECTION 4.1	Application of Proceeds	21
SECTION 4.2	Payments Over	22

ARTICLE V

OTHER AGREEMENTS

SECTION 5.1	Releases	23
SECTION 5.2	Insurance - ABL Priority Collateral — Settlement Prior to Discharge of ABL Obligations	24
SECTION 5.3	Amendments to Credit Documents	25
SECTION 5.4	Amendments to Security Documents	26
SECTION 5.5	Rights As Unsecured Creditors	28
SECTION 5.6	Bailee for Perfection	28
SECTION 5.7	When Discharge of Obligations Deemed to Not Have Occurred	30
SECTION 5.8	Option to Purchase	31

i

ii

SECTION 8.17	Provisions Solely to Define Relative Rights	51
SECTION 8.18	Grantors; Additional Grantors	51

iii

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of May 21, 2007, and entered into by and among Douglas Dynamics, L.L.C., a Delaware limited liability company (“Douglas”), Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance”) and Fisher, LLC, a Delaware limited liability company (“Fisher”, and collectively with Douglas and DD Finance, the “ABL Borrower”), Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), each other Grantor (as hereinafter defined) from time to time party hereto, CREDIT SUISSE, acting through a Cayman Island Branch (“Credit Suisse”), in its capacity as administrative agent under the ABL Loan Documents (as defined below) (together with its successors and assigns from time to time in such capacity (the “ABL Administrative Agent”), JPMorgan Chase Bank, N.A. (“JPMCB”) in its capacity as collateral agent under the ABL Loan Documents (together with its successors and assigns from time to time in such capacity, the “ABL Collateral Agent”), Credit Suisse, in its capacities as administrative agent (together with its successors and assigns from time to time in such capacity the “Term Administrative Agent”) and collateral agent under the Term Loan Documents (as defined below) (together with its successors and assigns from time to time in such capacity, the “Term Collateral Agent”).  Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the ABL Credit Agreement or the Term Credit Agreement, as context requires.

RECITALS

WHEREAS, the ABL Borrower, Holdings, the lenders party thereto, the ABL Administrative Agent and the ABL Collateral Agent have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time in accordance with the terms hereof and thereof, the “ABL Credit Agreement”);

WHEREAS, Douglas (the “Term Borrower”), Holdings, the Subsidiary Guarantors, the lenders party thereto, the Term Collateral Agent and the Term Administrative Agent have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time in accordance with the terms hereof and thereof, the “Term Credit Agreement”);

WHEREAS, the obligations of the ABL Borrower and the other Grantors under the ABL Loan Documents and all ABL Hedging Obligations will be secured by substantially all the property and assets of the ABL Borrower and the other Grantors, respectively, pursuant to the terms of the ABL Security Documents;

WHEREAS, the obligations of the Term Borrower and the other Grantors under the Term Loan Documents will be secured by substantially all the property and assets of the Term Borrower and the other Grantors, respectively, pursuant to the terms of the Term Security Documents;

WHEREAS, the ABL Loan Documents and the Term Loan Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral;

WHEREAS, in order to induce the ABL Collateral Agent and the ABL Creditors to consent to the Grantors incurring the Term Obligations and to induce the ABL Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of the ABL Borrower or any other Grantor, the Term Collateral Agent on behalf of the Term Creditors (and each Term Creditor by its acceptance of the benefits of the Term Security Documents) has agreed to the lien subordination, intercreditor and other provisions set forth in this Agreement;

WHEREAS, in order to induce the Term Collateral Agent and the Term Creditors to consent to the Grantors incurring the ABL Obligations and to induce the Term Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of Douglas or any other Grantor, the ABL Collateral Agent on behalf of the ABL Creditors (and each ABL Creditor by its acceptance of the benefits of the ABL Security Documents) has agreed to the lien subordination, intercreditor and other provisions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1                          Defined Terms.  As used in the Agreement, the following terms shall have the following meanings:

“ABL Administrative Agent” has the meaning set forth in the preamble hereto.

“ABL Banking Services Agreement” shall mean any Banking Services Agreement (as defined in the ABL Credit Agreement) entered into by a Grantor and any ABL Banking Services Provider (or any Person who was an ABL Banking Services Provider as of the date such Banking Services Agreement was entered into).

“ABL Banking Services Provider” shall mean, with respect to any Banking Services Agreement, any counterparty thereto that, at the time such Banking Services Agreement was entered into or as of the date of this Agreement, was an ABL Administrative Agent, ABL Collateral Agent or ABL Lender or an Affiliate of an ABL Administrative Agent, ABL Collateral Agent or ABL Lender.

“ABL Banking Services Obligations” of the Grantors means any and all obligations of the Grantors, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor and the payment of interest and other amounts that would accrue and become due but for the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding) in connection with Banking Services Agreement (as defined in the ABL Credit Agreement).

“ABL Borrower” shall mean collectively, Douglas, DD Finance and Fisher, as borrowers under the ABL Credit Agreement.

“ABL Collateral Agent” has the meaning provided in the Preamble hereto.

“ABL Credit Agreement” has the meaning set forth in the recitals hereto.

“ABL Creditor Post-Petition Financing” has the meaning set forth in Section 6.1(a)(i) hereto.

“ABL Creditors” shall mean, at any relevant time, the holders of ABL Obligations at such time, including, without limitation, the ABL Lenders, the ABL Banking Services Providers, the ABL Hedge Providers, the ABL Collateral Agent, the ABL Administrative Agent and the other agents under the ABL Credit Agreement.

“ABL Documents” shall mean and include the ABL Loan Documents, the ABL Banking Services Agreements, and the ABL Hedge Agreements.

“ABL Guaranty” means the guaranty pursuant to Section VII of the ABL Credit Agreement.

“ABL Hedge Agreement” shall mean any Hedge Agreement (as defined in the ABL Credit Agreement) entered into by a Grantor and any ABL Hedge Provider (or any Person who was an ABL Hedge Provider as of the date such Hedge Agreement was entered into).

“ABL Hedge Provider” shall mean, with respect to any Hedge Agreement, any counterparty thereto that, at the time such Hedge Agreement was entered into or as of the date of this Agreement, was an ABL Administrative Agent, ABL Collateral Agent or ABL Lender or an Affiliate of an ABL Administrative Agent, ABL Collateral Agent or ABL Lender.

“ABL Hedging Obligations” shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon and including the payment of interest and other amounts that would accrue and become due but for the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding) of each Grantor owing to the ABL Hedge Providers, now existing or hereafter incurred under, arising out of or in connection with each ABL Hedge Agreement (including all such obligations and indebtedness under any guarantee to which each Grantor is a party) and (ii) the due performance and compliance by each Grantor with the terms, conditions and agreements of each ABL Hedge Agreement.

“ABL Lenders” shall mean the “Lenders” under, and as defined in, the ABL Credit Agreement; provided that the term “ABL Lender” shall in any event include each letter of credit issuer and each swingline lender under the ABL Credit Agreement.

“ABL Loan Commitments” shall mean the loan commitments under the ABL Credit Agreement.

“ABL Loan Documents” shall mean the ABL Credit Agreement and the Credit Documents (as defined in the ABL Credit Agreement) and each of the other agreements, documents and instruments executed or delivered at any time in connection therewith (including any intercreditor or joinder agreement among holders of ABL Obligations but excluding ABL Hedge Agreements), to the extent such are effective at the relevant time, as each may be amended, supplemented, restated, modified and/or replaced from time to time in accordance with the terms hereof and thereof.

“ABL Mortgages” shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any ABL Obligations or under which rights or remedies with respect to any such Liens are governed.

“ABL Obligations” shall mean (i) all Obligations outstanding under the ABL Credit Agreement and the other ABL Loan Documents, (ii) all ABL Hedging Obligations and (iii) all ABL Banking Services Obligations.  “ABL Obligations” shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant ABL Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by the ABL Collateral Agent, the ABL Administrative Agent and the ABL Creditors after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding and (c) all obligations and liabilities of each Grantor under each ABL Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.  The ABL Obligations shall not include (x) principal of Loans or stated amounts of Letters of Credit in excess of the Maximum ABL Principal Amount as in effect at the time incurred or (y) any amount in clauses (a) through (c) of the preceding sentence incurred in connection with the enforcement of the excess amounts referred to in preceding clause (x).

“ABL Priority Collateral” means all Collateral consisting of the following:

(a) all Accounts;

(b) all Inventory;

(c) all Deposit Accounts and Securities Accounts and all cash, checks and other property held therein or credited thereto (other than identifiable cash proceeds of Term Priority Collateral held therein);

(d) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a) through (c), all General Intangibles, Chattel Paper, Instruments, and Documents, provided that to the extent any of the foregoing also relates to Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (a) through (c) shall be included in the ABL Priority Collateral;

(e) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a) through (d), all Supporting Obligations, provided that to the extent any of the foregoing also relates to Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (a) through (d) shall be included in the ABL Priority Collateral;

(f) all books and records relating to the foregoing; and

(g) all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC.

“ABL Recovery” has the meaning set forth in Section 6.5(a) hereto.

“ABL Required Lenders” shall mean the “Requisite Lenders” under, and as defined in, the ABL Credit Agreement.

“ABL Secured Parties” shall mean, at any time, the ABL Collateral Agent, the ABL Administrative Agent, each ABL Creditor, the beneficiaries of each indemnification obligation undertaken by any Grantor under any ABL Document and each other holder of, or obligee in respect of, any ABL Obligations outstanding at such time.

“ABL Security Documents” shall mean the Collateral Documents (as defined in the ABL Credit Agreement), and any other agreement, document, mortgage or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated, modified and/or replaced from time to time in accordance with the terms hereof and thereof.

“ABL Security Agreement” shall mean the Pledge and Security Agreement, dated as of the date hereof, among the Borrower, the other Grantors from time to time party thereto and the ABL Collateral Agent, as the same may be amended, supplemented, restated, modified and/or replaced from time to time in accordance with the terms hereof and thereof.

“Affiliate” shall mean as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 50% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, or contract.

“Agreement” shall mean this Agreement, as amended, supplemented, restated, modified and/or replaced from time to time in accordance with the terms hereof and thereof.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Court” has the meaning set forth in Section 6.1(a)(ii) hereto.

“Bankruptcy Law” shall mean, collectively, the Bankruptcy Code as now and hereafter in effect, or any successor statute, and any similar federal provincial, state or foreign law for the relief of debtors.

“Borrower” shall mean (a) with respect to each of the ABL Documents, the ABL Borrower, and (b) with respect to the Term Loan Documents, the Term Borrower.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Collateral” shall mean all assets and properties upon which a Lien is granted or purported to be granted to the ABL Collateral Agent or Term Collateral Agent under any of the ABL Security Documents or Term Security Documents.

“Collateral Agent” means, as the context requires, collectively, the ABL Collateral Agent and/or the Term Collateral Agent.

“Comparable ABL Security Document” shall mean, in relation to any ABL Priority Collateral subject to any Lien created under any Term Security Document, that ABL Security Document which creates a Lien on the same ABL Priority Collateral, granted by the same Grantor.

“Comparable Term Security Document” shall mean, in relation to any ABL Priority Collateral subject to any Lien created under any ABL Security Document, that Term Security Document which creates a Lien on the same ABL Priority Collateral, granted by the same Grantor.

“Creditors” shall mean, collectively, the ABL Creditors and the Term Creditors.

“Credit Suisse” has the meaning set forth in the preamble hereto.

“DD Finance” has the meaning set forth in the preamble hereto.

“Discharge of ABL Obligations” shall mean, except to the extent otherwise provided in Section 5.7 (and subject to Section 6.5), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the ABL Documents, (b) payment in full of all other ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest and premium, if any, are paid, (c) expiration, cancellation (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash), cash collateralization or backstopping with a letter of credit reasonably acceptable to the Issuing Lender (in this case, as such term is defined in the ABL Credit Agreement) of all letters of credit issued under the ABL Credit Agreement and cash collateralization of any Grantor’s net obligation under ABL Hedge Agreements (to the extent required thereby with notification by the relevant ABL Hedge Providers to the ABL Collateral Agent) and (d) termination of all other commitments of the ABL Creditors under the ABL Loan Documents.

“Discharge of Term Obligations” shall mean, except to the extent otherwise provided in Section 5.7 (and subject to Section 6.5), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Term Loan Documents, (b) payment in full of all other Term Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest and premium, if any, are paid and (c) termination of all other commitments of the Term Creditors under the Term Loan Documents.

“Documents” shall mean, as the context requires, collectively, the ABL Documents and the Term Loan Documents.

“Douglas” has the meaning set forth in the preamble hereto.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated, whether voting or nonvoting) equity of such Person, including any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest and any and all warrants, rights or options to purchase any of the foregoing.

“Exposure Amount” shall mean, with respect to any ABL Creditor Post-Petition Financing or Term Creditor Post-Petition Financing, the sum of (without duplication) (i) the aggregate principal amount of the commitments thereunder, (ii) any principal amount (for this purpose, including the maximum undrawn amounts of any then outstanding letters of credit and the aggregate amount of unpaid outstanding reimbursement obligations related thereto, and excluding all ABL Hedging Obligations and ABL Banking Services Obligations) outstanding pursuant to the ABL Credit Agreement as of the commencement of the relevant Insolvency or Liquidation Proceeding, and (iii) the aggregate principal amount of Term Obligations as of the commencement of such Insolvency or Liquidation Proceeding.

“Fisher” has the meaning set forth in the preamble hereto.

“Governmental Authority” shall mean any nation or government, any state, provincial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Grantors” shall mean Holdings, the ABL Borrower, the Term Borrower and each of the Subsidiary Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, an ABL Security Document or a Term Security Document.

“Hedge Agreement” shall mean any agreement with respect to any swap, cap, collar, hedge, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a “Hedge Agreement”.

“Holdings” has the meaning set forth in the preamble hereto.

“Indebtedness” shall mean and includes all Obligations that constitute “Indebtedness” within the meaning of the ABL Credit Agreement or the Term Credit Agreement.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law or any other Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization, arrangement or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, arrangement or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Letters of Credit” shall mean “Letters of Credit” under, and as defined in, the ABL Credit Agreement.

“Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

“Loans” shall mean “Loans” under, and as defined in, the ABL Credit Agreement.

“Maximum ABL Principal Amount” shall mean, at any time, (i) $90,000,000, less (ii) the aggregate permanent reductions in the ABL Loan Commitments other than any such reduction, repayment or prepayment made in connection with a Refinancing, less (iii) the aggregate principal amount of Additional Term Loans (as defined in the Term Credit Agreement) made under the Term Credit Agreement, plus (iv) for the avoidance of doubt and without duplication, the aggregate principal amount of any interest that has been capitalized under the ABL Credit Agreement.

“Maximum Exposure Amount” shall mean, with respect to any ABL Creditor Post-Petition Financing or Term Creditor Post-Petition Financing, the sum of (i) the portion of the Maximum ABL Principal Amount outstanding as of the commencement of the relevant Insolvency or Liquidation Proceeding, (ii) the portion of the Maximum Term Principal Amount as of the commencement of such Insolvency or Liquidation Proceeding and (iii) $40,000,000.

“Maximum Term Principal Amount” shall mean, at any time, (i) $115,000,000, less (ii) the aggregate principal amount of permanent repayments or prepayments of indebtedness under the Term Credit Agreement, other than any such reduction, repayment or prepayment made in connection with a Refinancing, less (iii) the aggregate principal amount of Additional Revolving Loan Commitments (as defined in the ABL Credit Agreement) made under the Term Credit Agreement, plus (iv) for the avoidance of doubt and without duplication, the aggregate principal amount of any interest that has been capitalized under the Term Credit Agreement.

“New ABL Agent” has the meaning set forth in Section 5.7(a) hereto.

“New Term Agent” has the meaning set forth in Section 5.7(b) hereto.

“Obligations” shall mean any and all obligations (including guaranty obligations) with respect to the payment and performance of (a) any principal of or interest or premium on any indebtedness, including, without limitation, any reimbursement obligation in respect of any letter of credit, or any other liability, including the payment of interest and other amounts that would accrue and become due but for the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness (including, without limitation, the retaking, holding, selling or otherwise disposing of or realizing on the Collateral), (c) any obligation to post cash collateral in respect of letters of credit or any other obligations, and (d) all performance obligations under the documentation governing any indebtedness.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Refinancing” shall mean,

(a)                                  in respect of any Indebtedness and/or, if any, commitments to extend credit under the ABL Credit Agreement, any refinancing, extension, renewal, defeasance,

restructuring, replacement or refunding of loans and/or, if any, commitments under the ABL Credit Agreement, to the extent the aggregate principal amount of loans and commitments made in connection with such refinancing, extension, renewal, defeasance, restructuring, replacement or refunding does not exceed the Maximum ABL Principal Amount; provided that any such refinancing, extension, renewal, defeasance, restructuring, replacement or refunding (and the Indebtedness resulting therefrom) does not (i) contravene the provisions of this Agreement (and the holders of such refinancing Indebtedness, or an agent on their behalf, have agreed to be bound by the terms hereof), (ii) result in the increase in the “Applicable Margin” or similar component of the interest or the yield on the loans thereunder by more than 1.5% per annum (exclusive, for the avoidance of doubt, of any increases (A) resulting from application of the pricing grid set forth in the ABL Credit Agreement as in effect on the date hereof or (B) resulting from the accrual of interest at the default rate), (iii) provide for dates for payment of principal, interest, premium (if any) or fees which are earlier than such dates under the ABL Credit Agreement, or (iv) convert the ABL Credit Agreement to, or refinance the ABL Credit Agreement with, a term loan credit facility or a revolving credit facility the availability of which is not subject to a borrowing base comprised of accounts receivable and inventory.

(b)                                 in respect of any Indebtedness and/or, if any, commitments to extend credit under the Term Credit Agreement, any refinancing, extension, renewal, defeasance, restructuring, replacement or refunding of loans and/or, if any, commitments under the Term Credit Agreement, to the extent the aggregate principal amount of loans and commitments made in connection with such refinancing, extension, renewal, defeasance, restructuring, replacement or refunding does not exceed the Maximum Term Principal Amount; provided that any such refinancing, extension, renewal, defeasance, restructuring, replacement or refunding (and the Indebtedness resulting therefrom) does not (i) contravene the provisions of this Agreement (and the holders of such refinancing Indebtedness, or an agent on their behalf, have agreed to be bound by the terms hereof), (ii) result in an increase in the “Applicable Margin” or similar component of the interest yield of such refinancing Indebtedness which is more than 3.0% per annum above the “Applicable Margin” or similar component under the Term Credit Agreement as of the date hereof (excluding increases resulting from the accrual of interest at the default rate); and (iii) change (to earlier dates) any dates upon which payments of principal or interest are due thereon.

With respect to clause (a), the Term Administrative Agent shall be provided with written notice by the Borrower that the Obligations arising from the refinancing, extension, renewal, defeasance, restructuring, replacement or refunding referenced in clause (a) are intended to constitute ABL Obligations hereunder (it being understood that the failure of any such notice to be given shall not impair or affect the Term Administrative Agent’s or the Term Creditor’s obligations to the ABL Administrative Agent and the ABL Creditors, the ABL Administrative Agent’s rights hereunder, the enforceability of this Agreement or any liens created or granted hereby or under any ABL Loan Document).  With respect to clause (b), the ABL Administrative Agent shall be provided with written notice that the Obligations arising from the refinancing, extension, renewal, defeasance, restructuring, replacement or refunding referenced in clause (b) are intended to constitute Term Obligations hereunder (it being understood that the failure of any such notice to be given shall not impair or affect the ABL Administrative Agent’s or any ABL Creditor’s obligations to the Term Administrative Agent and the Term Creditors, the Term

Administrative Agent’s rights hereunder, the enforceability of this Agreement or any liens created or granted hereby or under any Term Document).

“Required ABL Creditors” shall mean at all times prior to the occurrence of the Discharge of ABL Obligations, the ABL Required Lenders (or, to the extent required by the ABL Credit Agreement, each of the ABL Lenders).

“Required Term Creditors” shall mean at all times prior to the occurrence of the Discharge of Term Obligations, the Term Required Lenders (or, to the extent required by the Term Credit Agreement, each of the Term Lenders).

“Security Documents” shall mean, collectively, the ABL Security Documents and the Term Security Documents.

“Subsidiary Guarantors” shall mean each Subsidiary of Holdings which enters into a guaranty of any ABL Obligations or Term Obligations.

“Subsidiary” shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Term Administrative Agent” has the meaning set forth in the preamble hereto.

“Term Borrower” has the meaning set forth in the preamble hereto.

“Term Collateral Agent” has the meaning provided in the first paragraph of this Agreement.

“Term Credit Agreement” has the meaning set forth in the recitals hereto.

“Term Creditor Post-Petition Financing” has the meaning set forth in Section 6.1(b)(i) hereto.

“Term Creditors” shall mean, at any relevant time, the holders of Term Obligations at such time, including without limitation the Term Lenders, the Term Collateral Agent, the Term Administrative Agent and any other agents under the Term Credit Agreement.

“Term Lenders” shall mean the “Lenders” under and as defined in the Term Credit Agreement.

“Term Loan Documents” shall mean the Term Credit Agreement and the other Credit Documents (as defined in the Term Credit Agreement) and each of the other agreements, documents and instruments  executed or delivered at any time in connection therewith (including any intercreditor or joinder agreement among holders of Term Obligations), to the extent such are effective at the relevant time, as the same may be amended, supplemented, restated, modified and/or replaced from time to time in accordance with the terms hereof and thereof.

“Term Obligations” shall mean all Obligations outstanding under the Term Credit Agreement and the other Term Loan Documents.  “Term Obligations” shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Term Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding and (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by the Term Collateral Agent, the Term Administrative Agent and the Term Creditors after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding.  The Term Obligations shall not include (x) principal in excess of the Maximum Term Principal Amount or (y) any amount in clauses (a) through (c) of the preceding sentence incurred in connection with the enforcement of the excess amounts referred to in preceding clause (x).

“Term Priority Collateral” shall mean any and all Collateral, other than the ABL Priority Collateral.

“Term Recovery” has the meaning set forth in Section 6.5(b) hereto.

“Term Required Lenders” shall mean the “Requisite Lenders” under, and as defined in, the Term Credit Agreement.

“Term Secured Parties” shall mean, at any time, the Term Collateral Agent, the Term Administrative Agent, each Term Creditor, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Term Document and each other holder of, or obligee in respect of, any Term Obligations outstanding at such time.

“Term Security Documents” shall mean the Collateral Documents (as defined in the Term Credit Agreement), and any other agreement, document, mortgage or instrument pursuant to which a Lien is granted securing any Term Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated, modified and/or replaced from time to time in accordance with the terms hereof and thereof.

“Term Security Agreement” shall mean the Pledge and Security Agreement, dated as of the date hereof, among the Borrower, the other Grantors from time to time party thereto and the Term Collateral Agent, as the same may be amended, supplemented, restated, modified and/or replaced from time to time or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Term Guaranty” shall mean the guaranty pursuant to Section VII of the Term Credit Agreement.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.2                          Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder and (h) underscored references to Sections or clauses shall refer to those portions of this Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

ARTICLE II

PRIORITY OF LIENS; ETC.

SECTION 2.1                          Subordination of Liens; Etc.  (a)  ABL Priority Collateral.  Notwithstanding the date, manner or order of grant, attachment or perfection of (x) any Liens securing the ABL Obligations granted on the ABL Priority Collateral or (y) any Liens securing the Term Obligations granted on the ABL Priority Collateral and notwithstanding any provision of the UCC, any other applicable law, the Term Loan Documents or any other circumstance whatsoever (including any invalidity or non-perfection of any Lien purporting to secure the ABL Obligations, and/or the Term Obligations), the Term Collateral Agent, on behalf of itself and the other Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents) hereby agree that:

(i)                                     any Lien on the ABL Priority Collateral securing any ABL Obligations now or hereafter held by or on behalf of the ABL Collateral Agent or any ABL Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the ABL Priority Collateral securing any of the Term Obligations;

(ii)                                  all Liens on the ABL Priority Collateral securing any ABL Obligations shall be and remain senior in all respects and prior to all Liens on the ABL Priority Collateral securing any Term Obligations, whether or not such Liens securing any ABL Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person;

(iii)                               it is their intent that (x) the ABL Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Term Obligations (and the security therefore) and (y) the Term Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the ABL Obligations (and the security therefor).

(b)                                 Term Priority Collateral.  Notwithstanding the date, manner or order of grant, attachment or perfection of (x) any Liens securing the Term Obligations granted on the Term Priority Collateral or (y) any Liens securing the ABL Obligations granted on the Term Priority Collateral and notwithstanding any provision of the UCC, any other applicable law, the ABL Loan Documents or any other circumstance whatsoever (including any invalidity or non-perfection of any Lien purporting to secure the Term Obligations and/or the ABL Obligations), the ABL Collateral Agent, on behalf of itself and the other ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents) hereby agree that:

(i)                                     any Lien on the Term Priority Collateral securing any Term Obligations now or hereafter held by or on behalf of the Term Collateral Agent or any Term Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Term Priority Collateral securing any of the ABL Obligations;

(ii)                                  all Liens on the Term Priority Collateral securing any Term Obligations shall be and remain senior in all respects and prior to all Liens on the Term Priority Collateral securing any ABL Obligations for all purposes, whether or not such Liens securing any Term Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person;

(iii)                               it is their intent that (x) the Term Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the ABL Obligations (and the security therefor) and (y) the ABL Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Term Obligations (and the security therefor).

Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, for all purposes of this Agreement (x) the ABL Obligations shall be deemed secured by Liens on all ABL Priority Collateral regardless of whether a Lien or security interest has in fact been granted (or purported to be granted) with respect thereto and (y) the Term Obligations shall be deemed secured by Liens on all Term Priority Collateral regardless of whether a Lien or security interest has in fact been granted (or purported to be granted) with respect thereto.

SECTION 2.2                          Prohibition on Contesting Liens.  The Term Collateral Agent, for itself and on behalf of each Term Creditor, and the ABL Collateral Agent, for itself and on behalf of each ABL Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Security Document or any Obligation thereunder, (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted (or purported to be granted) pursuant to the Security Documents with respect to the ABL Obligations or the Term Obligations, or (iii) the relative rights and duties of the holders of the ABL Obligations and the Term Obligations granted and/or established in this Agreement or any other Security Document (to the extent not inconsistent with the terms of this Agreement) with respect to such Liens, mortgages, assignments, and security interests; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Creditor to enforce this Agreement, including the priority of the Liens securing the respective Obligations as provided in Section 2.1.

SECTION 2.3                          No New Liens.  (a)  ABL Obligation — ABL Priority Collateral.  So long as the Discharge of ABL Obligations has not occurred, the parties hereto agree that the Grantors shall not, and shall not permit any of their Subsidiaries to (i) grant or permit any additional Liens, or take any action to perfect any additional Liens, on any ABL Priority Collateral to secure any Term Obligation unless the Grantors and each such Subsidiary has become a Grantor hereunder and/or has also granted a Lien on such ABL Priority Collateral to secure the ABL Obligations in accordance with the relevant priority set forth in this Agreement or (ii) grant or permit any additional Liens, or take any action to perfect any additional Liens, on any ABL Priority Collateral to secure any ABL Obligation unless the Grantors and each such Subsidiary has become a Grantor hereunder and/or has also granted a Lien on such ABL Priority Collateral to secure the Term Obligations in accordance with the relevant priority set forth in this Agreement.  To the extent that the forgoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the ABL Collateral Agent and/or the other ABL Creditors and the Term Collateral Agent and/or the other Term Creditors (in each case by its acceptance of the benefits of the respective Security Documents), each of the ABL Collateral Agent and Term Collateral Agent agrees that any amounts received by or distributed to any of them pursuant to or as a result of any liens granted in contravention of this Section 2.3(a) shall be subject to Section 4.2(a).

(b)                                 Term Obligations — Term Priority Collateral.  So long as the Discharge of Term Obligations has not occurred, the parties hereto agree that the Grantors shall not, and shall not permit any of their Subsidiaries to (i) grant or permit any additional Liens, or take any action to perfect any additional Liens, on any Term Priority Collateral to secure any ABL Obligation unless the Grantors and each such Subsidiary has become a Grantor hereunder and/or has also granted a Lien on such Term Priority Collateral to secure the Term Obligations in accordance with the relevant priority set forth in this Agreement or (ii) grant or permit any additional Liens, or take any action to perfect any additional Liens, on any Term Priority Collateral to secure any Term Obligation unless the Grantors and each such Subsidiary has become a Grantor hereunder and/or has also granted a Lien on such Term Priority Collateral to secure the ABL Obligations in accordance with the relevant priority set forth in this Agreement.  To the extent that the forgoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Term Collateral Agent and/or the other Term Creditors and the ABL Collateral Agent and/or the other ABL Creditors (in each case by its acceptance of the benefits of the respective Security Documents), each of the ABL Collateral Agent and Term Collateral Agent agrees that any amounts received by or distributed to any of them pursuant to or as a result of any liens granted in contravention of this Section 2.3(b) shall be subject to Section 4.2(c).

SECTION 2.4                          Similar Liens and Agreements.  The parties hereto agree that it is their intention that the Collateral under the ABL Loan Documents and the Term Loan be identical.  In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement:

(a)                                  upon request by the ABL Collateral Agent or the Term Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the ABL Priority Collateral and the Term Priority Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the ABL Loan Documents and Term Loan Documents; and

(b)                                 that the ABL Security Agreement and Term Security Agreement shall be substantially in the same forms (except for differences relating to the subordination of the Liens between the ABL Obligations and Term Obligations).

ARTICLE III

ENFORCEMENT

SECTION 3.1                          Exercise of Remedies.  (a)  ABL Priority Collateral — No Contest by Term Creditors.  The provisions of this clause (a) are subject to clause (k) below.  So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor: (i) the Term Collateral Agent and the other Term Creditors will not exercise or seek to exercise any rights or remedies (including, without limitation, setoff) with respect to any ABL Priority Collateral (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any of the Term Collateral Agent or any Term Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including, without limitation, any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the ABL Collateral Agent or any ABL Creditor or any other exercise by the ABL Collateral Agent or any ABL Creditor, of any rights and remedies relating to the ABL Priority Collateral under the ABL Loan Documents or otherwise, or object to the forbearance by the ABL Collateral Agent or the ABL Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the ABL Priority Collateral; and (ii) the ABL Collateral Agent shall have the exclusive right, and the Required ABL Creditors shall have the exclusive right to instruct the ABL Collateral Agent, to enforce rights, exercise remedies (including, without limitation, set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of any of the Term Collateral Agent or any Term Creditor, all as though the Term Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any Grantor, the Term Collateral Agent and, if applicable, each other Term Creditor may file a claim or statement of interest with respect to the Term Obligations, (B) the Term Collateral Agent may take any action (not adverse to the prior Liens on the ABL Priority Collateral securing the ABL Obligations, or the rights of the ABL Collateral Agent or the ABL Creditors to exercise remedies in respect thereof) in order to preserve or protect their respective Liens on the ABL Priority Collateral in accordance with the terms of this Agreement and (C) the Term Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Term Creditors.  In exercising rights and remedies with respect to the ABL Priority Collateral, the ABL Collateral Agent and the ABL Creditors may enforce the provisions of the ABL Loan Documents and exercise rights and remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                 Term Priority Collateral — No Contest by ABL Creditors.  The provisions of this clause (b) are subject to clause (n) below.  So long as the Discharge of Term Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor: (i) the ABL Collateral Agent and the other ABL Creditors will not exercise or seek to exercise any rights or remedies (including, without limitation, setoff) with respect to any Term Priority Collateral (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any of  the ABL Collateral Agent or any ABL Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including, without limitation, any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the Term Collateral Agent or any Term Creditor or any other exercise by the Term Collateral Agent or any Term Creditor, of any rights and remedies relating to the Term Priority Collateral under the Term Loan Documents or otherwise, or object to the forbearance by the Term Collateral Agent or the Term Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the

Term Priority Collateral; and (ii) the Term Collateral Agent shall have the exclusive right, and the Required Term Creditors shall have the exclusive right to instruct the Term Collateral Agent, to enforce rights, exercise remedies (including, without limitation, set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Term Priority Collateral without any consultation with or the consent of any of the ABL Collateral Agent or any ABL Creditor, all as though the ABL Obligations did not exist; provided, that in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, (A) the ABL Collateral Agent and, if applicable, each other ABL Creditor may file a claim or statement of interest with respect to the ABL Obligations, (B) the ABL Collateral Agent may take any action (not adverse to the prior Liens on the Term Priority Collateral securing the Term Obligations, or the rights of the Term Collateral Agent or the Term Creditors to exercise remedies in respect thereof) in order to preserve or protect their respective Liens on the Term Priority Collateral in accordance with the terms of this Agreement and (C) the ABL Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the ABL Creditors, including any claim secured by the Term Priority Collateral, if any, in each case in accordance with the terms of this Agreement.  In exercising rights and remedies with respect to the Term Priority Collateral, the Term Collateral Agent and the Term Creditors may enforce the provisions of the Term Loan Documents and exercise rights and remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Term Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)                                  [RESERVED]

(d)                                 [RESERVED]

(e)                                  Receipt of ABL Priority Collateral by Term Creditors.  The Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents) agree that it will not take or receive any ABL Priority Collateral or any proceeds of ABL Priority Collateral in connection with the exercise of any right or remedy (including, without limitation; setoff) with respect to any ABL Priority Collateral, unless and until the Discharge of ABL Obligations has occurred.  Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, the sole right of the Term Collateral Agent and the Term Creditors with respect to the ABL Priority Collateral is to hold a Lien on the ABL Priority Collateral pursuant to the Term Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the ABL Obligations has occurred in accordance with the terms of Article IV hereof, the Term Loan Documents and applicable law.

(f)                                    Receipt of Term Priority Collateral by ABL Creditors.  The ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents) agree that it will not take or receive any

Term Priority Collateral or any proceeds of Term Priority Collateral in connection with the exercise of any right or remedy (including, without limitation, setoff) with respect to any Term Priority Collateral, unless and until the Discharge of Term Obligations has occurred.  Without limiting the generality of the foregoing, unless and until the Discharge of Term Obligations has occurred, the sole right of the ABL Collateral Agent and the ABL Creditors with respect to the Term Priority Collateral is to hold a Lien on the Term Priority Collateral pursuant to the ABL Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Term Obligations has occurred in accordance with the terms of Article IV hereof, the ABL Loan Documents and applicable law.

(g)                                 ABL Priority Collateral — Term Creditor Waiver.  (i)  The Term Collateral Agent, for itself and on behalf of the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), with respect to the ABL Priority Collateral, (x) agrees that the Term Collateral Agent and the other Term Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the ABL Loan Documents, including any collection, sale, lease, exchange, transfer or other disposition of the ABL Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or ABL Security Document or subordinate the priority of the ABL Obligations to the Term Obligations or grant the Liens securing the Term Obligations equal ranking to the Liens securing the ABL Obligations and (y) hereby waives any and all rights it or the Term Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the ABL Collateral Agent or the ABL Creditors seek to enforce or collect the ABL Obligations or the Liens granted in any of the ABL Priority Collateral, regardless of whether any action or failure to act by or on behalf of the ABL Collateral Agent or ABL Creditors is adverse to the interests of the Term Creditors.

(ii)                                  The Term Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Term Security Documents or any other Term Loan Document shall be deemed to restrict in any way the rights and remedies of the ABL Collateral Agent or the ABL Creditors with respect to the ABL Priority Collateral as set forth in this Agreement.

(h)                                 Term Priority Collateral — ABL Creditor Waiver.  (i)  The ABL Collateral Agent, for itself and on behalf of the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), with respect to the Term Priority Collateral, (x) agrees that the ABL Collateral Agent and the other ABL Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the Term Loan Documents, including any collection, sale, lease, exchange, transfer or other disposition of the Term Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Term Security Document or subordinate the priority of the Term Obligations to the ABL Obligations or grant the Liens securing the ABL Obligations equal ranking to the Liens securing the Term Obligations and (y) hereby waives any and all rights it or the ABL Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the Term Collateral Agent or the Term Creditors seek to enforce or collect the Term Obligations or the Liens granted in any of the Term Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Term Collateral Agent or Term Creditors is adverse to the interests of the ABL Creditors.

(ii)                                  The ABL Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the ABL Security Documents or any other ABL Loan Document shall be deemed to restrict in any way the rights and remedies of the Term Collateral Agent or the Term Creditors with respect to the Term Priority Collateral as set forth in this Agreement.

(i)                                     [RESERVED]

(j)                                     [RESERVED]

(k)                                  ABL Priority Collateral — Term Creditor Rights.  Notwithstanding anything to the contrary in Section 3.1(a) through (h), with respect to the ABL Priority Collateral, at any time while a payment default exists with respect to the Term Obligations following the final maturity of the Term Obligations, or the acceleration by the relevant Term Creditors of the maturity of all then outstanding Term Obligations, and in either case so long as 120 days have elapsed after notice thereof (and requesting that enforcement action be taken with respect to the ABL Priority Collateral) has been received by the ABL Collateral Agent and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded), the Term Collateral Agent, for itself and on behalf of the Term Creditors, and the other Term Creditors may, but only if the ABL Collateral Agent or the ABL Creditors are not pursuing enforcement proceedings with respect to the ABL Priority Collateral in a commercially reasonable manner (with any determination of which ABL Priority Collateral to proceed against, and in what order, to be made by the ABL Collateral Agent or such ABL Creditors in their reasonable judgment), enforce the Liens on ABL Priority Collateral granted pursuant to the Term Security Documents, provided that (x) any ABL Priority Collateral or any proceeds of ABL Priority Collateral received by the Term Collateral Agent or such other Term Creditor, as the case may be, in connection with the enforcement of such Lien (net of reasonable costs actually incurred in connection with such enforcement) shall be applied in accordance with the following Article IV hereof and (y) the ABL Collateral Agent or any other ABL Creditors may at any time take over such enforcement proceedings, provided that the ABL Collateral Agent or such ABL Creditors, as the case may be, pursues enforcement proceedings in respect of the ABL Priority Collateral in a commercially reasonably manner, with any determination of which ABL Priority Collateral to proceed against, and in what order, to be made by the ABL Collateral Agent or such ABL Creditors in their reasonable judgment, and provided, further that the Term Collateral Agent or Term Creditors, as the case may be, shall only be able to recoup (from amounts realized by the ABL Collateral Agent or any ABL Creditor(s) in any enforcement proceeding with respect to the ABL Priority Collateral (whether initiated by the ABL Collateral Agent or ABL Creditor(s) or taken over by them as contemplated above) any expenses incurred by them in accordance with the priorities set forth in following Article IV.

(l)                                     [RESERVED]

(m)                               [RESERVED]

(n)                                 Term Priority Collateral — ABL Creditor Rights.  Notwithstanding anything to the contrary in Section 3.1(a) through (h) with respect to the Term Priority Collateral, at any time while a payment default exists with respect to the ABL Obligations following the final maturity of the ABL Obligations, or the acceleration by the relevant ABL Creditors of the maturity of all then outstanding ABL Obligations, and in either case so long as 120 days have elapsed after notice thereof (and requesting that enforcement action be taken with respect to the Term Priority Collateral) has been received by the Term Collateral Agent and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded), the ABL Collateral Agent, for itself and on behalf of the ABL Creditors, and the other ABL Creditors may, but only if the Term Collateral Agent or the Term Creditors are not pursuing enforcement preceding with respect to the Term Priority Collateral in a commercially reasonable manner (with any determination of which Term Priority Collateral to proceed against, and in what order, to be made by the Term Collateral Agent or such Term Creditors in their reasonable judgment), enforce the Liens on Term Priority Collateral granted pursuant to the ABL Security Documents, provided that (x) any Term Priority Collateral or any proceeds of Term Priority Collateral received by the ABL Collateral Agent or such other ABL Creditor, as the case may be, in connection with the enforcement of such Lien (net of reasonable costs actually incurred in connection with such enforcement) shall be applied in accordance with the following Article IV hereof and (y) the Term Collateral Agent or any other Term Creditors or may at any time take over such enforcement proceedings, provided that the Term Collateral Agent or such Term Creditors, as the case may be, pursues enforcement proceedings in respect of the Term Priority Collateral in a commercially reasonably manner, with any determination of which Term Priority Collateral to proceed against, and in what order, to be made by the Term Collateral Agent or such Term Creditors in their reasonable judgment, and provided, further that the ABL Collateral Agent or ABL Creditors, as the case may be, shall only be able to recoup (from amounts realized by the Term Collateral Agent or any Term Creditor(s)) in any enforcement proceeding with respect to the collateral (whether initiated by the Term Collateral Agent or Term Creditor(s), or taken over by them as contemplated above) any expenses incurred by them in accordance with the priorities set forth in following Article IV.

ARTICLE IV

PAYMENTS

SECTION 4.1                          Application of Proceeds.  (a)  ABL Priority Collateral.  So long as the Discharge of ABL Obligations has not occurred, any proceeds of any ABL Priority Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all other proceeds received by any Creditor as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any ABL Priority Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Collateral (or proceeds thereof) to the payment thereof or any distribution of ABL Priority Collateral (or proceeds thereof) upon the liquidation or dissolution of any Grantor, shall be applied by the ABL Collateral Agent (or paid over to the ABL Collateral Agent and applied by it) to the ABL Obligations in such order as specified in the relevant ABL Loan Document.  Upon the Discharge of the ABL Obligations and so long as Discharge of Term Obligations has not occurred, the ABL Collateral Agent shall deliver to the Term Collateral Agent any proceeds of ABL Priority Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

(b)                                 Term Priority Collateral.  So long as the Discharge of Term Obligations has not occurred, any proceeds of any Term Priority Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all other proceeds received by any Creditor as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Term Priority Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Term Priority Collateral (or proceeds thereof) to the payment thereof or any distribution of Term Priority Collateral (or proceeds thereof) upon the liquidation or dissolution of any Grantor, shall be applied by the Term Collateral Agent (or paid over to the Term Collateral Agent and applied by it) to the Term Obligations in such order as specified in the relevant Term Loan Document.  Upon the Discharge of the Term Obligations and so long as the Discharge of ABL Obligations has not occurred, the Term Collateral Agent shall deliver to the ABL Collateral Agent any proceeds of Term Priority Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

SECTION 4.2                          Payments Over.  (a)  ABL Priority Collateral.  Until such time as the Discharge of ABL Obligations has occurred, any ABL Priority Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3(a)) (or any distribution in respect of the ABL Priority Collateral, whether or not expressly characterized as such) received by any of the Term Collateral Agent or any Term Creditors in connection with the exercise of any right or remedy (including set-off) relating to the ABL Priority Collateral or otherwise shall be segregated and held in trust and forthwith paid over to the ABL Collateral Agent for the benefit of the ABL Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The ABL Collateral Agent is hereby authorized to make any such endorsements as agent for any of the Term Collateral Agent or any such Term Creditors.  This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(b)                                 [RESERVED]

(c)                                  Term Priority Collateral.  Until such time as the Discharge of Term Obligations has occurred, any Term Priority Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3(b)) (or any distribution in respect of the Term Priority Collateral, whether or not expressly characterized as such) received by the ABL Collateral Agent or any ABL Creditors in connection with the exercise of any right or remedy (including set-off) relating to the Term Priority Collateral or otherwise shall be segregated and held in trust and forthwith paid over to the Term Collateral Agent for the benefit of the Term Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Term Collateral Agent is hereby authorized to make any such endorsements as agent for the ABL Collateral Agent or any such ABL Creditors.  This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(d)                                 [RESERVED]

ARTICLE V

OTHER AGREEMENTS

SECTION 5.1                          Releases.

(a)                                  ABL Priority Collateral.  If, in connection with:

(i)                                     the exercise of the ABL Collateral Agent’s remedies in respect of the ABL Priority Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such ABL Priority Collateral; or

(ii)                                  any sale, lease, exchange, transfer or other disposition of any ABL Priority Collateral permitted under the terms of the ABL Loan Documents and Term Loan Documents (in each case, as in effect on the date hereof and whether or not an “event of default” under any of such documents has occurred and is continuing), there occurs the release by the ABL Collateral Agent, acting on its own or at the direction of the Required ABL Creditors, of any of its Liens on any part of the ABL Priority Collateral, or of any Grantor from its obligations under its guaranty of the ABL Obligations, then the Liens, if any, of the Term Collateral Agent, for itself and for the benefit of the Term Creditors and of any other Term Creditor, on such ABL Priority Collateral, and the obligations of such Grantor under its guaranties (if any) of the Term Obligations, shall be automatically, unconditionally and simultaneously released, and the Term Collateral Agent, for itself and on behalf of any such Term Creditors, promptly shall execute and deliver to the ABL Collateral Agent or such Grantor such termination statements, releases and other documents as the ABL Collateral Agent or such Grantor may request to effectively confirm such release; provided, however that if an “event of default” then exists under the Term Credit Agreement and the Discharge of ABL Obligations occurs concurrently with the effectiveness of any such release, the Term Collateral Agent shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the ABL Obligations for application in accordance with the provisions of Section 4 hereof.

(b)                                 [RESERVED]

(c)                                  [RESERVED]

(d)                                 Term Priority Collateral.  If, in connection with:

(i)                                     the exercise of the Term Collateral Agent’s remedies in respect of the Term Priority Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Term Priority Collateral; or

(ii)                                  any sale, lease, exchange, transfer or other disposition of any Term Priority Collateral permitted under the terms of the Term Loan Documents and ABL Loan Documents (in each case, as in effect on the Closing Date and whether or not an “event of default” under any of such documents has occurred and is continuing);

there occurs the release by the Term Collateral Agent, acting on its own or at the direction of the Required Term Creditors, of any of its Liens on any part of the Term Priority Collateral, or of any Grantor from its obligations under its guaranty of the Term Obligations, then the Liens, if any, of the ABL Collateral Agent, for itself and for the benefit of the ABL Creditors, and of any other ABL Creditor, on such Collateral, and the obligations of such Grantor under its guaranties (if any) of the ABL Obligations, shall be automatically, unconditionally and simultaneously released, and the ABL Collateral Agent, for itself and on behalf of any such ABL Creditors, promptly shall execute and deliver to the Term Collateral Agent or such Grantor such termination statements, releases and other documents as the Term Collateral Agent or such Grantor may request to effectively confirm such release; provided, however that if an “event of default” then exists under the ABL Credit Agreement and the Discharge of Term Obligations occurs concurrently with the effectiveness of any such release, the ABL Collateral Agent shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the Term Obligations for application in accordance with the provisions of Section 4 hereof.

(e)                                  [RESERVED]

(f)                                    [RESERVED]

SECTION 5.2                          Insurance - ABL Priority Collateral.  (a)  Unless and until the Discharge of ABL Obligations has occurred, the ABL Collateral Agent (acting at the direction of the Required ABL Creditors) shall have the sole and exclusive right, as between the ABL Collateral Agent and the Term Collateral Agent, to adjust settlement under any insurance policy covering the ABL Priority Collateral in the event of any loss thereunder to the extent relating to the ABL Priority Collateral and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) to the extent relating to the ABL Priority Collateral.  Unless and until the Discharge of ABL Obligations has occurred, and subject to the rights of the Grantors under the ABL Security Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the ABL Priority Collateral shall be paid to the ABL Collateral Agent for the benefit of the ABL Creditors pursuant to the terms of the ABL Loan Documents (including, without limitation, for purposes of cash collateralization of ABL Obligations consisting of commitments, letters of credit and ABL Hedge Agreements (to the extent required thereby with notification by the relevant ABL Hedge Provider to the ABL Collateral Agent)) and, after the Discharge of ABL Obligations has occurred, to the Term Collateral Agent for the benefit of the Term Creditors to the extent required under the Term Security Documents, and then, to the extent no Term Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If either the Term Collateral Agent or any Term Creditors shall, at any time prior to the Discharge of ABL Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the ABL Collateral Agent.

(b)                                 Term Priority Collateral.  Unless and until the Discharge of Term Obligations has occurred, the Term Collateral Agent (acting at the direction of the Required Term Creditors) shall have the sole and exclusive right, as between the Term Collateral Agent and the ABL Collateral Agent, to adjust settlement under any insurance policy covering the

Term Priority Collateral in the event of any loss thereunder to the extent relating to the ABL Priority Collateral and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) to the extent relating to the Term Priority Collateral.  Unless and until the Discharge of Term Obligations has occurred, and subject to the rights of the Grantors under the Term Security Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Term Priority Collateral shall be paid to the Term Collateral Agent for the benefit of the Term Creditors pursuant to the terms of the Term Loan Documents (including, without limitation, for purposes of cash collateralization of Term Obligations consisting of commitments and letters of credit) and, after the Discharge of Term Obligations has occurred, to the ABL Collateral Agent for the benefit of the ABL Creditors to the extent required under the ABL Security Documents and then, to the extent no ABL Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If either the ABL Collateral Agent or any ABL Creditors shall, at any time prior to the Discharge of Term Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the Term Collateral Agent.

SECTION 5.3                          Amendments to Credit Documents.

(a)                                  Amendments to ABL Loan Documents.  Without the prior written consent the Required Term Lenders), no ABL Loan Document may be amended, supplemented or otherwise modified to the extent such amendment, supplement or modification would (i) increase the then outstanding aggregate principal amount of the loans, letters of credit and reimbursement obligations under the ABL Credit Agreement plus, if any, any undrawn portion of any commitment under the ABL Credit Agreement in excess of the Maximum ABL Principal Amount, (ii) contravene the provisions of this Agreement, (iii) increase the “Applicable Margin” or similar component of the interest or the yield on the loans thereunder by more than 1.5% per annum (exclusive, for the avoidance of doubt, of any (A) increases resulting from application of the pricing grid set forth in the ABL Credit Agreement as of the date hereof or (B) increases of up to 2.0% resulting from the accrual of interest at the default rate), (iv) provide for scheduled dates for payment of principal, interest, premium (if any) or fees which are earlier than such dates under the ABL Credit Agreement, or (v) convert the ABL Credit Agreement to, or refinance the ABL Credit Agreement with, a term loan credit facility or a revolving credit facility the availability of which is not subject to a borrowing base comprised of accounts receivable and inventory.

(b)                                 Amendments to Term Loan Documents.  Without the prior written consent of the Required ABL Lenders), no Term Loan Document may be amended, supplemented or otherwise modified to the extent such amendment, supplement or modification would (i) contravene the provisions of this Agreement, (ii) increase the then outstanding aggregate principal amount of the loans under the Term Credit Agreement in excess of the Maximum Term Principal Amount, (iii) increase the “Applicable Margin” or similar component of the interest yield of the loans thereunder by more than 3.0% per annum from the “Applicable Margin” or similar component under the Term Credit Agreement as in effect as of the date hereof (exclusive, for the avoidance of doubt, of (A) increases resulting from application of the pricing grid set forth in the Term Credit Agreement as of the date hereof or (B) increases of up to 2.0% resulting from the accrual of interest at the default rate) or (iv) provide for scheduled dates for payment of principal, interest, premiums (if any) or fees which are earlier than such dates under the Term Credit Agreement.

SECTION 5.4                          Amendments to Security Documents.  (a)  Amendments to Security Documents.

(i)                                     Without the prior written consent of the ABL Collateral Agent (acting at the direction of the Required ABL Creditors), no Term Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Term Security Document, would contravene the provisions of this Agreement or any ABL Loan Document.

(ii)                                  Without the prior written consent of the Term Collateral Agent (acting at the direction of the Required Term Creditors), no ABL Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new ABL Security Document, would contravene the provisions of this Agreement.

(iii)                               [RESERVED]

(iv)                              Each Grantor and each ABL Creditor agrees that each ABL Security Document shall include the following language (or language of similar impact):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the ABL Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the ABL Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of May 21, 2007 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the- terms thereof, the “Intercreditor Agreement”), by and among Douglas Dynamics Company, L.L.C., Douglas Dynamics Holdings, Inc., Douglas Dynamics Finance Company and Fischer, LLC, the grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as ABL Collateral Agent, and Credit Suisse, Cayman Island Branch, as Term Collateral Agent, and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Borrower agrees that each ABL Mortgage covering any Term Priority Collateral shall contain such other language as the Term Collateral Agent may reasonably request to reflect the subordination of such ABL Mortgage to the Term Security Document covering such Collateral.

(v)                                 Each Grantor and each Term Creditor agrees that each Term Security Document shall include the following language (or language of similar impact):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Term Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Term Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of May 21, 2007 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the- terms thereof, the “Intercreditor Agreement”), by and among Douglas Dynamics Company, L.L.C., Douglas Dynamics Holdings, Inc., Douglas Dynamics Finance Company and Fischer, LLC, the grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as ABL Collateral Agent, and Credit Suisse, Cayman Island Branch, as Term Collateral Agent, and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

(b)                                 Amendment to ABL Priority Collateral Security Documents.  With respect to the ABL Priority Collateral, in the event that, at any time prior to the Discharge of ABL Obligations, the ABL Collateral Agent or the ABL Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the ABL Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Security Document or changing in any manner the rights of the ABL Collateral Agent, the ABL Creditors, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Term Security Document without the consent of the Term Collateral Agent or the Term Creditors and without any action by the Term Collateral Agent, the Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Term Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the Term Collateral Agent without its consent, or (iii) permitting other liens on the ABL Priority Collateral not permitted under the terms of the Term Loan Documents or Article VI hereof and (B) notice of such amendment, waiver or consent shall have been given to the Term Collateral Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent or impair or affect the Term Collateral Agent’s or any Term Creditor’s obligations to the ABL Collateral Agent and the ABL Lien Creditors).

(c)                                  Amendment to Term Priority Collateral Security Documents.  With respect to the Term Priority Collateral, in the event that, at any time prior to the Discharge of Term Obligations, the Term Collateral Agent or the Term Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the Term Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Security Document or changing in any manner the rights of the Term Collateral Agent, the Term Creditors, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable ABL Security Document without the consent of the ABL Collateral Agent or the ABL Creditors and without any action by the ABL Collateral Agent, the Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the ABL Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the ABL Collateral Agent without its consent, or (iii) permitting other liens on the Term Priority Collateral not permitted under the terms of the ABL Loan Documents, or Article VI hereof and (B) notice of such amendment, waiver or consent shall have been given to the ABL Collateral Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent or impair or affect the ABL Collateral Agent’s or any ABL Creditor’s obligations to the Term Collateral Agent and the Term Creditors).

SECTION 5.5                          Rights As Unsecured Creditors.  Except as otherwise set forth in this Agreement, the ABL Collateral Agent, the ABL Creditors, the Term Collateral Agent and the Term Creditors may exercise rights and remedies as unsecured creditors against Holdings, Borrower or any Grantor that has guaranteed (x) the ABL Obligations in accordance with the terms of the ABL Loan Documents and applicable law and/or (y) the Term Obligations in accordance with the terms of the Term Loan Documents and applicable law.  Except as otherwise set forth in this Agreement nothing in this Agreement shall prohibit the receipt by (x) the ABL Collateral Agent or any ABL Creditors of the required payments of interest and principal on the ABL Obligations or (y) the Term Collateral Agent or any Term Creditors of the required payments of interest and principal on the Term Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Collateral Agent or any ABL Lien Creditor or the Term Collateral Agent or any Term Creditor of rights or remedies as a secured creditor (including set-off) or enforcement of any Lien held by any of them.  In the event the Term Collateral Agent or any Term Creditor becomes a judgment lien creditor in respect of ABL Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing ABL Obligations on the same basis as the other Liens securing the Term Obligations are so subordinated to the ABL Obligations under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the ABL Collateral Agent or the ABL Creditors may have with respect to the ABL Priority Collateral.  In the event the ABL Collateral Agent or any ABL Creditor becomes a judgment lien creditor in respect of Term Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Term Obligations on the same basis as the other Liens securing the ABL Obligations, as the case may be, are so subordinated to the Term Obligations under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Term Collateral Agent or the Term Creditors may have with respect to the Term Priority Collateral.

SECTION 5.6                          Bailee for Perfection.  (a)  ABL Priority Collateral—Perfection of Security Interest.  The ABL Collateral Agent agrees to acquire and acknowledges it holds any ABL Priority Collateral actually in its possession or control (or in the possession or control of its agents or bailees) on behalf of itself and the Term Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted under the ABL Loan Documents and the Term Loan Documents, subject to the terms and conditions of this Section 5.6.

(b)                                 ABL Priority Collateral — Exclusive Treatment.  Until the Discharge of ABL Obligations has occurred, the ABL Collateral Agent shall be entitled to deal with the ABL Priority Collateral in accordance with the terms of the ABL Loan Documents as if the Liens of the Term Collateral Agent under the Term Security Documents did not exist.  The rights of the Term Collateral Agent shall at all times be subject to the terms of this Agreement and, with respect to the ABL Priority Collateral, to the ABL Collateral Agent’s rights under the ABL Loan Documents.

(c)                                  ABL Priority Collateral — Obligations of Collateral Agents.  (i)  The ABL Collateral Agent shall have no obligation whatsoever to the ABL Creditors, the Term Collateral Agent or any Term Creditor to assure that the ABL Priority Collateral is genuine or owned by any of the Grantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.6.  The duties or responsibilities of the ABL Collateral Agent under this Section 5.6 shall be limited solely to holding any ABL Priority Collateral actually in its possession or control as bailee in accordance with this Section 5.6.

(ii)                                  After the Discharge of ABL Obligations has occurred, the Term Collateral Agent shall have no obligations whatsoever to the Term Creditors to assure that the ABL Priority Collateral is genuine or owned by any of the Grantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.6.  The duties or responsibilities of the Term Collateral Agent under this Section 5.6 shall be limited solely to holding any ABL Priority Collateral actually in its possession or control as bailee in accordance with this Section 5.6.

(d)                                 ABL Priority Collateral — Delivery of Remaining ABL Priority Collateral.  Upon the Discharge of ABL Obligations, the ABL Collateral Agent shall deliver the remaining ABL Priority Collateral (if any) (or proceeds thereof) in its possession, together with any necessary endorsements, (i) to the Term Collateral Agent, unless the Discharge of Term Obligations has occurred and (ii) if preceding clause (i) does not apply, to the relevant Grantor (in each case, so as to allow such Person to obtain control of such ABL Priority Collateral).  The ABL Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person’s obtaining a first-priority interest in the ABL Priority Collateral or as a court of competent jurisdiction may otherwise direct.

(e)                                  Term Priority Collateral — Perfection of Security Interest.  The Term Collateral Agent agrees to acquire and acknowledges it holds any Term Priority Collateral actually in its possession or control (or in the possession or control of its agents or bailees) on behalf of itself and any assignee and the ABL Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted under the Term Loan Documents and the ABL Loan Documents, subject to the terms and conditions of this Section 5.6.

(f)                                    Term Priority Collateral — Exclusive Treatment.  Until the Discharge of Term Obligations has occurred, the Term Collateral Agent shall be entitled to deal with the Term Priority Collateral in accordance with the terms of the Term Loan Documents as if the Liens of the ABL Collateral Agent under the ABL Security Documents did not exist.  The rights of the ABL Collateral Agent shall at all times be subject to the terms of this Agreement and, with respect to the Term Priority Collateral, to the Term Collateral Agent’s rights under the Term Loan Documents.

(g)                                 Term Priority Collateral—Obligations of Collateral Agents.  (i)  The Term Collateral Agent shall have no obligation whatsoever to the Term Creditors, the ABL Collateral Agent or any ABL Creditor to assure that the Term Priority Collateral is genuine or owned by any of the Grantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.6.  The duties or responsibilities of the Term Collateral Agent under this Section 5.6 shall be limited solely to holding any Pledged Collateral and Term Priority Collateral actually in its possession or control as bailee in accordance with this Section 5.6.

(ii)                                  After the Discharge of Term Obligations, the ABL Collateral Agent shall have no obligations whatsoever to the ABL Creditors to assure that the Term Priority Collateral is genuine or owned by any of the Grantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.6.  The duties or responsibilities of the ABL Collateral Agent under this Section 5.6 shall be limited solely to holding any Term Priority Collateral actually in its possession or control as bailee in accordance with this Section 5.6.

(h)                                 Term Priority Collateral — Delivery of Remaining Collateral.  Upon the Discharge of Term Obligations, the Term Collateral Agent shall deliver the remaining Term Priority Collateral (if any) (or proceeds thereof) in its possession, together with any necessary endorsements, (i) to the ABL Collateral Agent, unless the Discharge of ABL Obligations has occurred and (ii) if preceding clause (i) does not apply, to the relevant Grantor (in each case, so as to allow such Person to obtain control of such Term Priority Collateral).  The Term Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person’s obtaining a first-priority interest in the Term Priority Collateral or as a court of competent jurisdiction may otherwise direct.

(i)                                     No Fiduciary Relationships.  No Collateral Agent acting pursuant to this Section 5.6 shall have by reason of the ABL Security Documents, the Term Security Documents, this Agreement or any other document a fiduciary relationship in respect of any other Collateral Agent, any ABL Creditor or any Term Creditor.

SECTION 5.7                          When Discharge of Obligations Deemed to Not Have Occurred.  (a)  ABL Priority Collateral.  If the Borrower enters into any Refinancing of any ABL Loan Document evidencing an ABL Obligation, then any Discharge of ABL Obligations effected thereby shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing ABL Loan Document shall automatically be treated as ABL Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of the ABL Priority Collateral and the Term Priority Collateral set forth herein, and the collateral agent under such ABL Loan Documents shall be the ABL Collateral Agent for all purposes of this Agreement.  Upon receipt of a notice stating that the Borrower has entered into a new ABL Loan Document (which notice shall include the identity of the new agent, such agent, the “New ABL Agent”), the Term Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New ABL Agent may reasonably request in order to provide to the New ABL Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.  In addition, a Discharge of ABL Obligations shall be deemed not to have occurred in the circumstances described in Section 6.5.

(b)                                 Term Priority Collateral.  If the Borrower enters into any Refinancing of any Term Loan Document evidencing a Term Obligation, then any Discharge of Term

Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing Term Loan Document shall automatically be treated as Term Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of the ABL Priority Collateral and the Term Priority Collateral set forth herein, and the collateral agent under such Term Loan Documents shall be the Term Collateral Agent for all purposes of this Agreement.  Upon receipt of a notice stating that the Borrower has entered into a new Term Loan Document in accordance with the foregoing requirements (which notice shall include the identity of the new agent, such agent, the “New Term Agent”), the ABL Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Term Agent may reasonably request in order to provide to the New Term Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.  In addition, a Discharge of Term Obligations shall be deemed not to have occurred in the circumstances described in Section 6.5.

SECTION 5.8                          Option to Purchase.  (a)  Option to Purchase of Term Creditors.  If all of the ABL Obligations shall have been accelerated or following the non-payment of the ABL Obligations after the Revolving Termination Date (as such term is defined in the ABL Credit Agreement), the Term Creditors shall have the option at any time upon at least five (5) Business Days’ prior written notice by the Term Administrative Agent to the ABL Administrative Agent (with copies to the Borrower) to purchase all, and not less than all, of the ABL Obligations from the ABL Administrative Agent and the ABL Creditors.  Such notice from the Term Administrative Agent to the ABL Administrative Agent shall be irrevocable.

(b)                                 Option to Purchase of Term Creditors — Sale Without Consent.  On the date specified by the Term Administrative Agent in the notice described in Section 5.8(a) (which shall not be less than five (5) Business Days, nor more than ten (10) Business Days, after the receipt by the ABL Administrative Agent of the notice from the Term Administrative Agent of the election by the Term Creditors to exercise such option), the ABL Administrative Agent and the ABL Creditors shall sell to the Term Creditors exercising such option, and such Term Creditors shall purchase from the ABL Administrative Agent and the ABL Creditors, the ABL Obligations without the prior written consent of the Borrower or any other Grantor.

(c)                                  Option to Purchase of Term Creditors — Procedure.  Upon the date of such purchase and sale, the Term Creditors that have exercised such option shall, pursuant to documentation in form and substance reasonably satisfactory to the ABL Administrative Agent, (i) pay to the ABL Creditors as the purchase price therefor the full amount of all the ABL Obligations then outstanding and unpaid (including principal, reimbursement obligations in respect of, if any, letters of credit, the credit exposure of the ABL Creditors under ABL Hedge Agreements, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses) at par, (ii) cash collateralize any letters of credit outstanding under the ABL Credit Agreement in an amount reasonably satisfactory to the ABL Agent but in no event greater than 103% of the aggregate undrawn face amount thereof, and (iii) agree to reimburse the ABL Administrative Agent and the ABL Creditors for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the ABL Obligations, and/or as to which the ABL

Administrative Agent or any ABL Creditor has not yet received final payment.  Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the ABL Administrative Agent for the ratable account of the ABL Administrative Agent and the ABL Creditors in New York, New York, as the ABL Administrative Agent may designate in writing to the Term Administrative Agent for such purpose.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Term Creditors that have exercised such option to the bank account designated by the ABL Administrative Agent are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by such Term Creditors to the bank account designated by the ABL Administrative Agent are received in such bank account later than 1:00 p.m., New York City time on such Business Day.

(d)                                 Option to Purchase of Term Creditors — Without Recourse.  Such purchase shall be expressly made without recourse, representation or warranty of any kind by the ABL Administrative Agent or any ABL Creditors as to the ABL Obligations owed to such Person or otherwise, except that each such Person shall represent and warrant:  (i) the amount of the ABL Obligations being sold by it, (ii) that such Person has not created any Lien on any ABL Obligation being sold by it and (iii) that such Person has the right to assign ABL Obligations being assigned by it and its assignment is duly authorized.

(e)                                  Option to Purchase of Term Creditors — Foreclosure.  The ABL Administrative Agent agrees that prior to foreclosing upon all or a material portion of the ABL Priority Collateral, it will provide the Term Administrative Agent with at least five (5) days’ notice of its intent to commence such foreclosure.  If the Term Administrative Agent shall give the ABL Administrative Agent written notice of any Term Creditor’s intention to exercise the purchase option provided under this Section 5.8 prior to the foreclosure by the ABL Administrative Agent on any ABL Priority Collateral, the ABL Administrative Agent shall not continue such foreclosure action or initiate any other action to sell or otherwise realize upon any of the ABL Priority Collateral so long as the purchase and sale with respect to the ABL Obligations provided for herein shall have closed within ten (10) Business Days thereafter and the ABL Administrative Agent and the ABL Creditors shall have received payment in full of the ABL Obligations as provided for herein within such ten (10) Business Day period.

SECTION 5.9                          Entry Upon Premises by the ABL Collateral Agent and the ABL Creditors.  (a)  ABL Priority Collateral — Cooperation in Enforcement Action. If the ABL Collateral Agent takes any enforcement action with respect to the ABL Priority Collateral, the Term Secured Parties (i) shall cooperate with the ABL Collateral Agent (at the sole cost and expense of the ABL Collateral Agent and subject to the condition that the Term Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the Term Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral and to finish any work-in-process and assemble the ABL Priority Collateral, (ii) shall not take any action designed or intended to hinder or restrict in any respect the ABL Collateral Agent from enforcing its security interest in the ABL Priority Collateral or from finishing any work-in-process or assembling the ABL Priority Collateral, and (iii) shall permit the ABL Collateral Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the ABL Secured Parties and upon reasonable advance notice, to enter upon and use the Term Priority Collateral

(including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of (A) assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods of any ABL Priority Collateral consisting of work-in-process, (B) selling any or all of the ABL Priority Collateral located on such Term Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located on such Term Priority Collateral, or (D) taking reasonable actions to protect, secure, and otherwise enforce the rights of the ABL Secured Parties in and to the ABL Priority Collateral, and the Term Secured Parties hereby irrevocably grant to the ABL Collateral Agent a non-exclusive license or other right to use, for such time and without charge, such intellectual property, equipment, processors, computers and other machinery as it pertains to the ABL Priority Collateral in finishing, assembling, advertising for sale and/or selling any ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the ABL Collateral Agent from selling, assigning or otherwise transferring any ABL Priority Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 5.9.  If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order.  If the ABL Collateral Agent conducts a public auction or private sale of the ABL Priority Collateral at any of the real property included within the ABL Priority Collateral, the ABL Collateral Agent shall provide the Term Collateral Agent with reasonable notice and use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt the Term Collateral Agent’s use of such real property.

(b)                                 ABL Priority Collateral—Responsibilities of ABL Secured Parties with respect to Enforcement Action.  During the period of actual occupation, use or control by the ABL Secured Parties or their agents or representatives of any Term Priority Collateral, the ABL Secured Parties shall (i) be responsible for the ordinary course third party expenses related thereto, including costs with respect to heat, light, electricity, water and real property taxes with respect to that portion of any premises so used or occupied, and (ii) be obligated to repair at their expense any physical damage to such Term Priority Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Term Priority Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted.  The ABL Secured Parties jointly and severally agree to pay, indemnify and hold the Term Collateral Agent and their respective officers, directors, employees and agents harmless from and against any liability, cost, expense, loss or damages, including legal fees and expenses, resulting from the gross negligence or willful misconduct of the ABL Collateral Agent or any of its agents, representatives or invitees in its or their operation of such facilities.  Notwithstanding the foregoing, in no event shall the ABL Secured Parties have any liability to the Term Secured Parties pursuant to this Section 5.9 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties of their rights under this Section 5.9 and the ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Term Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Term Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 5.9.  Without limiting the rights granted in this paragraph, the ABL Secured Parties shall cooperate with the Term Secured Parties in connection with any efforts made by the Term Secured Parties to sell the Term Priority Collateral.

SECTION 5.10                    Rights under Permits and Licenses.  The Term Collateral Agent agrees that if the ABL Collateral Agent shall require rights available under any permit or license controlled by the Term Collateral Agent in order to realize on any ABL Priority Collateral, the Term Collateral Agent shall take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the ABL Collateral Agent to make such rights available to the ABL Collateral Agent, subject to the Liens on the Term Priority Collateral created under the Term Security Documents to secure the Term Obligations.  The ABL Collateral Agent agrees that if the Term Collateral Agent shall require rights available under any permit or license controlled by the ABL Collateral Agent in order to realize on any Term Priority Collateral, the ABL Collateral Agent shall take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the Term Collateral Agent to make such rights available to the Term Collateral Agent, subject to the Liens on the ABL Priority Collateral created under the ABL Security Documents to secure the ABL Obligations.

ARTICLE VI

INSOLVENCY OR LIQUIDATION PROCEEDINGS

SECTION 6.1                          Finance and Sale Issues.  (a)  ABL Creditor Post-Petition Financing.  (i)  If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the ABL Collateral Agent (acting at the direction of the Required ABL Creditors) shall desire to permit the Borrower or any other Grantor to obtain financing (including on a priming basis), from the ABL Creditors under Section 362, 363 or 364 of the Bankruptcy Code or debtor-in-possession financing under any other Bankruptcy Law (each, an “ABL Creditor Post-Petition Financing”), and provided that (A) the aggregate amount of ABL Obligations outstanding as of the commencement of the Insolvency or Liquidation Proceeding is at least $25,000,000 and (B) the Exposure Amount does not exceed the Maximum Exposure Amount at any time during the pendency of the Insolvency or Liquidation Proceeding, then, the Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), each agree that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), on any basis applicable solely to a secured creditor in such Insolvency or Liquidation Proceeding, such use or provision of ABL Creditor Post-Petition Financing and will not request adequate protection or any other relief in to which a secured creditor may otherwise be entitled in connection therewith (except as expressly agreed in writing by the ABL Collateral Agent or to the extent permitted by Section 6.3) and, to the extent the Liens securing the ABL Obligations are subordinated to or pari passu with such ABL Creditor Post-Petition Financing, its Liens on the ABL Priority Collateral shall be deemed to be subordinated, without any further action on the part of any Person, to the Liens securing such

ABL Creditor Post-Petition Financing (and all Obligations relating thereto), and the Liens securing the Term Obligations shall have the same priority with respect to the ABL Priority Collateral relative to the Liens securing the ABL Obligations as if such ABL Creditor Post-Petition Financing had not occurred and the Liens on the Term Priority Collateral shall be deemed to be subordinated, without any further action on the part of any Person, to the Liens securing such ABL Creditor Post-Petition Financing (and all Obligations relating thereto).  Furthermore, and notwithstanding anything to the contrary contained above in this Section 6.1(a), the Term Collateral Agent and the Term Creditors may object for any reason and on any basis (whether assertable by, or applicable to, a secured or general unsecured creditor, and including without limitation, any objection based on the lack of adequate protection) to any ABL Creditor Post-Petition Financing which (A) causes the Exposure Amount to exceed the Maximum Exposure Amount, or (B) is made or permitted to be made at any time that the Exposure Amount exceeds the Maximum Exposure Amount.  Notwithstanding anything herein to the contrary, and without limiting the provisions of the immediately preceding sentence, this Section 6.1(a)(i) does not prevent the Term Creditors from (i) objecting to any ABL Post-Petition Financing that purports to govern or control the provisions or content of a plan of reorganization (other than providing for satisfaction in full in cash of the ABL Creditor Post-Petition Financing on or prior to the effective date of such plan of reorganization) or (ii) proposing any other post-petition financing to the Borrower or the Bankruptcy Court.

(ii)                                  The Term Collateral Agent, on behalf of itself and the other Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), each agree that solely in its capacity as a secured creditor and not as an unsecured creditor, it will consent to and raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any ABL Priority Collateral in the context of an Insolvency or Liquidation Proceeding free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code or any other court approved sale pursuant to any other Insolvency and Liquidation Proceeding if the ABL Creditors have consented to such sale or disposition of such assets; provided, that (i) the net cash proceeds from the sale or disposition are applied first to the ABL Obligations and (ii) any such sale or disposition must be approved by the bankruptcy court (or other court) with jurisdiction over the sale (the “Bankruptcy Court”) by an order that: (a) contains a specific finding that the sale or disposition being approved is commercially reasonable; and (b) provides that any consideration received in connection with such sale or disposition that exceeds the amount of the ABL Obligations shall be used to satisfy the Term Obligations or shall remain encumbered by the Term Obligations with the same priority and subject to the same limitations set forth herein with respect to their Liens on the ABL Priority Collateral.

(b)                                 Term Creditor Post-Petition Financing.  (i)  If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Term Collateral Agent (acting at the direction of the Required Term Creditors) shall desire to permit the Borrower or any other Grantor to obtain financing (including on a priming basis), from the Term Creditors under Section 362, 363 or 364 of the Bankruptcy Code or debtor-in-possession financing under any other Bankruptcy Law (each, a “Term Creditor Post-Petition Financing”), and provided that (A) the aggregate amount of ABL Obligations outstanding as of the commencement of the Insolvency or Liquidation Proceeding is less than $25,000,000 and (B) the Exposure Amount does not exceed the Maximum Exposure Amount at any time during the pendency of the Insolvency or Liquidation Proceeding, then the ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), each agree that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), on any basis applicable solely to a secured creditor in such Insolvency or Liquidation Proceeding, such use or provision of Term Creditor Post-Petition Financing and, to the extent the Liens securing the Term Obligations are subordinated to or pari passu with such Term Creditor Post-Petition Financing, its Liens on the Term Priority Collateral shall be deemed to be subordinated, without any further action on the part of any Person, to the Liens securing such Term Creditor Post-Petition Financing (and all Obligations relating thereto).  Furthermore, and notwithstanding anything to the contrary contained above in this Section 6.1(b), the ABL Collateral Agent and the ABL Creditors may object for any reason and on any basis (whether assertable by, or applicable to, a secured or general unsecured creditor, and including, without limitation, any objection based on the lack of adequate protection) to any Term Creditor Post-Petition Financing which (A) causes the Exposure Amount to exceed the Maximum Exposure Amount or (B) is made or permitted to be made at any time that the Exposure Amount exceeds the Maximum Exposure Amount.   Notwithstanding anything herein to the contrary, and without limiting the provisions of the immediately preceding sentence, this Section 6.1(b)(i) does not prevent the ABL Creditors from (i) objecting to any Term Post-Petition Financing that purports to govern or control the provisions or content of a plan of reorganization (other than providing for satisfaction in full in cash of the Term Creditor Post-Petition Financing on or prior to the effective date of such plan of reorganization) or (ii) proposing any other post-petition financing to the Borrower or the Bankruptcy Court.

(ii)                                  The ABL Collateral Agent, on behalf of itself and the other ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), each agree that solely in its capacity as a secured creditor and not as an unsecured creditor, it will consent to and raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any Term Priority Collateral in the context of an Insolvency or Liquidation Proceeding free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code or any court approved sale pursuant to any other Insolvency or Liquidation Proceeding if the Term Creditors have consented to such sale or disposition of such assets; provided that (i) the net cash proceeds from the sale or disposition are applied first to the Term Obligations and (ii) any such sale or disposition must be approved by the Bankruptcy Court with jurisdiction over the sale by an order that: (a) contains a specific finding that the sale or disposition being approved is commercially reasonable; and (b) provides that any consideration received in connection with such sale or disposition that exceeds the amount of the Term Obligations shall be used to satisfy the ABL Obligations, or shall remain encumbered by the ABL Obligations, with the same priority and subject to the same limitations set forth herein with respect to their Liens on the Collateral.

SECTION 6.2                          Relief from the Automatic Stay.

(a)                                  ABL Priority Collateral.  Until the Discharge of ABL Obligations has occurred, the Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents) agree that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Priority Collateral, without the prior written consent of the ABL Collateral Agent.

(b)                                 Term Priority Collateral.  Until the Discharge of Term Obligations has occurred, the ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), agree that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Priority Collateral, without the prior written consent of the Term Collateral Agent.

SECTION 6.3                          Adequate Protection.  (a)  ABL Priority Collateral.  (i)  The Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents) each agree that, until the Discharge of ABL Obligations has occurred or the termination of the Liens on the ABL Priority Collateral of the ABL Collateral Agent, on behalf of the ABL Creditors, has occurred, with respect to the ABL Priority Collateral, none of them shall oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the ABL Collateral Agent or the ABL Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the ABL Collateral Agent or the ABL Creditors to any motion, relief, action or proceeding based on the ABL Collateral Agent or the ABL Creditors claiming a lack of adequate protection.

(ii)                                  [RESERVED]

(iii)                               Except as set forth in this Article VI, the Term Collateral Agent and the Term Creditors shall not be limited from seeking adequate protection with respect to their rights in the ABL Priority Collateral in an Insolvency or Liquidation Proceeding (including adequate protection in the form of cash payments of interest or otherwise).

(b)                                 Term Priority Collateral.  (i)  The ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), each agree that, until the Discharge of Term Obligations has occurred or the termination of the Liens on the Term Priority Collateral of the Term Collateral Agent, on behalf of the Term Creditors, has occurred, with respect to the Term Priority Collateral, none of them shall oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the Term Collateral Agent or the Term Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the Term Collateral Agent or the Term Creditors to any motion, relief, action or proceeding based on the Term Collateral Agent or the Term Creditors claiming a lack of adequate protection.

(ii)                                  [RESERVED]

(iii)                               Except as set forth in this Article VI, the ABL Collateral Agent and the ABL Creditors shall not be limited from seeking adequate protection with respect to their rights in the Term Priority Collateral in an Insolvency or Liquidation Proceeding (including adequate protection in the form of cash payments of interest or otherwise).

SECTION 6.4                          No Waiver; Voting Rights.  (a)  ABL Priority Collateral.  (i)  Nothing contained herein shall prohibit or in any way limit the ABL Collateral Agent or any ABL Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken with respect to the ABL Priority Collateral by the Term Collateral Agent or any Term Creditor, including the seeking by the Term Collateral Agent or any Term Creditor of adequate protection or the assertion by the Term Collateral Agent or any Term Creditor of any of its rights and remedies under the Term Loan Documents or otherwise.  In any Insolvency or Liquidation Proceeding, neither the Term Collateral Agent nor any other Term Creditor shall propose or support any plan of reorganization, plan or arrangement or disclosure statement, or join with or support any third party in doing so, to the extent the terms of such plan or disclosure statement are inconsistent with the terms of this Agreement as to the treatment of ABL Priority Collateral.

(b)                                 Term Priority Collateral.  (i)  Nothing contained herein shall prohibit or in any way limit the Term Collateral Agent or any Term Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken with respect to the Term Priority Collateral by the ABL Collateral Agent or any ABL Creditor, including the seeking by the ABL Collateral Agent or any ABL Creditor of adequate protection or the assertion by the ABL Collateral Agent or any ABL Creditor of any of its rights and remedies under the ABL Loan Documents or otherwise.  In any Insolvency or Liquidation Proceeding, neither the ABL Collateral Agent nor any other ABL Creditor shall propose or support any plan of reorganization, plan of arrangement or disclosure statement, or join with or support any third party in doing so, to the extent the terms of such plan or disclosure statement are inconsistent with the terms of this Agreement as to the treatment of Term Priority Collateral.

SECTION 6.5                          Preference Issues.  (a)  Reinstatement of ABL Obligations.  If any ABL Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery and the ABL Creditors shall be entitled to a reinstatement of ABL Obligations with respect to all such recovered amounts.  In such event, any Discharge of ABL Obligations for all purposes of this Agreement shall be deemed to have not occurred (unless and until same subsequently occurs with respect to the ABL Obligations after giving effect to the provisions to this Section 6.5(a)).  If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect (and any prior Discharge of ABL Obligations shall be deemed not to have occurred), and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  Any amounts received by the Term Collateral Agent or any Term Creditor on account of the Term Obligations from proceeds of ABL Priority Collateral, after the termination of this

Agreement (or any prior Discharge of ABL Obligations) shall, in the event of a reinstatement pursuant to this Section 6.5(a), be held in trust for and paid over to the ABL Collateral Agent for the benefit of the ABL Creditors, for application to the reinstated ABL Obligations.

(b)                                 Reinstatement of Term Obligations.  If any Term Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount (a “Term Recovery”), then the Term Obligations shall be reinstated to the extent of such Term Recovery and the Term Creditors shall be entitled to a reinstatement of Term Obligations with respect to all such recovered amounts.  In such event, any Discharge of Term Obligations for all purposes of this Agreement shall be deemed to have not occurred (unless and until same subsequently occurs with respect to the Term Obligations after giving effect to the provisions to this Section 6.5(b)).  If this Agreement shall have been terminated prior to such Term Recovery, this Agreement shall be reinstated in full force and effect (and any prior Discharge of Term Obligations shall be deemed not to have occurred), and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  Any amounts received by the ABL Collateral Agent or any ABL Creditor on account of the ABL Obligations from proceeds of Term Priority Collateral, after the termination of this Agreement (or any prior Discharge of Term Obligations) shall, in the event of a reinstatement pursuant to this Section 6.5(b), be held in trust for and paid over to the Term Collateral Agent for the benefit of the Term Creditors, for application to the reinstated Term Obligations.

(c)                                  This Section 6.5 shall survive termination of this Agreement.

SECTION 6.6                          Post-Petition Interest.  (a)  Claims by ABL Creditors.  Neither the Term Collateral Agent nor any Term Creditor shall oppose or seek to challenge any claim by the ABL Collateral Agent or any ABL Creditor for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting of post-petition or post-filing interest, fees or expenses to the extent of the value of the ABL Creditors’ Lien on (i) the ABL Priority Collateral (without regard to the existence of the Term Creditors’ Lien thereon) and (ii) the Term Priority Collateral (after taking into account the Term Creditors’ Lien thereon).

(b)                                 Claims by Term Creditors.  Neither the ABL Collateral Agent nor the ABL Creditors shall oppose or seek to challenge any claim by the Term Collateral Agent or any Term Creditor for allowance in any Insolvency or Liquidation Proceeding of Term Obligations consisting of post-petition or post-filing interest, fees or expenses to the extent of the value of the Term Creditors’ Lien on (i) the Term Priority Collateral (without regard to the existence of the ABL Creditors’ Lien thereon) and (ii) the ABL Priority Collateral (after taking into account the ABL Creditors’ Lien thereon).

(c)                                  [RESERVED]

(d)                                 Separate Classes.  Without limiting the foregoing, it is the intention of the parties hereto that (and to the maximum extent permitted by law the parties hereto agree that) (x) the Term Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the ABL Obligations (and the security therefor), (y) the ABL

Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Term Obligations (and the security therefor).

SECTION 6.7                          Voting for Plan of Reorganization.  Each of the ABL Creditors, and the Term Creditors shall be entitled to vote as separate classes with respect to any plan of reorganization or arrangement in connection with any Insolvency or Liquidation Proceeding; provided, however, that the ABL Administrative Agent, on behalf of itself and the ABL Creditors and the Term Administrative Agent on behalf of itself and the Term Creditors agree that neither the ABL Administrative Agent nor the Term Administrative Agent nor any ABL Creditor nor Term Creditor shall take any action or vote in any way which supports any plan of reorganization or arrangement that is inconsistent with the terms of this Agreement.

ARTICLE VII

RELIANCE; WAIVERS; ETC.

SECTION 7.1                          Reliance.  Other than any reliance on the terms of this Agreement, the ABL Collateral Agent, on behalf of itself and the ABL Creditors under its ABL Loan Documents, acknowledges that it and such ABL Creditors have, independently and without reliance on the Term Collateral Agent or any Term Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such ABL Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the ABL Credit Agreement or this Agreement.  The Term Collateral Agent, on behalf of itself and the Term Creditors, acknowledges that it and the Term Creditors have, independently and without reliance on the ABL Collateral Agent or any ABL Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Term Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Term Loan Documents or this Agreement.

SECTION 7.2                          No Warranties or Liability.  ABL Collateral Agent, on behalf of itself and the ABL Creditors under the ABL Loan Documents, acknowledge and agree that each of the Term Collateral Agent and the Term Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The Term Creditors will be entitled to manage and supervise their respective loans and extensions of credit under the Term Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Term Collateral Agent, on behalf of itself and the Term Creditors under the Term Loan Documents, acknowledge and agree that each of the ABL Collateral Agent and the ABL Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the ABL Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The ABL Creditors will be entitled to manage and supervise their respective loans and extensions of credit under their respective ABL Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Term Collateral Agent and the Term Creditors shall have no duty to the ABL Collateral Agent or any of the ABL Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Grantor (including the ABL Loan Documents and the Term Loan Documents), regardless of any knowledge thereof which they may have or be charged with.  The ABL Collateral Agent and the ABL Creditors shall have no duty to the Term Collateral Agent or any of the Term Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Grantor (including the ABL Loan Documents and the Term Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

SECTION 7.3                          No Waiver of Lien Priorities.  (a)  Failure to Act.  (i)  No right of the ABL Creditors, the ABL Collateral Agent or any of them to enforce any provision of this Agreement or any ABL Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any ABL Creditor or the ABL Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the ABL Loan Documents or any of the Term Loan Documents, regardless of any knowledge thereof which the ABL Collateral Agent or the ABL Creditors, or any of them, may have or be otherwise charged with.

(ii)                                  No right of the Term Creditors, the Term Collateral Agent or any of them to enforce any provision of this Agreement or any Term Loan Document (subject to the provisions of this Agreement) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any Term Creditor or the Term Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Term Loan Documents or any ABL Loan Document, regardless of any knowledge thereof which the Term Collateral Agent or the Term Creditors, or any of them, may have or be otherwise charged with.

(b)                                 Acts by ABL Creditors.  Without in any way limiting the generality of Section 7.3(a) (but subject to the rights of the Borrower and the other Grantors under the ABL Loan Documents), the ABL Creditors, the ABL Collateral Agent and any of them may, at any time and from time to time in accordance with the ABL Loan Documents, this Agreement (including Section 5.3) and/or applicable law, without the consent of, or notice to, the Term Collateral Agent or any Term Creditor without incurring any liabilities to the Term Collateral Agent or any other Term Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Term Collateral Agent or any Term Creditor is affected, impaired or extinguished thereby) do any one or more of the following, but subject to the limitations set forth in this Agreement:

(i)                                     make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii)                                  change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the ABL Obligations or any Lien on any ABL Priority Collateral or guaranty thereof or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the ABL Obligations, subject to Section 5.3) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens with respect to the ABL Priority Collateral held by the ABL Collateral Agent or any of the ABL Creditors, the ABL Obligations or any of the ABL Loan Documents;

(iii)                               sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the ABL Priority Collateral or any liability of the Borrower or any other Grantor to the ABL Creditors or the ABL Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iv)                              settle or compromise any ABL Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the ABL Obligations) in any manner or order;

(v)                                 exercise or delay in or refrain from exercising any right or remedy against the Borrower or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with the Borrower, any other Grantor or any ABL Priority Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the ABL Creditors or any liability incurred directly or indirectly in respect thereof; and

(vi)                              release or discharge any ABL Obligation or any guaranty thereof or any agreement or obligation of any Grantor or any other Person with respect thereto.

(c)                                  Waivers by the Term Collateral Agent.  The Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(d)                                 Acts by Term Creditors.  Without in any way limiting the generality of Section 7.3(a) (but subject to the rights of the Borrower and the other Grantors under the Term Loan Documents), the Term Creditors, the Term Collateral Agent and any of them may, at any time and from time to time in accordance with the Term Loan Documents, this Agreement

(including Section 5.3) and/or applicable law, without the consent of, or notice to, the ABL Collateral Agent or any ABL Creditor without incurring any liabilities to the ABL Collateral Agent or any ABL Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the ABL Collateral Agent or any ABL Creditor with respect to the Term Priority Collateral is affected, impaired or extinguished thereby), do any one or more of the following, but subject to the limitations set forth in this Agreement:

(i)                                     make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii)                                  change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Term Obligations or any Lien on any Term Priority Collateral or guaranty thereof or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Term Obligations, subject to Section 5.3) or, subject to the terms hereof (including Section 5.3), otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Term Collateral Agent or any of the Term Creditors, the Term Obligations or any of the Term Loan Documents;

(iii)                               sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Term Priority Collateral or any liability of the Borrower or any other Grantor to the Term Creditors or the Term Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iv)                              settle or compromise any Term Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Term Obligations) in any manner or order;

(v)                                 except or otherwise restricted by the Agreement, including Section 5.3 and 5.4, and by applicable law, exercise or delay in or refrain from exercising any right or remedy against the Borrower or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with the Borrower, any other Grantor or any Term Priority Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the Term Creditors or any liability incurred directly or indirectly in respect thereof; and

(vi)                              release or discharge any Term Obligation or any guaranty thereof or any agreement or obligation of any Grantor or any other Person with respect thereto.

(e)                                  Waivers by the ABL Collateral Agent.  The ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

SECTION 7.4                          Waiver of Liability; Indemnity.  (a)  ABL Priority Collateral.  With respect to the ABL Priority Collateral, the Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents) each agree that the ABL Creditors and the ABL Collateral Agent shall have no liability to any of the Term Collateral Agent or any Term Creditors; and the Term Collateral Agent, on behalf of itself and the Term Creditors; and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), each hereby waive any claim against any ABL Creditor (or the ABL Collateral Agent), arising out of any and all actions which the ABL Creditors or the ABL Collateral Agent may take or permit or omit to take with respect to: (i) the ABL Loan Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the ABL Priority Collateral), (ii) the collection of the ABL Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any ABL Priority Collateral.  The Term Collateral Agent, on behalf of itself and the Term Creditors and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), each agree that the ABL Creditors and the ABL Collateral Agent have no duty, express or implied, fiduciary or otherwise, to any of them in respect of the maintenance or preservation of the ABL Priority Collateral, the ABL Obligations or otherwise.  Neither the ABL Collateral Agent nor any other ABL Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the ABL Priority Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any ABL Priority Collateral upon the request of any other Grantor or upon the request of the Term Collateral Agent, any other holder of Term Obligations or any other Person or to take any other action whatsoever with regard to the ABL Priority Collateral or any part thereof.  Without limiting the foregoing, the Term Collateral Agent, on behalf of itself and the Term Creditors, and each Term Creditor (by its acceptance of the benefits of the Term Loan Documents), each agree that neither the ABL Collateral Agent nor any other ABL Creditor (in directing the Collateral Agent to take any action with respect to the ABL Priority Collateral) shall have any duty or obligation to realize first upon any type of ABL Priority Collateral or to sell, dispose of or otherwise liquidate all or any portion of the ABL Priority Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether ABL Obligations or Term Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

(b)                                 Term Priority Collateral.  With respect to the Term Priority Collateral, the ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), each agree that the Term Creditors and the Term Collateral Agent shall have no liability to the ABL Collateral Agent or any ABL Creditors; and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents) each hereby waive any claim against any Term Creditor (or the Term Collateral Agent), arising out of any and all actions which the Term Creditors or the Term Collateral Agent may take or permit or omit to take with respect to: (i) the Term Loan Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the Term Collateral), (ii) the collection of the Term Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Term Priority Collateral.  The ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), each agree that the Term Creditors and the Term Collateral Agent have no duty, express or implied, fiduciary or otherwise, to any of them in respect of the maintenance or preservation of the Term Priority Collateral, the Term Obligations or otherwise.  Neither the Term Collateral Agent nor any other Term Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Term Priority Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Term Priority Collateral upon the request of any other Grantor or upon the request of the ABL Collateral Agent, any other holder of ABL Obligations or any other Person or to take any other action whatsoever with regard to the Term Priority Collateral or any part thereof.  Without limiting the foregoing, the ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each ABL Creditor (by its acceptance of the benefits of the ABL Loan Documents), each agree that neither the Term Collateral Agent nor any other Term Creditor (in directing the Collateral Agent to take any action with respect to the Term Priority Collateral) shall have any duty or obligation to realize first upon any type of Term Priority Collateral or to sell, dispose of or otherwise liquidate all or any portion of the Term Priority Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether Term Obligations or ABL Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

(c)                                  Collateral Agent.  With respect to its share of the Obligations, any Collateral Agent which is independently a Creditor shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Creditor, all as if such Collateral Agent were not a Collateral Agent.  The term “Creditors” or any similar term shall, unless the context clearly otherwise indicates, include any Collateral Agent in its individual capacity as a Creditor.  Each Collateral Agent and its affiliates may lend money to, and generally engage in any kind of business with, the Grantors or any of their Affiliates as if such Collateral Agent were not acting as a Collateral Agent and without any duty to account therefor to any other Creditor.

SECTION 7.5                          Obligations Unconditional. All rights, interests, agreements and obligations of the ABL Collateral Agent and the ABL Creditors and the Term Collateral Agent and the Term Creditors, respectively, hereunder (including the Lien priorities established hereby) shall remain in full force and effect irrespective of:

(a)                                  any lack of validity or enforceability of any ABL Loan Document or any Term Loan Document;

(b)                                 any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Term Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any ABL Loan Document or any Term Loan Document;

(c)                                  any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Term Obligations or any guarantee thereof;

(d)                                 the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor, or

(e)                                  any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of any of the ABL Obligations, or of the Term Collateral Agent or any Term Creditor in respect of this Agreement.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1                          Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of the ABL Loan Documents or the Term Loan Documents, as between the parties other than the Grantors the provisions of this Agreement shall govern and control.

SECTION 8.2                          Effectiveness; Continuing Nature of this Agreement; Severability.  This Agreement shall become effective when executed and delivered by the parties hereto.  This is a continuing agreement of lien subordination and (i) the ABL Creditors may, at any time and without notice to the Term Collateral Agent or any Term Creditor and (ii) the Term Creditors may, at any time and without notice to the ABL Collateral Agent or any ABL Creditor, in each case, continue to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Grantor constituting ABL Obligations (in the case of the ABL Creditors) or Term Obligations (in the case of the Term Creditors) in reliance hereof.  The ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Documents) and the Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Document), hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.  This Agreement shall terminate and be of no further force and effect, (i) with respect to the ABL Collateral Agent, the ABL Creditors and the ABL Obligations, upon the Discharge of ABL Obligations (in a manner which is not in contravention of the terms of this Agreement), subject to the rights of the ABL Creditors and the Term Creditors under Section 6.5, and (ii) with respect to the Term Collateral Agent, the Term Creditors and the Term Obligations, the date of the Discharge of Term Obligations, subject to the rights of the Term Creditors and the ABL Creditors under Section 6.5.

SECTION 8.3                          Amendments; Waivers.  No amendment, modification or waiver of any of the provisions of this Agreement by the ABL Collateral Agent or the Term Collateral Agent shall be made unless the same shall be in writing signed on behalf of each party hereto; provided that

(a)                                  the ABL Collateral Agent (at the direction of the Required ABL Creditors) may, without the written consent of any other Creditor, agree to modifications of this Agreement for the purpose of securing additional extensions of credit (including pursuant to the ABL Credit Agreement or any Refinancing or extension thereof) and adding new creditors as “ABL Creditors” and “Creditors” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the ABL Credit Agreement and, without the prior written consent of the Term Collateral Agent, Section 5.3(a),

(b)                                 the Term Collateral Agent (at the direction of the Required Term Creditors) may, without the written consent of any other Creditor, agree to modifications of this Agreement for the purpose of securing additional extensions of credit (including pursuant to the Term Credit Agreement or any Refinancing or extension thereof) and adding new creditors as “Term Creditors” and “Creditors” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the Term Credit Agreement and, without the prior written consent of the ABL Collateral Agent, Section 5.3(b),

(c)                                  additional Grantors may be added as parties hereto in accordance with the provisions of Section 8.18 of this Agreement.

Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights, interests, liabilities or privileges are directly affected or the provisions of any of the Documents are modified by the effect of any such amendment, modification or waiver.  One of the Collateral Agents shall provide the Borrower with written notice of each amendment, modification and waiver, with a true and correct copy thereof.

SECTION 8.4                          Information Concerning Financial Condition of the Grantors and their Subsidiaries.  The ABL Collateral Agent and the ABL Creditors and the Term Collateral Agent and the Term Creditors, shall each be responsible for keeping themselves informed of (a) the financial condition of each Grantor and their respective Subsidiaries and all endorsers and/or guarantors of the ABL Obligations or the Term Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Obligations.  Except as otherwise set forth herein, none of the Collateral Agents nor any Creditor shall have any duty to advise any of the other Collateral Agents, or any other Creditor, of information known to it or them regarding such condition or any such circumstances or otherwise.  With respect to the ABL Priority Collateral, in the event the ABL Collateral Agent or any of the ABL Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Term Collateral Agent or any Term Creditor, it or they shall be under no obligation (w) to make, and the ABL Collateral Agent and the ABL Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.  With respect to the Term Priority Collateral, in the event the Term Collateral Agent or any of the Term Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the ABL Collateral Agent or any ABL Creditor, it or they shall be under no obligation (w) to make, and the Term Collateral Agent and the Term Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.5                          Subrogation.  Subject to the Discharge of ABL Obligations, with respect to the value of any payments or distributions in cash, property or other assets that any of the Term Creditors or the Term Collateral Agent pay over to the ABL Collateral Agent or ABL Creditors under the terms of this Agreement, the respective paying Creditors shall be subrogated to the rights of the payee Creditors; provided that, the Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Loan Documents), hereby agree not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of ABL Obligations has occurred.  The Borrower acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by any of the Term Collateral Agent or the Term Creditors and paid over to the ABL Collateral Agent or the ABL Creditors pursuant to, and applied in accordance with this Agreement, shall not relieve or reduce any of the Obligations owed by the Borrower under the Term Loan Documents.

(b)                                 Subject to the Discharge of Term Obligations, with respect to the value of any payments or distributions in cash, property or other assets that any of the ABL Collateral Agent or the ABL Creditors pay over to the Term Collateral Agent or Term Creditors under the terms of this Agreement, the respective paying Creditors shall be subrogated to the rights of the payee Creditors; provided that, the Term Collateral Agent, on behalf of itself and the Term Creditors, and each other Term Creditor (by its acceptance of the benefits of the Term Credit Documents), and the ABL Collateral Agent, on behalf of itself and the ABL Creditors, and each other ABL Creditor (by its acceptance of the benefits of the ABL Credit Documents), hereby agree not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until, the Discharge of Term Obligations has occurred.  The Borrower acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the ABL Collateral Agent or the ABL Creditors and paid over to the Term Collateral Agent or the Term Creditors pursuant to, and applied in accordance with this Agreement, shall not relieve or reduce any of the Obligations owed by the Borrower under the ABL Loan Documents.

SECTION 8.6                          Reserved.

SECTION 8.7                          SUBMISSION TO JURISDICTION; WAIVERS.  (a)  THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)                                 THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8.7(a).  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT,

TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.7.

SECTION 8.8                          Notices.  All notices to the ABL Creditors or the Term Creditors permitted or required under this Agreement may be sent, respectively, to the ABL Collateral Agent or the Term Collateral Agent.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

SECTION 8.9                          Further Assurances.  Each of (i) the ABL Collateral Agent, on behalf of itself and the ABL Creditors, (ii) the Term Collateral Agent, on behalf of itself and the Term Creditors and (iii) the Borrower, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any of the ABL Collateral Agent and/or the Term Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.  Each ABL Creditor, by its acceptance of the benefits of the ABL Loan Documents, agrees to be bound by the agreements herein made by it and the ABL Collateral Agent, on its behalf.  Each Term Creditor, by its acceptance of the benefits of the Term Loan Documents, agrees to be bound by the agreements herein made by it and the Term Collateral Agent, on its behalf.

SECTION 8.10                    APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING GENERAL OBLIGATIONS LAW 5-1401.

SECTION 8.11                    Binding on Successors and Assigns.  This Agreement shall be binding upon the ABL Collateral Agent, the ABL Creditors, the Term Collateral Agent, the Term Creditors and their respective successors and assigns, including without limitation any successor or assign to all or a portion of the duties of any Collateral Agent (or any sub-agent or sub-collateral agent appointed by it).

SECTION 8.12                    Specific Performance.  Each of the ABL Collateral Agent and the Term Collateral Agent may demand specific performance of this Agreement.  Each of the ABL Collateral Agent, on behalf of itself and the ABL Creditors and the Term Collateral Agent, on behalf of itself and the Term Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the ABL Collateral Agent or the Term Collateral Agent, as the case may be.

SECTION 8.13                    Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 8.14                    Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

SECTION 8.15                    Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  Each ABL Creditor, by its acceptance of the benefits of the ABL Loan Documents and each Term Creditor, by its acceptance of the benefits of the Term Loan Documents, agrees to be bound by the agreements made herein.

SECTION 8.16                    No Third Party Beneficiaries; Effect of Agreement.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the ABL Creditors and the Term Creditors.  No other Person shall have or be entitled to assert rights or benefits hereunder.  Nothing in this Agreement shall impair, as between the Borrower and the ABL Collateral Agent and the ABL Creditors or the Borrower and the Term Collateral Agent and the Term Creditors, the obligations of the Borrower to pay principal, interest, fees and other amounts as provided in the ABL Loan Documents and the Term Loan Documents, respectively.

SECTION 8.17                    Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Creditors and the ABL Collateral Agent and the Term Creditors and the Term Collateral Agent.  None of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder.  Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the ABL Obligations and the Term Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 8.18                    Grantors; Additional Grantors.  It is understood and agreed that Holdings, the Borrower and each Subsidiary Guarantor on the date of this Agreement shall constitute the original Grantors party hereto.  The original Grantors hereby covenant and agree to cause each Subsidiary of the Borrower which becomes a Subsidiary Guarantor after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing and delivering a counterpart hereof to the ABL Collateral Agent and the Term Collateral Agent or by executing and delivering an assumption agreement in form and substance reasonably satisfactory to the

ABL Collateral Agent and the Term Collateral Agent.  The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Subsidiary Guarantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

CREDIT SUISSE CAYMAN ISLANDS BRANCH in its capacity as ABL Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Intercreditor Agreement]

Notice Address

Eleven Madison Avenue, OMA-2
New York, NY 10010
Attention: Loan Services Manager
Telecopy: 212-538-3380
Telephone: 212-325-8304

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 S. Grand Ave, Suite 3400
Attention: David Kitchen
Telecopy: (213) 687-5600
Telephone: (213) 687-5000
Email: dkitchen@skadden.com

[Signature Page to Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A., in its capacity as ABL Collateral Agent

By:
Name:
Title:

[Signature Page to Intercreditor Agreement]

Notice Address

Michael A. Hintz
Account Executive – ABL
111 East Wisconsin Ave., Floor 15
Milwaukee, WI 53202-4815

Telecopy: 414-977-6652
Telephone: 414-977-6666

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Suite 2100
Chicago, IL 60606
Attn: Seth E. Jacobson

Telecopy: 312-407-0700
Telephone: 312-407-0411

[Signature Page to Intercreditor Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, in its capacities as Term Administrative Agent and Term Collateral Agent

By:
Name
Title:

By:
Name
Title:

[Signature Page to Intercreditor Agreement]

Notice Address

Eleven Madison Avenue, OMA-2
New York, NY 10010
Attention: Loan Services Manager
Telecopy: 212-538-3380
Telephone: 212-325-8304

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 S. Grand Ave, Suite 3400
Attention: David Kitchen
Telecopy: (213) 687-5600
Telephone: (213) 687-5000
Email: dkitchen@skadden.com

[Signature Page to Intercreditor Agreement]

Notice Address:	DOUGLAS DYNAMICS HOLDINGS, INC.

7777 North 73rd Street
Milwaukee, WI 53223
Attention: Chief Executive Officer and President	By:
Fax: 414-354-8448		Name
Title:

with a copy to:

Aurora Capital Group
10877 Wilshire Boulevard
Suite 2100
Los Angeles, CA 90024
Attention: Secretary
Fax: 310-824-2791

[Signature Page to Intercreditor Agreement]

Notice Address:	DOUGLAS DYNAMICS, L.L.C.

7777 North 73rd Street
Milwaukee, WI 53223
Attention: Chief Executive Officer and President	By:
Fax: 414-354-8448		Name
Title:

with a copy to:

Aurora Capital Group
10877 Wilshire Boulevard
Suite 2100
Los Angeles, CA 90024
Attention: Secretary
Fax: 310-824-2791

[Signature Page to Intercreditor Agreement]

Notice Address:	DOUGLAS DYNAMICS FINANCE COMPANY

7777 North 73rd Street
Milwaukee, WI 53223
Attention: Chief Executive Officer and President	By:
Fax: 414-354-8448		Name
Title:

with a copy to:

Aurora Capital Group
10877 Wilshire Boulevard
Suite 2100
Los Angeles, CA 90024
Attention: Secretary
Fax: 310-824-2791

[Signature Page to Intercreditor Agreement]

Notice Address:	FISHER, LLC

7777 North 73rd Street
Milwaukee, WI 53223
Attention: Chief Executive Officer and President	By:
Fax: 414-354-8448		Name
Title:

with a copy to:

Aurora Capital Group
10877 Wilshire Boulevard
Suite 2100
Los Angeles, CA 90024
Attention: Secretary
Fax: 310-824-2791

[Signature Page to Intercreditor Agreement]

EXHIBIT M

FIXED CHARGE COVERAGE COMPLIANCE CERTIFICATE

All calculations under this certificate shall be for the Fiscal Quarter Period preceding the date of determination, which shall be the last day of any month.

I.	Consolidated Interest Expense

(a)

total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements: (1)

$

(b)	the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash	$

Consolidated Interest Expense (Item (a) minus Item (b))		$

II.	Consolidated Adjusted EBITDA

(a)	Consolidated Net Income:	$

	(i) Consolidated Interest Expense and non-Cash interest expense	$

	(ii) provisions for taxes based on income	$

	(iii) total depreciation expense	$

	(iv) total amortization expense (2)	$

	(v) non-cash impairment charges	$

(vi)       non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement

$

	(vii) other non-Cash items that are unusual or otherwise non-recurring items	$

	(viii) expenses for fees under the Management Services Agreement	$

	(ix) any extraordinary losses and non-recurring charges during any period(3)	$

	(x) restructuring charges or reserves (4)	$

(1)                                       Excluding any amounts referred to in Section 2.10 of the Credit Agreement payable on or before the Closing Date and amounts with respect to the termination of Interest Rate Agreements entered into within 90 days of the Closing Date.

(2)                                       Including amortization of goodwill, other intangibles, and financing fees and expenses.

(3)                                       Including severance, relocation costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements.

(4)                                       Including costs related to closure of Facilities.

	(xi) any transaction costs incurred in connection with the issuance of Securities or any refinancing transaction, in each case whether or not such transaction is consummated	$

	(xii) any fees and expenses related to any Permitted Acquisitions	$

	(xiii) the Financial Performance Covenant Cure Amount	$

(b)	Sum of Items (i) thru (xiii)	$

	(i) non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items	$

(ii)                            cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clauses (vi) or (vii) above

$

	(iii) Restricted Payments made during such period to Holdings pursuant to Section 6.5(c)(i)	$

(c)	Sum of Items (i) thru (iii)	$

(d)	Sum of Item (a) and (b)(5)	$

Consolidated Adjusted EBITDA (Item (d) minus Item (c)(6)):		$

III.	Consolidated Fixed Charges

(a)	Consolidated Interest Expense	$

(b)	scheduled payments of principal on Consolidated Total Debt	$

(c)	Consolidated Capital Expenditures (7)	$

(d)	the portion of taxes based on income actually paid in cash during such period by the Company or any of its Subsidiaries whether for such period or any other period	$

(e)	Restricted Payments permitted under Section 6.5(c)(iii) of the Credit Agreement and which are paid in cash during such period	$

Consolidated Fixed Charges (Sum of Items (a)-(e)(8))		$

(5)                                  Without duplication to the extent deducted in the calculation of Consolidated Net Income for such period.

(6)                                  Without duplication.

(7)                                  The aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries (other than those financed with secured Indebtedness permitted by Section 6.1 of the Credit Agreement or made or incurred pursuant to Section 6.8(b)(ii) of the Credit Agreement).

(8)                                  Without duplication.

IV.	Fixed Charge Coverage Ratio

(a)	Consolidated Adjusted EBITDA	$

(b)	Consolidated Fixed Charges	$

Fixed Charge Coverage Ratio (Item (a) divided by Item (b))		. :1.00

Schedule 4.1
(Organization and Capital Structure)

	Type of	Jurisdiction of
Full Legal Name	Organization	Organization	Capital Structure

Douglas Dynamics Holdings, Inc.	corporation	Delaware	1,000,000 shares of Common Stock 1 share is designated Series B Preferred Stock and 1 share is designated Series C Preferred Stock

Douglas Dynamics, L.L.C.	limited liability company	Delaware	Percentage Interest of limited liability company units

Douglas Dynamics Finance Company	corporation	Delaware	1,000 shares of Common Stock

Fisher, LLC	limited liability company	Delaware	Percentage Interest of limited liability company units

Schedule 4.2

(Capital Stock and Ownership)

[as of May 21, 2007]

Entity	Capital Structure	Ownership

Douglas Dynamics Holdings, Inc.	1,000,000 shares of Common Stock; 606,656 shares issued and outstanding

Douglas Dynamics Holdings, LLC (50.19%)

Ares Corporate Opportunities Fund, L.P. (32.97%)

General Electric Pension Trust (15.25%)

The remaining stockholders own 1.58% in the aggregate (with each owning less than 0.40% individually).

	1 share is designated Series B Preferred Stock; 1 share of Series B Preferred Stock issued and outstanding	Douglas Dynamics Holdings, LLC (100%)

	1 share is designated Series C Preferred Stock; 1 share of Series C Preferred Stock issued and outstanding	Ares Corporate Opportunities Fund, L.P. (100%)

Douglas Dynamics, L.L.C.	Percentage Interest of limited liability company units	Douglas Dynamics Holdings, Inc. (100%)

Douglas Dynamics Finance Company	1,000 shares of Common Stock	Douglas Dynamics, L.L.C. (100%)

Fisher, LLC	Percentage Interest of limited liability company units	Douglas Dynamics, L.L.C. (100%)

Existence of existing option, warrant, call, right, commitment or other like agreement:

Douglas Dynamics Holdings, Inc.

Grantees (as a group)	Number of Awards Granted

Douglas Management	58,215 options to acquire common stock 8,070 deferred stock units

Douglas Independent Directors	4,124 options to acquire common stock

Aurora Advisors	1,500 options to acquire common stock

Ares Advisors	857 options to acquire common stock

*Note: Approximately 7,800 options to acquire common stock have been reserved for members of Douglas management, but have not been allocated/issued.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.9
(Material Adverse Changes)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

EXHIBIT N

INTERCREDITOR AGREEMENT

N-1

EXHIBIT O

FIXED CHARGE COVERAGE COMPLIANCE CERTIFICATE

All calculations under this certificate shall be for the 12 month period preceding the date of determination, which shall be the last day of any month.

I.	Consolidated Interest Expense

(a)

total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements: (1)

$

(b)	the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash		$

Consolidated Interest Expense (Item (a) minus Item (b))			$

II.	Consolidated Adjusted EBITDA

(a)	Consolidated Net Income:		$

	(i)	Consolidated Interest Expense and non-Cash interest expense	$

	(ii)	provisions for taxes based on income	$

	(iii)	total depreciation expense	$

	(iv)	total amortization expense (2)	$

	(v)	non-cash impairment charges	$

(vi)

non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement

$

	(vii)	other non-Cash items that are unusual or otherwise non-recurring items	$

	(viii)	expenses for fees under the Management Services Agreement	$

	(ix)	any extraordinary losses and non-recurring charges during any period(3)	$

	(x)	restructuring charges or reserves (4)	$

(1)                                  Excluding any amounts referred to in Section 2.10(d) of the Credit Agreement payable on or before the Closing Date and amounts with respect to the termination of Interest Rate Agreements entered into within 90 days of the Closing Date.

(2)                                  Including amortization of goodwill, other intangibles, and financing fees and expenses.

(3)                                  Including severance, relocation costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements.

(4)                                  Including costs related to closure of Facilities.

	(xi)	any transaction costs incurred in connection with the issuance of Securities or any refinancing transaction, in each case whether or not such transaction is consummated	$

	(xii)	any fees and expenses related to any Permitted Acquisitions	$

	(xiii)	the Financial Performance Covenant Cure Amount	$

(b)	Sum of Items (i) thru (xiii)		$

	(i)	non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items	$

(ii)

cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clauses (vi) or (vii) above

$

	(iii)	Restricted Payments made during such period to Holdings pursuant to Section 6.5(c)(i)	$

(c)	Sum of Items (i) thru (iii)		$

(d)	Sum of Item (a) and (b)(5)		$

Consolidated Adjusted EBITDA (Item (d) minus Item (c)(6)):			$

III.	Consolidated Fixed Charges

(a)	Consolidated Interest Expense		$

(b)	scheduled payments of principal on Consolidated Total Debt		$

(c)	Consolidated Capital Expenditures(7)		$

(d)	the portion of taxes based on income actually paid in cash during such period by the Company or any of its Subsidiaries whether for such period or any other period		$

(e)	Restricted Payments permitted under Section 6.5(c)(iii) of the Credit Agreement and which are paid in cash during such period		$

Consolidated Fixed Charges (Sum of Items (a)-(e)(8))			$

(5)                                  Without duplication to the extent deducted in the calculation of Consolidated Net Income for such period.

(6)                                  Without duplication.

(7)                                  The aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries (other than those financed with secured Indebtedness permitted by Section 6.1 of the Credit Agreement or made or incurred pursuant to Section 6.8(b)(ii) of the Credit Agreement).

(8)                                  Without duplication.

IV.	Fixed Charge Coverage Ratio

(a)	Consolidated Adjusted EBITDA	$

(b)	Consolidated Fixed Charges	$

Fixed Charge Coverage Ratio (Item (a) divided by Item (b))		. :1.00

Schedule 4.11
(Adverse Proceedings)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

The inclusion of these items on this schedule is not an admission by the Borrower that these items represent a Material Adverse Effect or that such disclosure was required to be set forth as an exception to this representation.

Bjork, David (Case number MICV2005-01131, filed in Massachusetts Superior Court)

•                 This is a personal injury case with a date of loss of December 16, 2002. Amount of damages is unspecified, and the Company has not reserved any amount with respect to this matter.

D’Angelo, Amy (Case number 98-3281, filed in New York)

•                 This is a personal injury case with a date of loss of February 4, 1998. Plaintiff is seeking $10,000,000 in damages, and the Company has reserved $25,000 with respect to this matter.

Employment and labor-related claims are listed in Schedule 4.18.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None

Schedule 4.13

(Real Estate Assets)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

4.13(i)

915 Riverview Drive

Johnson City, TN

7777 N. 73rd Street

Milwaukee, WI

50 Gordon Drive

Rockland, ME

4.13(ii)

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.14

(Environmental Matters)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.18

(Employee Matters)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.19

(Employee Benefit Plans)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

Retired/Former Employee Benefit Plans

Douglas Dynamics L.L.C. Insurance Coverage Policy for Retirees, as revised December 31, 2003.

Funding of Pension Plans

As of December 31, 2006, the present value of the aggregate benefit liabilities under the Douglas Dynamics LLC Salaried Pension Plan and the Douglas Dynamics LLC Pension Plan for Hourly Employees exceeded the aggregate current value of the assets under such plans by approximately $5.1 million.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.22

(Certain Existing Liens)

See Schedule 6.2.

Schedule 4.24

(Deposit Accounts)

Description	Bank Account Number	Loan Party	Depository Institution/ Contact Information

Main Operating Account, Concentration Account for all Controlled Disbursement Accounts, Sweep Account for Fisher and Western Lockbox		Douglas Dynamics, L.L.C.

Accounts Payable Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

Flex Spending Claims Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

Medical Claims Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

Dental Claims Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

401(k) account		Douglas Dynamics, L.L.C.

Payroll Clearing-WI		Douglas Dynamics, L.L.C.

general account		Douglas Dynamics Holdings Inc.

general account		Douglas Dynamics Finance Company

Description	Bank Account Number	Loan Party	Depository Institution/ Contact Information

Payroll Clearing-ME		Fisher, LLC

Payroll Clearing- TN		Douglas Dynamics, L.L.C.

Schedule 6.1(f)

(Certain Indebtedness)

None.

Schedule 6.2

(Permitted Liens)

Delaware Secretary of State searched on 04/24/07. Secured Party: Hyster Credit Company, P.O. Box 27248, Tempe, AZ 85285-7248. File no. 2197519, 07/23/2002. One Hyster Model S30XM, One Hyster Model H40XM Lift Truck together with all attachments and accessories.

Delaware Secretary of State searched on 04/24/07. Secured Party: Hyster Credit Company, P.O. Box 4366, Portland, OR 97208. File no. 2200036, 07/29/2002. One Hyster Model S30XM, One Hyster Model H40XM Lift Truck together with all attachments and accessories.

Delaware Secretary of State searched on 04/24/07. Secured Party: Bystronic Inc., 185 Commerce Drive, Hauppauge, NY, 11788. File no. 6046680, 01/27/2006. One BYSTAR 4020-2 (4400 Watt) Job No. 1803.

Schedule 6.7

(Certain Investments)

None.

Schedule 6.12

(Certain Affiliate Transactions)

All transactions, including payments, in respect of the Amended and Restated Joint Management Services Agreement dated as of April 12, 2004.